                                                      Registration No. 2-64233
                                                      (under the Securities Act
                                                      of 1933)
                                                      Registration No. 811-2918
                                                      (under the Investment
                                                      Company Act of 1940)

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 ( )



         Pre-Effective Amendment No.                                    ( )
         Post-Effective Amendment No. 41                                (X)
                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         ( )

         Amendment No. 42                                               (X)


                        (Check appropriate box or boxes)

                               DUPREE MUTUAL FUNDS

                               -------------------
               (Exact Name of Registrant as Specified in Charter)

                  125 South Mill Street, Vine Center, Suite 100
                  ---------------------------------------------
                            Lexington, Kentucky 40507

                            -------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code (859) 254-7741
        -----------------------------------------------------------------

                              THOMAS P. DUPREE, SR.
                             Dupree & Company, Inc.
                  125 South Mill Street, Vine Center, Suite 100
                            Lexington, Kentucky 40507

                            -------------------------
                     (Name and Address of Agent for Service)

            Approximate Date of Proposed Public Offering: Continuous
            --------------------------------------------------------

It is proposed that this filing will become effective
(check appropriate box)

____ immediately upon filing pursuant to paragraph (b)




 X   on November 1, 2000 pursuant to paragraph (b)
----

____ 60 days after filing pursuant to paragraph (a)(1)
____ on _________pursuant to paragraph (a) (1)
____ 75 days after filing pursuant to paragraph (a) (2)

____ on _________pursuant to paragraph (a) (2) of rule 485
____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

DUPREE MUTUAL FUNDS
REGISTRATION STATEMENT ON FORM N-1A

CROSS-REFERENCE SHEET

Part A
Item No.                 Prospectus Caption
        1                Front and Back Cover Pages

        2                Dupree Mutual Funds - Summary; Bar Charts and Performance Table

        3                Fees and Expenses of the Trust
        4                Organization of the Trust; Dupree Mutual Funds - Summary
        5                Not Applicable
        6                Management of the Trust
        7                Determining Net Asset Value, Buying Shares, Selling Shares, Taxes, Dividends
        8                Not Applicable
        9                Financial Highlights

Part B
Item No.         Statement of Additional Information

      10                 Cover Page; Table of Contents
      11                 General Information and History
      12                 Investment Objectives and Policies; Portfolio Turnover
                         Investment Restrictions
      13                 Investment Adviser; Officers and Trustees
      14                 Officers and Trustees, Shares of Beneficial Interest
      15                 Investment Adviser and Other Services
      16                 Portfolio Transactions
      17                 Shares of Beneficial Interest
      18                 How to Purchase Shares; How to Redeem Shares;
                                    How We Compute Our Yields

      19                 Tax Information
      20                 Not Applicable
      21                 How We Compute Our Yields
      22                 Financial Statements

PROSPECTUS


November 1, 2000


DUPREE MUTUAL FUNDS
P.O. Box 1149
Lexington, Kentucky 40588-1149

(859) 254-7741

(800) 866-0614



MUNICIPAL BOND FUNDS
Alabama Tax-Free Income Series
Alabama Tax-Free Short-to-Medium Series
Kentucky Tax-Free Income Series
Kentucky Tax-Free Short-to-Medium Series
Mississippi Tax-Free Income Series
Mississippi Tax-Free Short-to-Medium Series
North Carolina Tax-Free Income Series
North Carolina Tax-Free Short-to-Medium Series
Tennessee Tax-Free Income Series
Tennessee Tax-Free Short-to-Medium Series


GOVERNMENT BOND FUNDS
Intermediate Government Bond Series

This Prospectus is a concise statement of information about Dupree Mutual Funds (the "Trust") that you should know before investing. This Prospectus should be kept for future reference.

These Securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

 2       Dupree Mutual Funds Summary

 4       Charts and Tables

 8       Trust Expenses

10       Organization of the Trust

10       Investment Objectives

13       Investment Policies and Restrictions

15       Management of the Trust

17       Determining Net Asset Value

18       Buying Shares

19       Selling Shares

22       Dividends

21       Taxes

23       Performance Calculations

24       Financial Highlights

28       How to Reach Us

DUPREE MUTUAL FUNDS - SUMMARY

SINGLE STATE MUNICIPAL BOND SERIES

INVESTMENT OBJECTIVES AND GOALS
Investors in our municipal bond series are investors seeking the highest level of tax-free income available without undue risk to principal derived from state specific municipal securities. See "Investment Objectives".



PRINCIPAL INVESTMENT STRATEGIES
Investors in the Alabama, Kentucky, Mississippi, North Carolina and Tennessee Tax-Free Income Series seek a steady flow of income with greater share price fluctuation from state specific municipal securities of investment grade with a dollar weighted average maturity of ten (10) or more years.

Investors in the Alabama, Kentucky, Mississippi, North Carolina and Tennessee Tax-Free Short-to-Medium Series seek a steady flow of income with somewhat less yield but with less share price fluctuation from state specific municipal securities of investment grade with a dollar weighted average maturity of two
(2) to five (5) years.



PRINCIPAL RISKS OF INVESTING
The principal risks of investing in any of the single state municipal bond series is the possibility of default on the municipal securities, even though the securities are of investment grade, or loss of money. Investment in any of the single state municipal bond series may involve greater risk than an investment in a fund with a portfolio of municipal securities from throughout the country. This additional risk is due to the possibility of an economic or political development unique to a single state or region. Generally speaking, as interest rates rise, the share value will decline. The effect of changes in interest rates is more pronounced in portfolios with longer average maturities. There is no assurance that the investment objective of any series will be achieved. A series' return and net asset value will fluctuate.

The portfolios of the Kentucky and Tennessee Tax-Free Income Series are diversified, while the portfolios of all the other single state series are non-diversified. A non-diversified portfolio may have as much as 50% of the portfolio invested in the securities of a single issuer, while a diversified portfolio may have as much as 25% of the portfolio invested in the securities of a single issuer. The potential for investment of 50% of the portfolio in the securities of a single issuer may involve more risk, because the consequences of a default by that issuer would be greater than a default by an issuer representing only 25% of the portfolio.



Investors should recognize that, in periods of rising interest rates, the yield of the series would tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the series will likely be invested in portfolio instruments producing lower yields than the balance of the series' portfolio, reducing the current yield of the series. In periods of rising interest rates, the opposite can be true.



INTERMEDIATE GOVERNMENT BOND SERIES

INVESTMENT OBJECTIVES AND GOALS
Investors in our Intermediate Government Bond Series are seeking the highest level of current income without undue risk to principal derived from securities of the U.S. Government and its agencies.

PRINCIPAL INVESTMENT STRATEGIES
65% of the portfolio of the Intermediate Government Bond Series will be invested in securities issued by the U.S. Government of its agencies or instrumentalities, with the remaining 35% of the portfolio invested in bank accounts fully insured by the FDIC or collateralized by bonds issued by the U.S. Government or its agencies or U.S. Treasury or Agency Notes and Bills. The average dollar weighted maturity will be three (3) to ten (10) years.

PRINCIPAL RISKS OF INVESTING
The principal risk of investing in the Intermediate Government Bond Series is the possibility of default, even though the securities are of investment grade, or loss of money. Generally speaking, as interest rates rise, the share value will decline. The effect of changes in interest rates is more pronounced in portfolios with longer average maturities. There is no assurance that the investment objective will be achieved. The series' return and net asset value will fluctuate.


The portfolio of the Intermediate Government Bond Series is non-diversified. A non-diversified portfolio may have as much as 50% of the portfolio invested in the securities of a single issuer, while a diversified portfolio may have as much as 25% of the portfolio invested in the securities of a single issuer. The potential for investment of 50% of the portfolio in the securities of a single issuer may involve more risk, because the consequences of a default by the issuer would be greater than a default by an issuer representing only 25% of the portfolio.


Investors should recognize that in periods of rising interest rates, the yield of the series would tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the series will likely be invested in portfolio instruments producing lower yields than the balance of the series portfolio, reducing the current yield of the series. In periods of rising interest rates, the opposite can be true.

BAR CHART AND PERFORMANCE TABLES

The following bar charts and tables provide an indication of the risks of investing in the funds by showing changes in the series performance from year to year over a 10 year period (or since inception) and by showing how the Series' average annual returns for one, five and ten years (or since inception) compare to those of a broad-based securities market index. How the Series has performed in the past is not necessarily an indication of how the Series will perform in the future. Bar charts and performance tables are not included for The Alabama Tax-Free Income Series, The Alabama Tax-Free Short-to-Medium Series, The Mississippi Tax-Free Income Series, The Mississippi Tax-Free Short-to-Medium Series as these funds have not been existence for one calendar year.

          KENTUCKY INCOME SERIES
           ANNUAL TOTAL RETURNS
                        One Year
           Years          Total
         Ending On       Return

         ---------       ------

          12/31/90        7.45%
          12/31/91       10.72%
          12/31/92        9.03%
          12/31/93       12.75%
          12/31/94       -2.95%
          12/31/95       14.22%
          12/31/96        3.69%
          12/31/97        8.06%
          12/31/98        5.65%
          12/31/99       -1.43%

      2000 Year-To-Date Total Return through September 30, 2000: 4.24% Maximum Total Return for the quarter ending February 28, 1995: 5.45%
      Minimum Total Return for the quarter ending April 30, 1994: -5.43%

                                  Total Returns

                         KENTUCKY TAX-FREE INCOME SERIES

                                       VS

                     LEHMAN 10 AND 20 YEAR MUNICIPAL INDICES

                         For the Calendar Year Ending On

                                    31-Dec-99

                                     For The         For The        For The
                                       Last         Last Five       Last Ten
                                       Year           Years          Years
                                       ----           -----          -----

               Fund                   -1.42%          5.89%          6.56%

               10-Year Index          -1.25%          7.12%          7.10%

               20-Year Index          -4.68%          7.36%          7.21%

  KENTUCKY SHORT-TO-MEDIUM SERIES
       ANNUAL TOTAL RETURNS
                     One Year
      Years           Total
      Ending On       Return
      12/31/90        6.82%
      12/31/91        7.30%
      12/31/92        6.87%
      12/31/93        5.69%
      12/31/94        1.02%
      12/31/95        6.22%
      12/31/96        3.96%
      12/31/97        5.18%
      12/31/98        4.63%
      12/31/99        0.29%

      2000 Year-To-Date Total Return through September 30, 2000: 3.12% Maximum Total Return for the quarter ending January 31, 1992: 2.69%
      Minimum Total Return for the quarter ending April 30, 1994: -2.11%

                    KENTUCKY TAX-FREE SHORT-TO-MEDIUM SERIES
                                       VS
                         LEHMAN TEN YEAR MUNICIPAL INDEX

                         For the Calendar Year Ending On

                                    31-Dec-99

                                 For The      For The      For The
                                   Last      Last Five     Last Ten
                                   Year        Years        Years
                                 -------     ---------     --------

               Fund                0.29%       4.04%        4.77%

               10-Year Index      -1.25%       7.12%        7.10%

     NORTH CAROLINA INCOME SERIES
       ANNUAL TOTAL RETURNS

     Years         One Year
     Ending On     Total Return
     12/31/96         5.37%
     12/31/97         9.83%
     12/31/98         7.51%
     12/31/99        -2.72%


      2000 Year-To-Date Total Return through September 30, 2000: 5.07% Maximum Total Return for the quarter ending September 30, 1996: 4.09%
      Minimum Total Return for the quarter ending March 31, 1996: -2.65%

                                  Total Returns

                      NORTH CAROLINA TAX-FREE INCOME SERIES

                                       VS

                     LEHMAN 10 AND 20 YEAR MUNICIPAL INDICES

                         For the Calendar Year Ending On

                                    31-Dec-99

                                  For The
                                   Last                      Since
                                   Year                  Nov. 15, 1995
                                   ----                  -------------

               Fund               -2.72%                    5.60%

               10-Year Index      -1.25%                    4.81%

               20-Year Index      -4.68%                    4.47%

NORTH CAROLINA SHORT-TO-MEDIUM SERIES
         ANNUAL TOTAL RETURNS




       Years        One Year
     Ending On    Total Return
     ---------    ------------
      12/31/96        4.56%
      12/31/97        5.03%
      12/31/98        4.77%
      12/31/99        0.92%


2000 Year-To-Date Total Return through September 30, 2000: 2.83%

Maximum Total Return for the quarter ending July 31, 1997: 2.50%
Minimum Total Return for the quarter ending June 30, 1999: -0.65%

                                  Total Returns

                 NORTH CAROLINA TAX-FREE SHORT-TO-MEDIUM SERIES
                                       VS

                        LEHMAN THREE YEAR MUNICIPAL INDEX

                         For the Calendar Year Ending On

                                    31-Dec-99

                               For The
                                 Last                     Since
                                 Year                  Nov. 30, 1995
                                 ----                  -------------

               Fund             0.92%                     4.03%

               3-Year Index     1.96%                     4.28%

      TENNESSEE INCOME SERIES
       ANNUAL TOTAL RETURNS

       Years         One Year
     Ending On    Total Return
     ---------    ------------

      12/31/94       -1.22%
      12/31/95       18.28%
      12/31/96        5.15%
      12/31/97        9.00%
      12/31/98        7.63%
      12/31/99       -2.71%

2000 Year-To-Date Total Return through September 30, 2000: 2.26%

Maximum Total Return for the quarter ending March 31, 1995: 7.29%
Minimum Total Return for the quarter ending June 30, 1999: -1.81%

                                  Total Returns

                        TENNESSEE TAX-FREE INCOME SERIES
                                       VS

                     LEHMAN 10 AND 20 YEAR MUNICIPAL INDICES

                         For the Calendar Year Ending On
                                    31-Dec-99

                                  For The      For The
                                    Last      Last Five        Since
                                    Year        Years      Dec. 31, 1993
                                    ----        -----      -------------

               Fund                -2.71%       7.26%          5.80%

               10-Year Index       -1.25%       7.12%          5.04%

               20-Year Index       -4.68%       7.36%          4.75%

 TENNESSEE SHORT-TO-MEDIUM SERIES
        ANNUAL TOTAL RETURNS


       Years         One Year
     Ending On     Total Return
     ---------     ------------

     31-Dec-95        7.12%
     31-Dec-96        3.92%
     31-Dec-97        5.38%
     31-Dec-98        4.33%
     31-Dec-99        1.14%

2000 Year-To-Date Total Return through September 30, 2000: 5.03%

Maximum Total Return for the quarter ending October 31, 1995: 2.41% Minimum Total Return for the quarter ending April 30, 1996: -0.43%

                                  Total Returns
                    TENNESSEE TAX-FREE SHORT-TO-MEDIUM SERIES
                                       VS
                        LEHMAN THREE YEAR MUNICIPAL INDEX

                         For the Calendar Year Ending On

                                    31-Dec-99

                               For The
                                Last                     Since
                                Year                  Nov. 1, 1994
                                ----                  ------------

               Fund            1.14%                     4.52%

               3-Year Index    1.96%                     5.17%

INTERMEDIATE GOVERNMENT BOND SERIES
       ANNUAL TOTAL RETURNS

    Years        One Year
  Ending On    Total Return
  ---------    ------------

  31-Dec-93       11.93%
  31-Dec-94       -5.94%
  31-Dec-95       17.54%
  31-Dec-96        3.14%
  31-Dec-97        9.39%
  31-Dec-98        7.68%
  31-Dec-99       -1.78%



2000 Year-To-Date Total Return through September 30, 2000: 6.90%

Maximum Total Return for the quarter ending May 31, 1995: 6.23%
Minimum Total Return for the quarter ending May 31, 1994: -6.00%

                                  Total Returns
                       INTERMEDIATE GOVERNMENT BOND SERIES
                                       VS
                       LEHMAN INTERMEDIATE TREASURY INDEX

                         For the Calendar Year Ending On
                                    31-Dec-99

                              For The      For The
                                Last      Last Five      Since
                                Year        Years     Aug. 1, 1992
                              -------     ---------   ------------

               Fund            -1.78%       7.00%        6.00%

               Intermediate
               Treasury         0.41%       6.92%        5.78%
               Index

FEES AND EXPENSES OF THE TRUST:
THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE TRUST.


                                        Alabama     Alabama     Kentucky    Kentucky     Mississippi    Mississippi
                                        Tax-Free    Tax-Free    Tax-Free    Tax-Free     Tax-Free       Tax-Free
                                        Income      Short-to    Income      Short-to     Income         Short-to
                                        Series      Medium      Series      Medium       Series         Medium
                                                    Series                  Series                      Series
SHAREHOLDER FEES: (fees paid directly from your investment)

Maximim Sales Charge (Load)
   Imposed on Purchases
   (as a percentage of offering price)      NONE        NONE        NONE        NONE          NONE          NONE
Maximum Deferred Sales Charge (Load)
   (as a percentage of offering price)      NONE        NONE        NONE        NONE          NONE          NONE
Maximum Sales Charge (Load)
   Imposed on Reinvested Dividends
   (and other distributions)
   (as a percentage of offering price)      NONE        NONE        NONE        NONE          NONE          NONE
Redemption Fees
   (as a percentage of amount
   redeemed, if applicable)                 NONE        NONE        NONE        NONE          NONE          NONE
Exchange Fee                                NONE        NONE        NONE        NONE          NONE          NONE
MAXIMUM ACCOUNT FEE                         NONE        NONE        NONE        NONE          NONE          NONE





                                        North       North       Tennessee   Tennessee    Intermediate
                                        Carolina    Carolina    Tax-Free    Tax-Free     Government
                                        Tax-Free    Tax-Free    Income      Short-to     Bond
                                        Income      Short-to    Series      Medium       Series
                                        Series      Medium                  Series

SHAREHOLDER FEES: (fees paid directly from your investment)
                                                   -

Maximim Sales Charge (Load)
   Imposed on Purchases
   (as a percentage of offering price)      NONE        NONE        NONE        NONE          NONE
Maximum Deferred Sales Charge (Load)
   (as a percentage of offering price)      NONE        NONE        NONE        NONE          NONE
Maximum Sales Charge (Load)
   Imposed on Reinvested Dividends
   (and other distributions)
   (as a percentage of offering price)      NONE        NONE        NONE        NONE          NONE
Redemption Fees
   (as a percentage of amount
   redeemed, if applicable)                 NONE        NONE        NONE        NONE          NONE
Exchange Fee                                NONE        NONE        NONE        NONE          NONE


MAXIMUM ACCOUNT FEE                         NONE        NONE        NONE        NONE          NONE


                                            Alabama    Alabama (4) Kentucky     Kentucky    Mississippi   Mississippi (4)
                                            Tax-Free    Tax-Free   Tax-Free     Tax-Free    Tax-Free      Tax-Free
                                            Income      Short-to   Income       Short-to    Income        Short-to
                                            Series      Medium     Series       Medium      Series        Medium
                                                        Series                  Series                    Series

ANNUAL FUND OPERATING EXPENSES (before waivers/reimbursements)(1)
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)

Management Fee (2)                             0.500       0.500       0.431       0.500        0.500         0.500
Distribution Fee                               0.000       0.000       0.000       0.000        0.000         0.000
Shareholder Services Fee                       0.150       0.150       0.122       0.131        0.150         0.150
Other Expenses (3)                             2.611       2.611       0.052       0.057        2.696         2.696
Total Annual Fund Operating Expenses           3.261       3.261       0.605       0.688        3.346         3.346

1   Although not contractually obligated to do so, the adviser waived and reimbursed certain amounts. These are shown below along with the net expenses of the Funds actually paid for the fiscal year ended June 30, 2000.
    Waiver of Fund Expenses                    2.766       2.766       0.000       0.000        2.851         2.851
    Total Actual Annual Fund Operating
    Expenses (after waivers/reimbursements)    0.495       0.495       0.605       0.688        0.495         0.495

2   The Adviser has voluntarily waived a portion of the management fee. The Adviser can terminate this voluntary waiver at any time. The management fee paid by the Funds (after the voluntary waiver) for the year ended
    June 30, 2000:
                                               0.000       0.000       0.431       0.500        0.000         0.000

3   The Adviser voluntarily reimbursed certain other operating expenses of the Funds. Other expenses include but are not limited to printing, postage and professional fees. The Adviser can terminate this voluntary waiver at any time. The total other expense paid by the funds (after the voluntary reimbursement) for the year ended
    June 30, 2000:
                                               0.345       0.345       0.052       0.057        0.345         0.345

4   The annual fund operating expenses for the Alabama Tax-Free Short-to-Medium Series and the Mississippi Tax-Free
    Free Short-to-Medium Series are estimates as the funds were not in operation Fiscal year 2000.


                                                       North       North        Tennessee       Tennessee       Intermediate
                                                       Carolina    Carolina     Tax-Free        Tax-Free        Government
                                                       Tax-Free    Tax-Free     Income          Short-to        Bond
                                                       Income      Short-to     Series          Medium          Series
                                                       Series      Medium                       Series
                                                                   Series

ANNUAL FUND OPERATING EXPENSES (before waivers/reimbursements)(1)
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)

Management Fee (2)                                        0.500        0.500         0.500           0.500            0.200
Distribution Fee                                          0.000        0.000         0.000           0.000            0.000
Shareholder Services Fee                                  0.150        0.150         0.134           0.150            0.150
Other Expenses(3)                                         0.068        0.147         0.032           0.132            0.058
Total Annual Fund Operating Expenses                      0.718        0.797         0.666           0.782            0.408

1   Although not contractually obligated to do so, the adviser waived and reimbursed certain amounts. These are shown below along with the net expenses of the Funds actually paid for the fiscal year ended June 30, 2000.
    Waiver of Fund Expenses                               0.167        0.321         0.126           0.186            0.000
    Total Actual Annual Fund Operating
    Expenses (after waivers/reimbursements)               0.551        0.476         0.540           0.596            0.408
2   The Adviser has voluntarily waived a portion of the management fee. The Adviser can terminate this voluntary waiver at any time. The management fee paid by the Funds (after the voluntary waiver) for the year ended June 30, 2000:
                                                          0.333        0.179         0.374           0.314            0.200
3   The Adviser voluntarily reimbursed certain other operating expenses of the Funds. Other expenses include but are not limited to printing, postage and professional fees. The Adviser can terminate this voluntary waiver at any time. The total other expense paid by the funds (after the voluntary reimbursement) for the year ended June 30, 2000:
                                                          0.068        0.147         0.032           0.132            0.058

EXAMPLE:
This example is intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Trust for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Trust's operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your costs would be:


             Alabama    Alabama     Kentucky   Kentucky    Mississippi Mississippi
             Tax-Free   Tax-Free    Tax-Free   Tax-Free    Tax-Free    Tax-Free
             Income     Short-to    Income     Short-to    Income      Short-to
             Series     Medium      Series     Medium      Series      Medium
                        Series*                Series                  Series*
1 year           329        342         62         70          337        342
3 years         1004       1043        194        220         1029       1043
5 years         1703                   338        383         1744
10 years        3559                   756        856         3636


             North      North       Tennessee  Tennessee   Intermediate
             Carolina   Carolina    Tax-Free   Tax-Free    Government
             Tax-Free   Tax-Free    Income     Short-to    Bond
             Income     Short-to    Series     Medium      Series
             Series     Medium                 Series
                        Series
1 year            73         81          68         80          42
3 years          230        255         213        250         131
5 years          399        443         371        434         229
10 years         892        986         830        968         515
*Expenses are estimates, funds were not in operation as of June 30, 2000.
You would pay the same expenses assuming no redemption.

ORGANIZATION OF THE TRUST

Dupree Mutual Funds is a Kentucky Business Trust organized under the laws of the Commonwealth of Kentucky on July 1, 1987. The Trust offers shares of beneficial interest of separate series without par value.


SHARES OF ELEVEN SERIES ARE BEING OFFERED FOR SALE:

Alabama Tax-Free Income Series
Alabama Tax-Free Short-to-Medium Series


Kentucky Tax-Free Income Series
Kentucky Tax-Free Short-to-Medium Series


Mississippi Tax-Free Income Series
Mississippi Tax-Free Short-to-Medium Series


North Carolina Tax-Free Income Series
North Carolina Tax-Free Short-to-Medium Series

Tennessee Tax-Free Income Series
Tennessee Tax-Free Short-to-Medium Series

Intermediate Government Bond Series

Each share has one vote. Fractional shares have proportionate voting rights and participate pro-rata in dividends and distributions. Our shares have cumulative voting rights for the election of Trustees. On matters affecting an individual series, a separate vote of the series is required. Shareholders of a series are not entitled to vote on any matter not affecting the series in which they are invested.


We are registered as a diversified, open-end investment company of the management type under the Investment Company Act of 1940; however, each series of the Trust may or may not be diversified. Our shares, which are offered continuously, are registered for sale under the Securities Act of 1933. The Alabama, Kentucky, Mississippi, North Carolina, Tennessee Series and the Intermediate Government Bond Series are qualified for sale in Kentucky, Florida, Indiana, and North Carolina under the securities law of those states. The two Kentucky Series, the two Tennessee Series and the Intermediate Government Bond Series are qualified for sale in Texas. The two Tennessee Series and the Intermediate Government Bond Series are qualified for sale in Tennessee. We offer and redeem our shares at current net asset value.


Investment Objectives

Single State Municipal Bond Series
All of our single state series, whatever their maturity range, have an investment objective of realizing the highest level of tax-exempt income available without undue risk to principal by investing in state specific municipal securities. The interest earned on these securities, in the opinion of bond counsel for the issuer, is exempt from federal and state taxation in the state of issuance. In conformity with Guidelines of the Securities and Exchange Commission, each single state series has a fundamental policy that during periods of normal market conditions either (1) the series' assets will be invested so that at least 80% of the income will be tax-exempt or (2) the series will have at least 80% of its net assets invested in tax-exempt securities. In addition, under normal market conditions, at least 65% of the value of each series assets will be invested in municipal securities of the state identified in the title of the fund.

Yield on municipal securities is dependent on a variety of factors, including the maturity and quality of the particular obligation, the size of the total offering, conditions in the municipal securities markets and general monetary and economic conditions. Generally, issues of shorter maturity and/or higher quality pay lower yields than issues of longer maturity and/or lower quality. The market values of municipal securities vary depending upon available yields both in the municipal securities markets and in the short-term money markets. Therefore, the net asset value of our shares will change as interest rates fluctuate, generally declining as interest rates rise and rising as interest rates fall. The types of municipal securities and the general characteristics of each type are described in the "Statement of Additional Information".


The inherent risk associated with investment in municipal securities is the risk of default. In addition, the net asset value of our shares may be impacted by the general economic situation in the country and/or within the states of Alabama, Kentucky, Mississippi, North Carolina and Tennessee. The limitation of our investments of each series to a single state may involve greater risk than if we invested in municipal securities throughout the country, due to the possibility of an economic or political development that could uniquely affect the ability of issuers to meet the debt obligations of the securities.

Alabama's economy relies in part on the textile, automobile and forest products industries, all of which may be affected by cyclical changes. While average per capita income of Alabama residents continues to improve, certain areas continue to lag in economic development.


The Kentucky non-agricultural economy is diversified among the following: services, wholesale and retail trade, manufacturing, and government. Agriculture in Kentucky is well diversified among tobacco, corn, hogs, cattle, other grains, equine, and truck crops. No single segment of the economy consists of as much as one fourth of the overall State Domestic Product.



Mississippi's economy relies primarily on manufacturing and service industries, with substantial growth in the gaming and tourism industries. In recent years, while Mississippi's financial condition continues to improve, it currently ranks last among the states in per capita income.



The North Carolina economy derives most of its income from three main sectors: industry, agriculture and tourism, in that order. Each of these sectors are well diversified. Industry has a good balance between production of goods versus services, with a slight edge to the services side. Agriculture is diversified among tobacco, poultry, fruits, vegetables and various kinds of livestock. Tourism is concentrated in the far west and the coastal region. The U.S. military bases in North Carolina constitute a significant part of the economy as well.

The Tennessee non-agricultural economy is diversified among the following sectors: manufacturing; wholesale and retail trade; services; and government. Agriculture in Tennessee is widely diversified among livestock, poultry, fruit and vegetables production, as well as nursery operations. Agriculture constitutes about one third of the overall economy.



The economies of Alabama, Kentucky, Mississippi, North Carolina and Tennessee are sufficiently diverse that an economic decline in a single segment of a state's economy would not necessarily lead to the non-payment of debt service on municipal bonds.

Alabama Tax-Free Income Series
This is a non-diversified fund where the nominal maturity will usually average 10 years or more, where a fairly level stream of income is important, though net asset value per share can fluctuate considerably. The portfolio had a weighted dollar average nominal effective maturity of 17.58 years and a weighted average effective maturity of 11.81 years as of June 30, 2000. As a non-diversified series, the Income Series may invest up to 50% of the series' total assets in as few as two investments, with each of those investments comprising up to 25% of the series' total assets. In this case, a default would produce a more dramatic result as compared to a fully diversified fund.

Kentucky Tax-Free Income Series
This is a diversified fund of long-term maturity bonds where the nominal maturity will usually average 10 years or more, where a fairly level stream of income is important, though net asset value per share can fluctuate considerably. The portfolio had a weighted dollar average nominal maturity of
16.51 years and a weighted average effective maturity of 9.98 years as of June 30, 2000.

Kentucky Tax-Free Short-to-Medium Series
This is a non-diversified fund with a dollar weighted average maturity of two to five years. The yield of this series will typically be lower than the Income Series, but with less principal fluctuation. The portfolio had a weighted average effective maturity of 4.17 years as of June 30, 2000. As a non-diversified series, the Short-to-Medium Series may invest up to 50% of the series' total assets in as few as two investments, with each of those investments comprising up to 25% of the series' total assets. In this case, a default would produce a more dramatic result as compared to a fully diversified fund.

Mississippi Tax-Free Income Series
This is a non-diversified fund where the nominal maturity will usually average 10 years or more, where a fairly level stream of income is important, though net asset value per share can fluctuate considerably. The portfolio had a weighted dollar average nominal effective maturity of 17.60 years and a weighted average effective maturity of 13.08 years as of June 30, 2000. As a non-diversified series, the Income Series may invest up to 50% of the series' total assets in as few as two investments, with each of those investments comprising up to 25% of the series' total assets. In this case, a default would produce a more dramatic result as compared to a fully diversified fund.

North Carolina Tax-Free Income Series
This is a non-diversified fund where the nominal maturity will usually average 10 years or more, where a fairly level stream of income is important, though net asset value per share can fluctuate considerably. The portfolio had a weighted dollar average nominal effective maturity of 18.75 years and a weighted average effective maturity of 17.58 years as of June 30, 2000. As a non-diversified series, the Income Series may invest up to 50% of the series' total assets in as few as two investments, with each of those investments comprising up to 25% of the series' total assets. In this case, a default would produce a more dramatic result as compared to a fully diversified fund.

North Carolina Tax-Free Short-to-Medium Series
This is a non-diversified fund with a dollar weighted average maturity of two to five years. The yield of this series will typically be lower than the Income Series, but with less principal fluctuation. The portfolio had a weighted average effective maturity of 4.07 years as of June 30, 2000. As a non-diversified series, the Short-to-Medium Series may invest up to 50% of the series' total assets in as few as two investments, with each of those investments comprising up to 25% of the series' total assets. In this case, a default would produce a more dramatic result as compared to a fully diversified fund.

Tennessee Tax-Free Income Series
This is a diversified fund of long-term maturity bonds, where the nominal maturity will usually average 10 years or more, where a fairly level stream of income is important, though net asset value per share can fluctuate considerably. The portfolio had a weighted dollar average nominal effective maturity of 17.61 years and a weighted average effective maturity of 14.33 years as of June 30, 2000.

Tennessee Tax-Free Short-to-Medium Series
This is a non-diversified fund with a dollar weighted average maturity of two to five years. The yield of this series will typically be lower than the Income Series, but with less principal fluctuation. This portfolio had a weighted average effective maturity of 3.83 years as of June 30, 2000. As a non-diversified series, the Short-to-Medium Series may invest up to 50% of the series' total assets in as few as two investments, with each of those investments comprising up to 25% of the series' total assets. In this case, a default would produce a more dramatic result as compared to a fully diversified fund.


Intermediate Government Bond Series
Seeks the highest level of current income without undue risk to principal by investing in the following securities: issues of the U.S. Government or its agencies or instrumentalities, repurchase agreements fully collateralized by issues of the U.S. Government or its agencies or instrumentalities and bank accounts fully insured by the FDIC or collateralized. The types of securities are described in the "Statement of Additional Information". The dollar weighted maturity of the portfolio will usually be 3 to 10 years to produce minimal fluctuation in principal. The portfolio had a weighted average effective maturity of 8.34 years as of June 30, 2000.


INVESTMENT POLICIES AND RESTRICTIONS

Single State Municipal Bond Series
Our six single state municipal bond series have fundamental policies of investing at least 80% of the value of the assets in securities meeting the following quality standards:

A) Bonds rated at the time of purchase within the four highest grades assigned by a recognized rating agency.

B) Notes rated at the time of purchase within the three highest grades assigned by a recognized rating agency; and bonds and notes not rated by a recognized rating agency within the grades specified above, but secured by the full faith and credit of the United States government (e.g., refunded or defeased bonds or notes secured by United States Treasury Bills or Notes.)

C) No more than 20% of the value of our total assets in any of the municipal bond series will be invested in securities which are not rated. The Trust will not purchase securities which in the opinion of the Investment Adviser would not have been rated in one of the grades specified above. In addition, our Investment Adviser will make its own evaluation of each security it selects for each portfolio and will continue to evaluate each portfolio security so long as we hold it.



As an additional matter of fundamental policy, except as indicated below, the only securities we will purchase for the municipal bond series are those producing income exempt from both Federal and State income taxes in the states where shares of the series are offered, though ad valorem taxes may be due in some states. Nor will we purchase securities subject to Alternative Minimum Tax.



The investment policies may not be changed without approval of the holders of a majority of the outstanding shares representing each series. The only exception to the policies previously described is that we may temporarily invest up to 50% of the value of our total assets in certain taxable obligations when, in the judgment of our Investment Adviser, abnormal market conditions make it advantageous to assume a defensive posture in taxable obligations. We also reserve the right to hold such cash reserves as the Investment Adviser deems necessary for temporary defensive purposes. In the

The taxable obligations and cash equivalents in which we may invest on a temporary basis include obligations of the U.S. Government and its agencies and instrumentalities; certificates of deposit, banker's acceptances and other short-term debt obligations of United States and Canadian banks with total assets of at least $1,000,000,000; commercial paper rated A-2 or better by S&P or Prime-2 or better by Moody's; and repurchase agreements relating to an underlying security in which we are authorized to invest.

Intermediate Government Bond Series
The Intermediate Government Bond Series has an investment objective of realizing the highest rate of current income without undue risk to principal by investing at least 65% of the value of our total assets in a professionally managed non-diversified portfolio of bonds: 1) issued by the U.S. Government, such as U.S. Treasury Bonds; or 2) issued by agencies or instrumentalities of the U.S. Government, such as, but not limited to, obligations of the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Bank. The remaining assets are invested in bank accounts fully insured by the FDIC or collateralized by bonds described above in
1) and 2); repurchase agreements fully collateralized by bonds described in 1) and 2); or U.S. Treasury or Agency Notes and Bills. The foregoing types of securities are described in the "Statement of Additional Information." The dollar weighted average maturity of the portfolio will be 3-10 years to produce minimal fluctuation in principal. There can be no assurance that the objectives of the series will be realized.

Investors should recognize that, in periods of declining interest rates, the series' yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the yield of the series will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the series will likely be invested in portfolio instruments producing lower yields than the balance of the series' portfolio, reducing the current yield of the series. In periods of rising interest rates, the opposite can be true.

Borrowing of Money
Each series permits borrowing money from banks as a temporary measure in order to pay redeeming shareholders or to satisfy purchase commitments, but such borrowings may not be in excess of 5% of the value of the assets of the affected series.

Asset Composition
The weighted average ratings of the securities held by the Trust on June 30, 2000, the ending date of the fiscal year, were:


                                  Aaa/AAA       Aa/AA             A/A            Baa/BBB          NR(total)
Municipal Bonds
Alabama Tax-Free
   Income Series                   86.30%       4.62%           0.00%             0.00%            9.08%

Kentucky Tax-Free
  Income Series                    52.53       17.79           22.02              4.36             3.30

Kentucky Tax-Free
  Short-to-Medium Series           50.71       34.16           11.37               .33             3.43

Mississippi Tax-Free
   Income Series                   82.54        4.37            8.74              0.00             4.35

North Carolina Tax-Free
  Income Series                    60.16       33.67            6.17              0.00             0.00

North Carolina Tax-Free
  Short-to-Medium Series           50.61       30.38           18.50               .51             0.00

Tennessee Tax-Free
  Income Series                    41.86       27.74           24.07              6.33             0.00

Tennessee Tax-Free
  Short-to-Medium Series           46.94       20.35           22.16             10.55             0.00

Government Bonds
Intermediate Government
  Bond Series                     100.00

The Board of Trustees of the Trust, acting upon information furnished by the Investment Adviser, has determined that the unrated bonds held by each series were comparable to rated bonds in the following categories:

Comparable To:                      Aaa/AAA     Aa/AA         A/A      Baa/BBB


Alabama Tax-Free
  Income Series                                                        9.08%

Kentucky Tax-Free
  Income Series                     .31%                      .21%     2.78

Kentucky Tax-Free
  Short-to-Medium Series                                               3.43

Mississippi Tax-Free
  Income Series                                              4.35


MANAGEMENT OF THE TRUST

Trustees
The Trustees of the Trust consist of seven individuals, four of whom are not "interested persons" of the Trust as defined in the Investment Company Act of 1940. The Trustees of the Trust are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed upon the directors or trustees of investment companies by the Investment Company Act of 1940. The Trustees of the Trust are:

Thomas P. Dupree, Sr., Chairman of the Board of Dupree & Company, Inc. *


William T. Griggs II, President of Dupree & Company, Inc.*


Lucy A. Breathitt, Alexander Farms, farming; Kentucky Horse Park Foundation Board; Kentucky Horse Park Museum Board, Kentucky State Nature Preserves Commission.

William A. Combs, Jr., Secretary, Treasurer, Director, Freedom Dodge, Lexington, KY and Dana Motor Company, Cincinnati, Ohio, auto dealerships; Partner, Ellerslie Realty, Inc., Forkland Development Co., and Lexland, Lexington, KY; Director, First Security Bank , Lexington, KY.


J. William Howerton, Judge (retired November 1996) KY Court of Appeals; Lifetime Trustee Paducah Junior College; Vice Chairman Paducah McCracken Co. Joint Sewer Agency; Self-Employed Mediator, Arbitrator and Special Judge.


William S. Patterson, President, CEO, Cumberland Surety Insurance Co., Lexington, KY.


*Thomas P. Dupree, Sr. and William T. Griggs II are "interested persons" of the Trust's Investment Adviser and of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 by virtue of their officership, directorship and/or employment with Dupree & Company, Inc. Dupree & Company, Inc. also serves as the Trust's Transfer Agent. The other Trustees are the non-interested Trustees of the Trust.


Except as otherwise noted, each individual has held the office indicated, or other offices in the same company, for the last five years.


                                                             Pension or                                      Total
                                                             Retirement               Estimated           Compensation
                                     Aggregate            Benefits Accrued             Annual            From Trust and
       Name of Person,             Compensation              As Part of             Benefits Upon        Trust Complex
           Position                 From Trust             Trust Expenses            Retirement         Paid to Trustees
----------------------------------------------------------------------------------------------------------------------------
Thomas P. Dupree, Sr.                   -0-               None - No Pension             None                  -0-
President, Chairman,                                     or Retirement Plan
Trustee

William T. Griggs II                    -0-               None- No Pension              None                  -0-
Vice President,                                          or Retirement Plan
Assistant Secretary, Trustee
(since 1998)

Lucy A. Breathitt                     $14,000              None-No Pension              None                $14,000
Trustee (since 1996)                                     or Retirement Plan

William A. Combs, Jr.                 $14,000             None - No Pension             None                $14,000
Trustee                                                  or Retirement Plan

J. William Howerton                     -0-               None- No Pension              None                  -0-
Trustee                                                  Or Retirement Plan

William S. Patterson                  $14,000             None - No Pension             None                $14,000
Trustee                                                  or Retirement Plan



Investment Adviser and Advisory Agreements

Our investment activities are managed by Dupree & Company, Inc., P.O. Box 1149 Lexington, Kentucky 40588-1149. Dupree & Company was formed in 1962 to continue a business founded in 1941. Dupree & Company, Inc. also serves as Transfer Agent.

Dupree & Company, Inc., may at its sole cost and expense, enter into sub-shareholder servicing agreements with commercial banks, investment advisers, or other entities to provide assistance in maintaining books, accounts and records of shareholders.



Dupree & Company, Inc. serves as the Investment Adviser for each of our eleven series pursuant to separate Investment Advisory Agreements with each series. The agreements for the Kentucky, North Carolina and Tennessee Series' are each dated November 1, 1997. The agreements for the Alabama and Mississippi Series' are dated November 1, 1999. Each agreement will continue in effect until October 31, 2001 and may be continued thereafter for annual periods if renewed. Subject to the direction of the Trustees, Dupree & Company, Inc. is responsible for the actual management of the Trust's portfolios. The compensation paid to the Investment Adviser as presented on page 3 is inclusive of certain administrative services and provision of office space, facilities, equipment and personnel for management of the Trust. The compensation paid to the Investment Adviser pursuant to the Investment Advisory Agreements is a percentage of the daily net assets of each series as follows:



Range of Total Assets                               100,000,001-
(in dollars)                     $0-100,000,000    $150,000,000    $150,000,001+
All Municipal Bond Funds               .50 of 1%   .45 of 1%       .40 of 1%
Intermediate Government Bond Series    .20 of 1%   .20 of 1%       .20 of 1%

Dupree & Company, Inc. has reserved the right to voluntarily waive management fees or assume and pay other expenses of any series of the Trust at its sole option.

In addition, the Trust has entered into a Transfer Agent/Shareholder Service Agreement with Dupree & Company, Inc. The agreement provides for a fee computed on the average daily net asset value at the annual rate of .15% on the first $20,000,000 and .12% of all amount in excess of $20,000,000.

Indiana and Texas limit annual expenses (exclusive of interest, taxes, brokerage commissions and extraordinary expenses) as follows: 1.5% of the first $30,000,000 in net assets and 1% of any additional net assets for Indiana; and 2% of the first $10,000,000 of average net assets, 1.5% of the next $20,000,000 of average net assets and 1% of the remaining average net assets for Texas.

Fund Portfolio Manager
The person primarily responsible for the day-to-day management of all series of the Trust is William T. Griggs II, President of the Investment Adviser. Mr. Griggs has been Portfolio Manager since 1989.

DETERMINING NET ASSET VALUE


The price used when you buy or sell shares in a series is the next net asset value computed after we receive your order in proper form. The net asset value per share of each series is determined separately at the close of trading on the New York Stock Exchange each day the Exchange is open for trading by dividing the total value of the assets of a series, minus liabilities, by the total number of shares outstanding. A sales charge or commission does not reduce the value of your investment in any of our series.


The securities in which we invest are traded primarily in the over-the-counter market. We value securities for which representative price quotations are current and readily available at the mean between the quoted bid and asked prices. If price quotations are not readily available, or if we believe that available quotations are not current or representative, we value securities at prices we believe will best reflect the fair value. In such cases, and in the case of other assets, fair value is determined in good faith in accordance with procedures approved in advance by our Board of Trustees, consistently applied by or under the supervision of our officers, and monitored by the Board on an ongoing basis.

BUYING SHARES

Our goal is to make doing business with us as easy as possible. You can buy shares at the next net asset value computed after we receive your investment in proper form as described below. There is no sales charge or load.


Terms of Offering
If you send us a check that does not clear, we may cancel your order and hold you responsible for any loss that we have incurred. We may recover our loss by redeeming shares held in your account, and we may prohibit or restrict you from placing future orders.


We retain the right to reject any order, and to raise or lower the minimum investment size for any persons or class of persons. An order to purchase shares is not binding on us until confirmed in writing by the Transfer Agent.

If you purchase shares through an investment representative, that party is responsible for transmitting orders in accord with contractual arrangements between the Trust and your representative. There may be different cut-off times for purchase and sale requests. Consult your investment representative for specific information.

Initial Investment
Your initial and subsequent investments need only be $100.00 for any of our series.

Purchases By Wire
If this is an initial investment you must first call us to tell us the following:
           - How the account is to be registered
           - Name of series in which you wish to invest
           - Your address
           - Your tax identification number
           - Amount being wired
           - Name of wiring bank

Our wire instructions are directed to Star Bank, Cincinnati, Ohio as follows:
     Firstar Bank                                     ABA #0420-0001-3
     Alabama Tax-Free Income Series                       #821-602-844
     Alabama Tax-Free Short-to-Medium Series              #821-602-851
     Kentucky Tax-Free Income Series                      #483-622-098
     Kentucky Tax-Free Short-to-Medium Series             #483-622-106
     Mississippi Tax-Free Income Series                   #821-637-840
     Mississippi Tax-Free Short-to-Medium Series          #821-602-802
     North Carolina Tax-Free Income Series                #483-622-338
     North Carolina Tax-Free Short-to-Medium Series       #483-622-346
     Tennessee Tax-Free Income Series                     #483-622-122
     Tennessee Tax-Free Short-to-Medium Series            #483-622-130
     Intermediate Government Bond Series                  #483-622-148


If you are adding to an existing account please call us with your name and account number.

Purchases By Mail
Make your check payable to the series you want to invest in and send your check to:
         Dupree Mutual Funds
         P.O. Box 1149
         Lexington, KY  40588-1149


Along with one of the following:
         *A completed new account form (if new account)
         *The detachable stub which you will find at the bottom of your most recent account statement
         *A letter specifying the account number and series

Automatic Purchase Plan
Once your account is open, you may make investments automatically by authorizing Dupree Mutual Funds to draw on your bank account. Please call us at the phone number on the back cover for more information.

Individual Retirement Accounts
Shareholders of the Intermediate Government Bond Series may establish Individual Retirement Accounts. Please contact us at the number on the back cover for more information.

SELLING SHARES



You may sell all or part of the shares in your account at any time without any penalties or sales commissions. To do so, simply use one of the methods described below. We will not require a signature guarantee (but reserve the right to do so); however, on your account application, you will be asked to indemnify and hold harmless the Trust, the Transfer Agent and their officers, agents and employees, from losses, claims, expenses and liabilities based on actions taken as the result of your instructions. The Trust will utilize reasonable procedures, such as recording telephone redemption request or making inquiries of information that should only be known to the shareholder and the Trust, to confirm that instructions communicated by telephone or in writing are genuine. If reasonable procedures are followed by the Trust, it will not be liable for losses due to unauthorized or fraudulent telephone instructions. The Securities and Exchange Commission is currently considering the propriety of the requirement of indemnification and hold harmless provisions.

By Telephone
In Lexington (859) 254-7741
Toll Free National Number (800) 866-0614
In North Carolina (800) 284-2562

All accounts will automatically receive telephone redemption, exchange and transfer privileges unless indicated otherwise on the initial application form. We will mail or wire the money only to the address or bank account previously filed with us. Changes to any redemption instructions must be made in writing and signed by all owners. The telephone cannot be used to redeem shares for which you hold certificates of beneficial interest or which were purchased by mail within the past 30 days.

By Mail
You must send us a written request for redemption, signed by each registered holder exactly as the shares are registered along with (if applicable):
    * Any certificates of beneficial interest
    * Documents required by Corporations, Executors, Administrators, Trustees and Guardians.

By Check
Shareholders of each of the Short-to-Medium Series, and the Intermediate Government Bond Series may redeem shares by check. In order to arrange for redemption by check, a check writing privilege form must be completed or call us at the phone number on the back cover. Checks may not be used to close an account. Checks may not be presented for payment over-the-counter at the clearing bank.


                                                 Daily
Check limits                        Minimum     Maximum
Short-to-Medium Series'             $500.00     $25,000
                                    $500.00     $25,000
                                    $500.00     $25,000
Government Bond Series              $500.00       none


CHECK WRITING              CHARGES:
Share Redemption:          NONE
Checks:                    NONE
Insufficient Funds:        $19.00
Stop Payment:              $15.00

Third-Party Investments
If you invest through a third party (rather than directly with the Trust), the third party may charge you fees different from than those described here. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your plan or financial institution if in doubt. All such transactions through third parties depend upon your contractual relations with the third party and whether the Trust has an arrangement with the third party.

Payment of Redemption Proceeds
The Transfer Agent will normally mail a check or wire redemption proceeds the business day following the receipt of necessary documents in required form. In order to receive proceeds by wire the redeeming amount must be at least $500.00. If the Custodian imposes a wire charge upon the Transfer Agent, the Transfer Agent may deduct the wire charge from the proceeds. If charged, the current amount of the charge would be $10.00. Your own bank may impose a wire charge on your account to which the funds are wired.

We reserve the right on all redemptions, including redemptions by writing a check in any of the Short-to-Medium Series or Intermediate Government Bond Series, to delay payment seven days if to do otherwise would negatively affect existing shareholders.

Shares redeemed to close an account will earn dividends through the date of redemption. In addition to the redemption proceeds, redeeming shareholders will receive dividends declared but unpaid. If you redeem only a portion of your shares, you will receive all dividends declared and unpaid on all your shares on the next dividend payment date.

Redemption Price
The redemption price of shares redeemed will be their net asset value per share as calculated in the first determination of net asset value after the Trust has received all necessary documents in proper form.

Suspension of Redemption
We may suspend the right of redemption or postpone payment for more than seven days during any of the following:

*The New York Stock Exchange is closed
*The Securities and Exchange Commission determines trading on the Exchange is restricted
*There is an emergency as determined by the commission where it is not reasonably practicable for us to dispose of securities.
*Such other period as the Commission may by order permit for the protection of the shareholders

Redemption by Trust
If your account balance falls below $100 as a result of shareholder redemption and not simply market valuation change, we may redeem your shares and close out your account. We will give you notice no earlier than the 15th of the month following the month in which your account falls below $100, and you will have 30 days from the date of the notice to bring the account up to $100 before we take any action.

Redemption In Kind
The Trust does not reserve the right to redeem in kind.

Undeliverable Redemption Checks
For any shareholder who chooses to receive distributions in cash: If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be considered void. The check will be canceled and the money reinvested in the Fund.

Transfer and Exchange of Shares
You may transfer your shares to another owner. You may exchange shares between series offered in your state of residence without sales charge at the next determination of net asset value; however, the Trust reserves the right to reject any exchange in excess of $50,000 and to modify or terminate the exchange privilege at any time only upon sixty (60) days written notice. An exchange is treated for federal tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss, depending on the cost or other tax basis of the shares exchanged. No representation is made as to the deductibility of any such loss. The Transfer Agent will provide you with information about the documents required.

Withdrawal Plan
You may withdraw fixed or variable amounts from your account at regular intervals. Once begun, a withdrawal plan may be discontinued at any time without penalty.

Inactive Accounts

If your Account is inactive (i.e., you do not make any deposits or withdrawals) and you have not otherwise communicated with us about your Account for the period provided by law, we will be required to transfer the balance of your Account as "abandoned property" to the appropriate state authority.

DIVIDENDS


Generally, we declare dividends separately for each series each business day. The Alabama, Kentucky, Mississippi, North Carolina and Tennessee Income Series pay such dividends as of the last business day of each quarter. The Alabama, Kentucky, Mississippi, North Carolina and Tennessee Short-to-Medium Series and the Intermediate Government Bond Series pay such dividends as of the last business day of each month. If no other business day(s) intervenes between a weekend or holiday on which the New York Stock Exchange is closed, then dividends will be paid on the second to last business day of the quarter (Income Series) or month (Short-to-Medium Series and Intermediate Government Bond Series). The Trustees have the authority to change dividend payment dates.


Net investment income consists of all interest income accrued on portfolio securities less all expenses. Capital gains, if any, will normally be distributed between October 31 and January 31 in order to comply with federal income tax regulations. See Statement of Additional Information. Income dividends and capital gains distributions will be paid in additional shares by credit to the shareholder's account or in cash at the shareholder's election. Any such election remains in effect until the Transfer Agent receives notice terminating the election at least three days before the payment date of a dividend or distribution. The available elections are indicated on the new account application form.

TAXES



Each series of the Trust has qualified as a "regulated investment company" (RIC) under the Internal Revenue Code. Accordingly, we must distribute at least 90% of our net income earned in any year. Ordinarily, the dividends we pay our shareholders of the Municipal Bond series will be exempt interest dividends that will be excludable from gross income for federal (including alternative minimum tax) and state income tax purposes. Dividends and distributions paid on the Government Bond Series generally will be subject to federal and state income tax. Distributions of income from investments in non-municipal securities or net short-term capital gains or net long-term capital gains exceeding our capital loss carry forwards (if any) will be taxable as more fully described in the "Statement of Additional Information." Ad valorem tax may be imposed in some states.



You should consult your tax adviser about the effects of investments in the Trust and recognize that the tax laws of the several states afford different tax treatment to their residents.

PERFORMANCE CALCULATIONS

All yield figures are based on historical earnings and are not intended to indicate future performance.

Total returns are calculated for specified periods by finding the compounded rate of return that will equal the total amount redeemed at the specified redemption date versus the initial amount invested. Average annual total return calculations consider reinvestment of all dividends and all other distributions less all expenses.

Yield quotations are based on a 30 day period in accordance with S.E.C. computation formulas as more fully described in the Statement of Additional Information.

Taxable equivalent yield is the yield that an investor would have to earn from fully taxable investments, before the investor had paid federal and any applicable state income and ad valorem taxes, in order to equal a tax-free yield.

Fund Performance

The Annual Report of Dupree Mutual Funds contains a discussion and graphs reflecting the performance of its series during the most recently completed fiscal year. A copy of the Annual Report may be obtained by writing or calling us at the numbers listed on the back cover. Performance may also be judged by comparing the series' performance to other mutual funds with comparable investment objectives through various mutual fund or market indices or rankings such as those provided by Barrons, Forbes, Fortune, Money Magazine and Morningstar. Periodically, information from these publications may be included in advertisements, sales literature and reports to shareholders.

FINANCIAL HIGHLIGHTS

ALABAMA TAX-FREE INCOME SERIES

The financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the annual report which is available upon request.

Selected data for a share
outstanding

                                                         ---------------
                                                             For the
                                                             period
                                                            1/1/2000
                                                         ---------------
                                                               to
                                                           6/30/2000(a)

                                                         ---------------

NET ASSET VALUE, BEGINNING OF YEAR                           $10.00
                                                         ---------------
Income From Investment Operations:

   Net investment income                                       0.26
   Net gains (losses) on securities
      (both realized and unrealized)                           0.31
                                                         ---------------
Total from investment operations                               0.57
LESS DISTRIBUTIONS:
   Distributions (from net investment income)                 (0.26)
                                                         ---------------
NET ASSET VALUE, END OF YEAR                                 $10.31
                                                         ===============
Total return(c)                                                5.79%
Net assets, end of year (in thousands):                        $222
Ratio of expenses to average net assets(b)                     0.50%
   Before expense reimbursement (b)                            3.26%
Ratio of net investment income to
   average net assets(b)                                       5.23%
   After expenses reimbursement(b)                             2.46%
Portfolio turnover                                             0.00%
(a) Commencement of operations January 1, 2000.
(b) Annualized for periods less than a year.
(c) Total return is not annualized.

KENTUCKY TAX-FREE INCOME SERIES

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the annual report which is available upon request.

Selected data for a share outstanding:


                                                             For the years ended June  30,
                                          ------------------------------------------------------------------
                                              2000         1999         1998         1997       1996 (a)
                                          ------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                $7.47        $7.65        $7.47        $7.35        $7.29
                                          ------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                           0.38         0.37         0.39         0.40         0.40
   Net gains (losses) on securities
      (both realized and unrealized)              (0.25)       (0.18)        0.18         0.12         0.06
                                          ------------------------------------------------------------------
Total from investment operations                   0.13         0.19         0.57         0.52         0.46
LESS DISTRIBUTIONS:
   Distributions (from capital gains)                --           --           --           --           --
   Distributions (from net investment
   income)                                        (0.38)       (0.37)       (0.39)       (0.40)       (0.40)
                                          ------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                      $7.22        $7.47        $7.65        $7.47        $7.35
                                          ==================================================================
Total return                                       1.78%        2.52%        7.77%        7.14%        6.38%
Net assets, end of year (in thousands):        $416,957     $422,996     $373,153     $327,304     $295,029
Ratio of expenses to average net assets            0.61%        0.61%        0.62%        0.63%        0.62%
Ratio of net investment income to
   average net assets                              5.17%        4.88%        5.14%        5.32%        5.39%
Portfolio turnover                                15.74%       10.69%       11.80%        6.64%        4.29%
(a) Audited by other auditors.

KENTUCKY TAX-FREE SHORT-TO-MEDIUM SERIES

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the annual report which is available upon request.


SELECTED DATA FOR A SHARE
OUTSTANDING:

                                                 For the years ended June 30,
                                            ----------------------------------------
                                                    2000         1999         1998          1997        1996(a)
                                            -------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                  $5.20        $5.27       $5.22         $5.20        $5.18
                                            -------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                             0.21         0.21        0.21          0.22         0.21
   Net gains ( losses) on securities
   (both realized and unrealized)                   (0.11)       (0.07)       0.05          0.02         0.02
                                            -------------------------------------------------------------------
Total from investment operations                     0.10         0.14        0.26          0.24         0.23
LESS DISTRIBUTIONS:
   Distributions (from net investment
   income)                                          (0.21)       (0.21)      (0.21)        (0.22)       (0.21)
                                            -------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                        $5.09        $5.20       $5.27         $5.22        $5.20
                                            ===================================================================
Total return                                         1.95%        2.58%       5.12%         4.59%        4.51%
Net assets, end of year (in thousands)            $51,205      $58,630     $54,124       $53,829      $66,574
Ratio of expenses to average net assets              0.69%        0.72%       0.74%         0.72%        0.75%
Ratio of net investment income to
   average net assets                                4.06%        3.89%       4.05%         4.11%        4.04%
Portfolio turnover                                  30.57%       27.38%      20.98%        20.03%       57.80%
(a) Audited by other auditors.

MISSISSIPPI TAX-FREE INCOME SERIES

The financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the annual report which is available upon request.

SELECTED DATA FOR A SHARE
OUTSTANDING:

                                                For the period
                                                   1/1/2000
                                                to 6/30/2000(a)
                                                ---------------
NET ASSET VALUE, BEGINNING OF YEAR                      $10.00
                                                ---------------
INCOME FROM INVESTMENT OPERATIONS:

   Net investment income                                  0.27
   Net gains (losses) on securities
      (both realized and unrealized)                      0.35
                                                ---------------
Total from investment operations                          0.62
LESS DISTRIBUTIONS:
   Distributions (from net investment income)            (0.27)
                                                ---------------
Net asset value, end of year                            $10.35
                                                ===============
Total return (c)                                          6.24%
Net assets, end of year (in thousands):                   $238
Ratio of expenses to average net assets(b)                0.50%
   Before expense reimbursement (b)                       3.35%
Ratio of net investment income to
   average net assets(b)                                  5.31%
  After expenses reimbursement(b)                         2.45%
Portfolio turnover                                        0.00%
(a) Commencement of operations January 1, 2000.
(b) Annualized for periods less than a year.
(c) Total return is not annualized.

NORTH CAROLINA TAX-FREE INCOME SERIES

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the annual report which is available upon request.


SELECTED DATA FOR A SHARE
OUTSTANDING

                                                           For the years ended June 30,
                                                      ----------------------------------------
                                                              2000         1999         1998          1997      1996(a)(c)
                                                      -------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                           $10.61       $10.82       $10.33        $9.88       $10.00
                                                      -------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                       0.51         0.50         0.53         0.54         0.32
   Net gains (losses) on securities
      (both realized and unrealized)                          (0.40)       (0.20)        0.49         0.45        (0.12)
                                                      -------------------------------------------------------------------
Total from investment operations                               0.11         0.30         1.02         0.99         0.20
LESS DISTRIBUTIONS:
   Distributions (from capital gains)                         (0.01)       (0.01)          --           --           --
   Distributions (from net investment income)                 (0.50)       (0.50)       (0.53)       (0.54)       (0.32)
                                                      -------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                 $10.21       $10.61       $10.82       $10.33        $9.88
                                                      ===================================================================
Total return                                                   1.07%        2.71%        9.99%       10.18%        3.23%
Net assets, end of year (in thousands)                      $21,660      $19,456       $9,911       $3,586       $1,063
Ratio of expenses to average net assets (b)                    0.55%        0.45%        0.33%        0.25%        0.18%
   Before expense reimbursement (b)                            0.72%        0.77%        0.76%        0.81%        2.47%
Ratio of net investment income to average net assets (b)       4.76%        4.43%        4.47%        4.72%        0.98%
  After expense reimbursement (b)                              4.92%        4.74%        4.90%        5.29%        3.27%
Portfolio turnover                                            16.14%       11.70%       16.77%       24.13%       22.83%
(a) Commencement of operations November 16, 1995.
(b) Annualized for periods less than a year.
(c) Audited by other auditors.

NORTH CAROLINA TAX-FREE SHORT-TO-MEDIUM SERIES

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the annual report which is available upon request.


SELECTED DATA FOR A SHARE
OUTSTANDING:

                                                               For the years ended June 30,
                                                         -------------------------------------------------
                                                                 2000         1999         1998         1997      1996(a)(c)
                                                         ------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                              $10.09       $10.24       $10.12        $9.99      $10.00
                                                         ------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                          0.39         0.39         0.40         0.41        0.24
   Net gains (losses) on securities
      (both realized and unrealized)                             (0.15)       (0.15)        0.12         0.13       (0.01)
                                                         ------------------------------------------------------------------
Total from investment operations                                  0.24         0.24         0.52         0.54        0.23
LESS DISTRIBUTIONS:
   Distributions (from net investment income)                    (0.39)       (0.39)       (0.40)       (0.41)      (0.24)
                                                         ------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                     $9.94       $10.09       $10.24       $10.12      $ 9.99
                                                         ==================================================================
Total return                                                      2.47%        2.35%        5.20%        5.49%       3.79%
Net assets, end of year (in thousands)                          $4,246       $3,938       $2,194       $1,458      $1,159
Ratio of expenses to average net assets (b)                       0.48%        0.44%        0.41%        0.23%       0.16%
   Before expense reimbursement (b)                               0.80%        0.78%        0.86%        0.82%       1.78%
Ratio of net investment income to average net assets (b)          3.62%        3.44%        3.44%        3.46%       0.85%
   After expense reimbursement (b)                                3.94%        3.78%        3.89%        4.06%       2.47%
Portfolio turnover                                               25.85%       25.54%       14.89%       17.20%      17.18%
(a) Commencement of operations November 16, 1995.
(b) Annualized for periods less than a year.
(c) Audited by other auditors.

TENNESSEE TAX-FREE INCOME SERIES

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the annual report which is available upon request.


SELECTED DATA FOR A SHARE
OUTSTANDING

                                                           For the year ended June 30,
                                                     ---------------------------------------
                                                             2000         1999        1998         1997       1996 (a)
                                                     -----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                         $ 10.77      $ 10.97     $ 10.53      $ 10.17      $10.05
                                                     -----------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                      0.53         0.54        0.54         0.54        0.54
   Net gains (losses) on securities
      (both realized and unrealized)                         (0.45)       (0.19)       0.45         0.36        0.12
                                                     -----------------------------------------------------------------
Total from investment operations                              0.08         0.35        0.99         0.90        0.66
LESS DISTRIBUTIONS:
   Distributions (from capital gains)                         0.00        (0.01)      (0.01)          --          --
   Distributions (from net investment income)                (0.53)       (0.54)      (0.54)       (0.54)      (0.54)
                                                     -----------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                               $ 10.32      $ 10.77     $ 10.97      $ 10.53      $10.17
                                                     =================================================================
Total return                                                  0.84%        3.03%       9.57%        8.96%       6.65%
Net assets, end of year (in thousands)                     $40,524      $46,086     $29,172      $13,678      $8,056
Ratio of expenses to average net assets                       0.54%        0.48%       0.44%        0.55%       0.54%
   Before expense reimbursement (b)                           0.67%        0.69%       0.74%        0.77%       0.90%
Ratio of net investment income to average net assets          4.97%        4.50%       4.64%        4.92%       4.91%
  After expense reimbursement                                 5.09%        4.71%       4.84%        5.15%       5.27%
Portfolio turnover                                            8.80%       14.76%      12.62%        5.14%       9.13%
(a) Audited by other auditors.

TENNESSEE TAX-FREE SHORT-TO-MEDIUM SERIES

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the annual report which is available upon request.


SELECTED DATA FOR A SHARE
OUTSTANDING

                                                                                   For the years ended June 30,
                                                               -------------------------------------------------------------------
                                                                       2000         1999         1998         1997        1996(a)
                                                               -------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                    $10.33       $10.44       $10.32       $10.25       $10.20
                                                               -------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                                0.41         0.39         0.41         0.42         0.42
   Net gains or losses on securities
      (both realized and unrealized)                                   (0.15)       (0.11)        0.12         0.07         0.05
                                                               -------------------------------------------------------------------
Total from investment operations                                        0.26         0.28         0.53         0.49         0.47
LESS DISTRIBUTIONS:
   Distributions (from net investment income)                          (0.41)       (0.39)       (0.41)       (0.42)       (0.42)
                                                               -------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                          $10.18       $10.33       $10.44       $10.32       $10.25
                                                               ===================================================================
Total return                                                            2.53%        2.67%        5.26%        4.83%        4.62%
Net assets, end of  year (in thousands)                               $6,415       $5,819       $4,745       $2,993       $2,455
Ratio of expenses to average net assets                                 0.60%        0.56%        0.51%        0.47%        0.50%
   Before expense reimbursement (b)                                     0.78%        0.73%        0.81%        0.85%        1.19%
Ratio of net investment income to average net assets                    3.78%        3.52%        3.67%        3.67%        3.36%
  After expense reimbursement                                           3.96%        3.69%        3.97%        4.04%        4.05%
Portfolio turnover                                                     28.67%       81.81%       67.59%       24.49%       23.17%
(a) Audited by other auditors.

INTERMEDIATE GOVERNMENT BOND SERIES

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the annual report which is available upon request.


SELECTED DATA FOR A SHARE
OUTSTANDING

                                                                                   For the years ended June 30,
                                                                  --------------------------------------------------------------
                                                                          2000        1999        1998         1997       1996(a)
                                                                  --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                     $  9.73     $ 10.14      $ 9.89       $ 9.85      $10.15
                                                                  --------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                                  0.65        0.64        0.66         0.72        0.72
   Net gains or losses on securities
      (both realized and unrealized)                                     (0.30)      (0.41)       0.25         0.04       (0.30)
                                                                  --------------------------------------------------------------
Total from investment operations                                          0.35        0.23        0.91         0.76        0.42
LESS DISTRIBUTIONS:
   Distributions (from net investment income)                            (0.65)      (0.64)      (0.66)       (0.72)      (0.72)
                                                                  --------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                           $  9.43     $  9.73      $10.14       $ 9.89      $ 9.85
                                                                  ==============================================================
Total return                                                              3.76%       2.21%       9.47%        7.95%       4.15%
Net assets, end of year (in thousands)                                 $10,167     $10,778      $9,596       $8,288      $7,765
Ratio of expenses to average net assets                                   0.41%       0.49%       0.53%        0.50%       0.40%
Ratio of net investment income to average net assets                      6.83%       6.32%       6.57%        7.20%       6.89%
Portfolio turnover                                                       33.35%      24.04%      23.49%       40.86%      33.89%
(a) Audited by other auditors.

HOW TO REACH US

DUPREE MUTUAL FUNDS
P.O. Box 1149
Lexington, KY  40588-1149


PHONE
(859) 254-7741
(800) 866-0614


INVESTMENT ADVISER
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Dupree & Company, Inc.
P.O. Box 1149
Lexington, Kentucky 40588-1149

CUSTODIAN
Firstar
425 Walnut Street, ML 6118
P.O. Box 1118
Cincinnati, Ohio  45201-6118

INDEPENDENT AUDITORS
Ernst & Young LLP
1300 Chiquita Center
Cincinnati, OH  45202

LEGAL COUNSEL
Darsie &  Elste
P.O. Box 22219
Lexington, KY  40522

Additional information about the Series' investments is available in the Series' annual and semi-annual reports to shareholders. In the Series' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during its last fiscal year. A statement containing additional information about the Trust, Dated November 1, 2000 (the `Statement of Additional Information'), has been filed with the Securities and Exchange Commission and can be obtained, without charge, by writing or calling us at the address or phone number listed above. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.

To request other information, free of charge, including the Statement of Additional Information, Annual and Semi-Annual reports and to make shareholder inquiries phone us at 800 866 0614.

Information about the Trust may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Trust are available at the Commissions Internet site at http://www.sec.gov and copies of the information may be obtained upon payment of the duplicating fee, by electronic request at the following e-mail address: Publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009

DUPREE MUTUAL FUNDS
A No-Load Fund
Prospectus, November 1, 2000

                               DUPREE MUTUAL FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION
                                NOVEMBER 1, 2000


                                TABLE OF CONTENTS


GENERAL INFORMATION AND HISTORY.......................................................   1

INVESTMENT OBJECTIVES AND POLICIES....................................................   1
    Portfolio Turnover................................................................   3
    Investment Restrictions...........................................................   5

NON-FUNDAMENTAL RESTRICTIONS..........................................................   8

INVESTMENT ADVISER AND OTHER SERVICES.................................................   8
    (See "Management of the Trust" in Prospectus)

OFFICERS AND TRUSTEES.................................................................  10
    (See "Management of the Trust" in Prospectus)


PORTFOLIO TRANSACTIONS................................................................  12

SHARES OF BENEFICIAL INTEREST.........................................................  13
    (See "Organization of the Trust" in Prospectus)


HOW TO PURCHASE SHARES................................................................  13
    (See "Buying Shares" in Prospectus)


HOW TO REDEEM SHARES..................................................................  14
    (See "Selling Shares" in Prospectus)

HOW WE COMPUTE OUR YIELDS.............................................................  14

TAX INFORMATION.......................................................................  19
    (See "Dividends" and "Taxes" in Prospectus)

FINANCIAL STATEMENTS..................................................................  23

NOTES TO FINANCIAL STATEMENTS.........................................................  62

REPORT OF INDEPENDENT AUDITORS........................................................  70



This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Trust's Prospectus dated November 1, 2000. A Prospectus may be obtained, without charge, by calling or writing the Trust listed on the back cover.

                         GENERAL INFORMATION AND HISTORY


Dupree Mutual Funds is a no-load mutual fund that offers shares in separate investment series to the public. We have been in continuous operation since 1979, first as the Kentucky Tax-Free Income Fund, Inc. and in our current form since 1987. We were organized as a Kentucky Business Trust on July 1, 1987 as the successor to the fund organized in 1979. We currently offer no-load mutual fund shares in eleven series that invest in professionally managed bond portfolios. Our Investment Adviser for each series of shares is Dupree & Company, Inc. Dupree & Company is a Lexington, Kentucky firm with more than 50 years experience in managing, underwriting and trading Kentucky municipal securities.


                       INVESTMENT OBJECTIVES AND POLICIES


As stated in our Prospectus, our investment objective for each of our eleven series is to realize the highest level of income available, as determined by a shareholder's state of residence, without undue risk to principal. Ten of the eleven series we offer invest in professionally managed bond portfolios consisting of municipal securities issued in a single state. These series (with only minor exceptions) invest in municipal securities from Alabama, Kentucky, Mississippi, North Carolina or Tennessee in order to provide interest income exempt from federal income tax (including alternative minimum tax) and in the states where our shares are offered, from state income tax as well. Investors should consult our Prospectus for a description of the investment objectives of each series and the manner in which each series seeks to achieve its objectives.

We have established a number of investment policies and restrictions to help ensure that the investments of each series are consistent with its investment goals. Certain of these policies are deemed "fundamental", meaning that they are subject to change only upon approval by the holders of a majority of shares of the affected series. "Non-fundamental policies" may be changed without a vote of the shareholders. The fundamental policies of each of the series are set forth below and in the "Investment Restrictions" section that follows. As used in the Prospectus and this Statement of Additional Information, with respect to any matter requiring shareholder approval, whether it be shareholder approval within an affected series or the shareholders of the Trust, the phrase "majority of our shares" means the vote at a meeting of (i) 67% or more of the shares present or represented, if the holders of more than 50% of the outstanding shares of the affected series are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of the affected series, whichever is less.

                         ALABAMA TAX-FREE INCOME SERIES
                     ALABAMA TAX-FREE SHORT-TO-MEDIUM SERIES
                         KENTUCKY TAX-FREE INCOME SERIES
                    KENTUCKY TAX-FREE SHORT-TO-MEDIUM SERIES
                       MISSISSIPPI TAX-FREE INCOME SERIES
                   MISSISSIPPI TAX-FREE SHORT-TO-MEDIUM SERIES
                      NORTH CAROLINA TAX-FREE INCOME SERIES
                 NORTH CAROLINA TAX-FREE SHORT-TO-MEDIUM SERIES
                        TENNESSEE TAX-FREE INCOME SERIES
                    TENNESSEE TAX-FREE SHORT-TO MEDIUM SERIES

As stated in our Prospectus, the investment objective our ten municipal bond series is to realize the highest level of tax-exempt income, available as determined by a shareholder's state of residence, without undue risk to principal. In general, interest income derived from municipal securities is exempt from federal income tax (including alternative minimum tax) and, for residents of the states in which we offer shares, from state income tax as well. Accordingly, as a matter of fundamental policy, these series invest in tax-exempt issues from a single state, one of either Alabama, Kentucky, Mississippi, North Carolina or Tennessee, in order to maximize the tax exemption available to shareholders in the states where are our shares are offered. The only exception to this policy is that, when abnormal market conditions warrant doing so, we may from time to time invest in taxable securities on a temporary basis. Investors should consult our Prospectus and the "Tax Information" section that follows for a more complete discussion of the tax consequences of these investment policies. The Kentucky Tax-Free Income Series and the Tennessee Tax-Free Income Series maintain diversified portfolios, while the Alabama Tax-Free Income Series, the Alabama Tax-Free Short-to-Medium Series, Kentucky Tax-Free Short-to-Medium Series, the Mississippi Tax-Free Income Series, the Mississippi Tax-Free Short-to-Medium Series, the North Carolina Tax-Free Income Series, the North Carolina Tax-Free Short-to-Medium Series, and the Tennessee Tax-Free Short-to-Medium Series maintain non-diversified portfolios.

At least 80% of the Alabama, Kentucky, Mississippi, North Carolina or Tennessee municipal securities we purchase must have municipal bonds within the four highest grades assigned by a recognized rating agency at the time of purchase; or municipal notes rated at the time of purchase within the three highest grades assigned by a recognized rating service or Alabama, Kentucky, Mississippi, North Carolina or Tennessee municipal bonds and notes not rated within the grades specified above, but secured by the full faith and credit of the United States government. A description of the general characteristics of the municipal securities qualifying for ratings specified above follows.

No more than 20% of the value of our total assets in each of the Alabama Series, the Kentucky Series, the Mississippi Series, the North Carolina Series or the Tennessee Series will be invested in securities which are not rated, but which, in the opinion of our Investment Adviser, would have been rated at the grades indicated above if the issuers had sought a rating at the time of issuance. Issuers do not always secure ratings for reasons of cost, or when ratings are not needed to effectuate the sale. No special or particular risk is associated solely with unrated securities.

The ratings described below reflect the opinions of the issuing rating service as to the quality of the municipal securities they undertake to rate. As such, the ratings represent broad guidelines rather than absolute standards of quality. You should also bear in mind that rating agencies usually rate an issue of municipal securities at the time it is first offered to the public, and that, once issued, a rating is seldom updated unless and until the municipal issuer makes a further offering of its securities. Our Investment Adviser will make its own evaluation of each security it selects for our portfolios and will continue to evaluate each portfolio security so long as we hold it.


RATINGS OF MUNICIPAL NOTES AND BONDS


Rating agencies denote quality ratings in descending alphabetic order with the highest quality securities having a rating of three A's. Securities rated with three A's are considered the best quality; two A's denote high quality with some elements that would make long-term risks appear somewhat larger; and securities issued denoted with A are regarded as a safe upper medium grade obligation. Three B's or a combination of a B and two A's are considered medium grade neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over a great length of time. Some rating agencies may denote ratings on notes in a numeric order with an one being the best quality, two representing high quality with margins of protection ample, although not so large as in the preceding group, and a three representing favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.


MUNICIPAL SECURITIES

Municipal securities are obligations issued by the states, its political subdivisions, and the districts, authorities, agencies and instrumentalities of the state and its political subdivisions, the interest on which is exempt from federal and state income taxes and in Tennessee the Hall tax.

Municipal bonds are issued for various public purposes, including the construction of airports, highways, housing, hospitals, pollution abatement facilities, schools, streets, water and sewer works, gas and electric utilities and university buildings. Municipal issuers can issue bonds for the purposes of refunding outstanding obligations, obtaining funds to finance other public institutions and meeting general operating expenses. Industrial building revenue bonds, which are considered municipal bonds if the interest paid thereon is exempt from federal and state income taxes, are issued by or on behalf of public authorities to finance construction of privately operated facilities, such as manufacturing plants, housing, sports arenas and pollution control installations. Our investments in industrial building revenue bonds are subject to the restrictions set forth in Paragraph 10 of the "Investment Restrictions."


There are five general types of municipal bonds. General obligation bonds are secured by the issuer's pledge of its full faith, honor, credit and/or taxing power for the payment of principal and interest. Revenue bonds are payable from and secured by a particular revenue stream, such as lease rentals, utility usage and connection charges, student registration or housing fees, bridge or highway tolls, parking fees, sports event gate receipts, etc. Although municipal authorities issue industrial building revenue bonds, revenues derived from a lease rental contract with a non-governmental user secure them. Some revenue bonds, including industrial building revenue bonds, are secured by a mortgage on the rental property. Improvement assessment bonds are obligations secured by a special assessment (e.g. a sewer charge) that the governmental issuer imposes on each owner of property benefited by the improvement (e.g. a sanitary sewer project).

The assessments are similar to taxes and have a priority that is similar to a tax lien. Refunded or defeased bonds are secured by an escrow fund, which usually is invested in United States government securities and occasionally in bank certificates of deposit or similar instruments. Housing bonds are usually secured by mortgages that the issuer acquires and pledges for the payment of the bonds. Local housing authorities sometimes issue bonds that are secured by rentals from the operation of a housing project. Housing bonds may also have additional security in the form of federal guarantees of the mortgages or rentals constituting the primary security.

Because of constitutional limitations, the state of Kentucky cannot enter into a financial obligation of more than two years' duration, and no other municipal issuer within the state can enter into a financial obligation of more than one year's duration. As a consequence, the payment and security arrangements applicable to Kentucky revenue bonds differ significantly from those generally applicable to municipal revenue bonds in other states. Many city and county construction projects are financed through bonds that are nominally issued in the name of a public corporation that holds title to the project and leases the project back to the city or county on a year-to-year renewable basis. In this situation, the rent that the nominal issuer receives from the actual user of the property financed by the bonds is the only source of any security for the payment of the bonds, so that a failure by the user to renew the lease in any year will put the bonds into default.

At times, we may purchase municipal securities when a new issue is being offered in an underwriting, at which time the securities are offered on a "when-issued" basis, meaning that the delivery date is unknown. This means we would commit to purchase the securities at an agreed price to be paid at the time of delivery, usually in 30 to 45 days. During the period prior to delivery, we will not have paid for the securities and will not receive interest on them. There is a slight risk that such securities will not be delivered. It is also possible that by the delivery date, due to changing market conditions, the market value of the securities will be higher or lower than the price we have committed to pay. We do not intend to make when-issued purchase commitments for speculative purposes, but only to accomplish our investment objective. Therefore, when we commit to purchase securities on a when-issued basis, we will identify designated, readily marketable assets at least equal to the amount of the purchase to pay for the commitment. During any such period in which assets are identified to meet a "when-issued" purchase commitment, we will ordinarily sell other assets not so identified if sales are necessary to meet shareholder redemption requests. In the unlikely event that it becomes necessary for us to sell when-issued securities before delivery, any resulting gain or loss would not be tax-exempt.

Unlike other types of investments, municipal securities traditionally have not been subject to registration with, or other regulation by, the Securities and Exchange Commission. However, there have been proposals that could lead to future regulation of these securities by the Commission.


INTERMEDIATE GOVERNMENT BOND SERIES

As stated in our Prospectus, our investment objective for this series is to realize the highest level of income available without undue risk to principal by investing in a portfolio consisting of: 1) bonds issued by the U.S. Government such as U.S. Treasury Notes and Bills; 2) bonds issued by agencies or instrumentalities of the U.S. Government such as obligations of the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Bank; 3) bank accounts fully insured by the FDIC or collateralized by federal government or federal agency bonds; and 4) repurchase agreements fully collateralized by issues of the U.S. Government or its agencies. The Intermediate Government Bond Series will maintain a non-diversified portfolio as described in our Prospectus and in the "Investment Restrictions" section below.

                               PORTFOLIO TURNOVER


Portfolio turnover is defined to be the lesser of purchases or sales divided by the average monthly value of the portfolio. The portfolio turnover rate is expressed as a percentage ratio calculated by taking the lesser of sales or purchases of securities as the numerator and dividing by the average monthly value of the entire portfolio, excluding short-term investments from both the numerator and denominator. Portfolio turnover for each of the series offered will vary depending on a number of factors, including net capital flows into or out of each series, our investment strategy, and market conditions.


Portfolio turnover rate may influence a series' yield under certain conditions. In periods of declining interest rates, the series' yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the yield of the series will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the series from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the series' portfolio, thereby reducing the current yield of the series. In periods of rising interest rates, the opposite can be true.


ALABAMA TAX-FREE INCOME SERIES
ALABAMA TAX-FREE SHORT-TO-MEDIUM SERIES
KENTUCKY TAX-FREE INCOME SERIES
KENTUCKY TAX-FREE SHORT-TO-MEDIUM SERIES
MISSISSIPPI TAX-FREE INCOME SERIES
MISSISSIPPI TAX-FREE SHORT-TO-MEDIUM SERIES
NORTH CAROLINA TAX-FREE INCOME SERIES
NORTH CAROLINA TAX-FREE SHORT-TO-MEDIUM SERIES
TENNESSEE TAX-FREE INCOME SERIES
TENNESSEE TAX-FREE SHORT-TO-MEDIUM SERIES

We do not intend to purchase Alabama, Kentucky, Mississippi, North Carolina or Tennessee municipal securities for short-term profits. Securities will be purchased and sold in response to our management's evaluation of the issuer's ability to meet its debt obligations in the future. However, a security purchased at any earlier date may be sold in anticipation of a market decline (a rise in interest rates), and a security purchased in anticipation of a market rise (a decline in interest rates) may be sold at any later date. In addition, a security may be sold and another purchased when, in the opinion of our management, a favorable yield spread exists between those particular issuers or in different market sectors. Finally, in order to obtain an immediate yield on the cash proceeds from the sale of our shares pending the selection and availability of a more permanent investment, we may temporarily acquire Alabama, Kentucky, Mississippi, North Carolina or Tennessee municipal securities under informal repurchase arrangements with a bank. Typically, under these arrangements, we would resell such securities to the bank, and the bank would repurchase them from us, within a short period of time, usually not more than seven days.


Based on current trends, we expect portfolio turnover in the coming year to be similar to that of the past year for all series. At this time, we do not anticipate any change in the investment strategy that would significantly impact portfolio turnover rate and therefore we expect that the turnover rate for the coming year will be influenced mainly by the net growth of each series and by market conditions.


For the fiscal year ended June 30, 2000 the portfolio turnover rate for the Alabama Tax-Free Income Series was 0.00%. Commencement of operations was January 1, 2000; therefore the fund experienced stable turnover. We would expect fiscal Year 2000-2001 to experience a higher portfolio turnover.

For the fiscal year ended June 30, 2000 the portfolio turnover rate for the Kentucky Tax-Free Income Series was approximately 15.74%, as compared with a rate of approximately 10.69% for the fiscal year ended June 30, 1999. Fiscal 1999-2000 was a year of relatively stable turnover. Since we expect declining interest rates for the upcoming fiscal year 2000-2001 should reflect a similar portfolio turnover.

For the fiscal year ended June 30, 2000, the portfolio turnover rate for the Kentucky Tax-Free Short-to-Medium Series was approximately 30.57%, as compared with a rate of approximately 27.38% for the fiscal year ended June 30, 1999. Since we expect declining interest rates for the upcoming year fiscal 2000-2001 should reflect a similar portfolio turnover.

For the fiscal year ended June 30, 2000 the portfolio turnover rate for the Mississippi Tax-Free Income Series was 0.00%. Commencement of operations was January 1, 2000; therefore the fund experienced stable turnover. We would expect fiscal Year 2000-2001 to experience a higher portfolio turnover.

For the fiscal year ended June 30, 2000, the portfolio turnover rate for the North Carolina Tax-Free Income Series was approximately 16.14% as compared with a rate of approximately 11.70% for the fiscal year ended June 30, 1999. Fiscal 1999-2000 was a year of growth. Since we expect declining interest rates for the upcoming year fiscal 2000-2001 should reflect a similar portfolio turnover.

For the fiscal year ended June 30, 2000, the portfolio turnover rate for the North Carolina Tax-Free Short-to-Medium

Series was approximately 25.85% as compared with a rate of approximately 25.54% for fiscal year ended June 30, 1999. Since we expect declining interest rates for the upcoming year fiscal 2000-2001 should reflect a similar portfolio turnover.

For the fiscal year ended June 30, 2000, the portfolio turnover rate for the Tennessee Tax-Free Income Series was approximately 8.80% as compared with a rate of approximately 14.76% for the fiscal year ended June 30, 1999. Fiscal 1999-2000 was a year of growth. Since we expect declining interest rates for the upcoming year fiscal 2000-2001 should reflect a similar portfolio turnover.

For the fiscal year ended June 30, 2000, the portfolio turnover rate for the Tennessee Tax-Free Short-to-Medium Series was approximately 28.67% as compared with a rate of approximately 81.81% for fiscal year ended June 30, 1999. Since we expect declining interest rates for the upcoming year fiscal 2000-2001 should reflect a similar portfolio turnover.


INTERMEDIATE GOVERNMENT BOND SERIES


For the fiscal year ended June 30, 2000 the portfolio turnover rate was approximately 33.35% as compared with a rate of approximately 24.04% for the fiscal year ended June 30, 1999. Since we expect declining interest rates for the upcoming year fiscal 2000-2001 should reflect a similar portfolio turnover.


                             INVESTMENT RESTRICTIONS


We have adopted certain investment restrictions that may not be changed without the approval of the holders of a majority of the shares representing the affected series. Under these restrictions, we may not take any of the following actions with respect to each series:


KENTUCKY AND TENNESSEE TAX-FREE INCOME SERIES

1. With respect to 75% of the value of our total assets as of the close of each fiscal quarter, purchase the securities of any single issuer (except the United States government, its agencies and instrumentalities), if, as a result, more than 5% of the value of our total assets would be invested in securities of such issuer (including repurchase agreements with any one bank). For this purpose, the states of Kentucky and Tennessee, each political subdivision of each state, and each district, authority, agency or instrumentality of each state or any of either states' political subdivisions will be deemed to be a separate issuer.

2. Borrow money, except from banks as a temporary measure for purposes of meeting redemption requests and/or bond purchase commitments and then only in an amount not exceeding 5% of the value of our total assets.

3. Pledge or hypothecate any of our assets, except as security for a permissible temporary bank borrowing (see Restriction 2), and then only in an amount not exceeding 15% of the value of our total assets.

4. Make loans, except through the purchase of portions of issues or publicly distributed debt securities and entry into repurchase agreements. We will not enter into a repurchase agreement maturing in more than seven business days, if, as a result more than 10% of the value of our net assets would be so invested.

5. Purchase securities subject to legal or contractual restrictions on resale (except those imposed by repurchase agreements).

6. Underwrite the securities of other issuers, except to the extent that our purchase of Kentucky and Tennessee municipal securities directly from the issuer (either alone or as one of a group of bidders) may be deemed to be an underwriting of such securities.

7. Purchase or sell real estate or real estate mortgage loans, but this limitation will not prevent us from purchasing Kentucky and Tennessee municipal securities or other securities secured by real estate or interest in real estate.

8.       Purchase or sell commodities or commodity contracts.

9. Purchase equity securities or securities convertible into equity securities.

10. Purchase any security, if, as a result, more than 25% of the value of our total assets would be invested in the securities of issuers having their principal business activities in the same industry. This limitation would preclude us from investing more than 25% of the value of our total assets in industrial building revenue bonds issued to finance facilities for non-governmental issuers in any one industry. However, the limitation does not apply to any other tax exempt municipal securities, to securities issued or guaranteed by the United States government or any of its agencies or instrumentalities.

11. Invest in companies for the purpose of exercising management or control.

12. Invest in securities of other investment companies, except where such investment results from a merger or consolidation with, or an acquisition of assets of, another investment company.

13.      Make short sales of securities.

14. Purchase securities on margin, except that we may obtain such short term credit as may be necessary for the clearance of securities purchases.

15.      Write or invest in put or call options, or any combination thereof.

16.      Issue senior securities.


ALABAMA, KENTUCKY, MISSISSIPPI, NORTH CAROLINA AND TENNESSEE TAX-FREE SHORT-TO-MEDIUM SERIES, AND NORTH CAROLINA TAX-FREE INCOME SERIES


1. With respect to 50% of the value of our total assets as of the close of each fiscal quarter, purchase the securities of any single issuer (except the United States government, its agencies and instrumentalities), if, as a result, more than 5% of the value of our total assets would be invested in securities of such issuer (including repurchase agreements with any one bank). For this purpose, the states of Alabama, Kentucky, Mississippi, North Carolina and Tennessee, each political subdivision of the state, and each district, authority, agency or instrumentality of the state or any of its political subdivisions will be deemed to be a separate issuer.


2. Borrow money, except from banks as a temporary measure for purposes of meeting redemption requests and/or bond purchase commitments and then only in an amount not exceeding 5% of the value of our total assets.

3. Pledge or hypothecate any of our assets, except as security for a permissible temporary bank borrowing (see Restriction 2), and then only in an amount not exceeding 15% of the value of our total assets.

4. Make loans, except through the purchase of portions of issues or publicly distributed debt securities and entry into repurchase agreements. We will not enter into a repurchase agreement maturing in more than seven days, if, as a result, more than 10% of the value of our total assets would be so invested.

5. Purchase securities subject to legal or contractual restrictions on resale (except those imposed by repurchase agreements).


6. Underwrite the securities of other issuers, except to the extent that our purchase of Alabama, Kentucky, Mississippi, North Carolina and Tennessee municipal securities directly from the issuer (either alone or as one of a group of bidders) may be deemed to be an underwriting of such securities.

7. Purchase or sell real estate or real estate mortgage loans, but this limitation will not prevent us from purchasing Alabama, Kentucky, Mississippi, North Carolina and Tennessee municipal securities or other securities secured by real estate or interest in real estate.

8.       Purchase or sell commodities or commodity contracts.

9. Purchase equity securities or securities convertible into equity securities.

10. Purchase any security, if, as a result as of the close of each fiscal quarter more than 25% of the value of our total assets would be invested in the securities of issuers having their principal business activities in the same industry. This limitation would preclude us from investing more than 25% of the value of our total assets in industrial building revenue bonds issued to finance facilities for non-governmental issuers in any one industry. However, the limitation does not apply to any other municipal securities, to securities issued or guaranteed by the United States government or any of its agencies or instrumentalities.

11. Invest in companies for the purpose of exercising management or control.

12. Invest in securities of other investment companies, except where such investment results from a merger or consolidation with, or an acquisition of assets of, another investment company.

13.      Make short sales of securities.

14. Purchase securities on margin, except that we may obtain such short term credit as may be necessary for the clearance of securities purchases.

15.      Write or invest in put or call options, or any combination thereof.

16.      Issue senior securities.

INTERMEDIATE GOVERNMENT BOND SERIES

1. With respect to 50% of the value of our total assets as of the close of each fiscal quarter, purchase the securities of any single issuer (except the United States government, its agencies and instrumentalities), if, as a result, more than 5% of the value of our total assets would be invested in securities of such issuer (including repurchase agreements with any one bank or brokerage firm).

2. Borrow money, except from banks as a temporary measure for purposes of meeting redemption requests and/or bond purchase commitments and then only in an amount not exceeding 5% of the value of our total assets.

3. Pledge or hypothecate any of our assets, except as security for a permissible temporary bank borrowing (see Restriction 2), and then only in an amount not exceeding 15% of the value of our total assets.

4. Make loans, except through the purchase of portions of issues or publicly distributed debt securities and entry into repurchase agreements. We will not enter into a repurchase agreement maturing in more than seven days, if, as a result, more than 10% of the value of our total assets would be so invested.

5. Purchase securities subject to legal or contractual restrictions on resale (except those imposed by repurchase agreements).

6. Underwrite the securities of other issuers, except to the extent that our purchase of United States Government securities directly from the issuer (either alone or as one of a group of bidders) may be deemed to be an underwriting of such securities.

7. Purchase or sell real estate or real estate mortgage loans, but this limitation will not prevent us from purchasing securities or other securities secured by real estate or interest in real estate.

8.       Purchase or sell commodities or commodity contracts.

9. Purchase equity securities or securities convertible into equity securities.

10. Purchase any security, if, as a result as of the close of each fiscal quarter more than 25% of the value of our total assets would be invested in the securities of issuers having their principal business activities in the same industry. The limitation does not apply to securities issued or guaranteed by the United States government or any of its agencies or instrumentalities.

11. Invest in companies for the purpose of exercising management or control.

12. Invest in securities of other investment companies, except where such investment results from a merger or consolidation with, or an acquisition of assets of, another investment company.

13.      Make short sales of securities.


14. Purchase securities on margin, except that we may obtain such short-term credit as may be necessary for the clearance of securities purchases.


15.      Write or invest in put or call options, or any combination thereof.

16.      Issue senior securities.

                          NON-FUNDAMENTAL RESTRICTIONS

None of the single state series will invest in certificates of deposit or banker's acceptances.

In accord with the requirements of the Texas securities laws, the Trust will not invest in real estate limited partnerships, or in oil, gas and other mineral leases, or invest more than 15% of average net assets of any series in investments which are not readily marketable as described in Texas securities regulations.

These restrictions are "non-fundamental" investment policies of the affected series. As such, they may be changed by the Board of Trustees and do not require a vote of shareholders of the affected series.

                      INVESTMENT ADVISER AND OTHER SERVICES


As stated in the Prospectus, our investment activities are managed by Dupree & Company, Inc.. Thomas P. Dupree, Sr., is Chairman of the Board. He and his wife, Clara, are the sole owners of the stock of Dupree & Company, Inc. Thomas P. Dupree, Sr. also serves as our chief executive officer and as a member of our Board of Trustees. William T. Griggs II is President of Dupree & Company, Inc. and Vice President with us. Michelle M. Dragoo is Vice President, Secretary and Treasurer of Dupree & Company, Inc. and also holds the same offices with us. Alison L. Arnold is Assistant Vice President with us.


INVESTMENT ADVISORY AGREEMENTS


Dupree & Company, Inc. serves as the Investment Adviser for each of our eleven series pursuant to separate Investment Advisory Agreements with each series. The agreements for the Kentucky, North Carolina and Tennessee Series' are each dated November 1, 1997. The agreements for the Alabama and Mississippi Series' are dated November 1, 1999. Each agreement will continue in effect until October 31, 2001 and may be continued from year to year if such continuation is specifically approved at least annually by our Board of Trustees at a meeting called for that purpose, or by a separate vote of the holders of a majority of each series' shares, and, in either case, also by vote of a majority of our Trustees who are not "interested persons" of Dupree & Company, Inc. for us within the meaning of the Investment Company Act of 1940. The Agreements are subject to termination by either party without penalty on 60 days written notice to the other and terminate automatically in the event of assignment. Dupree & Company, Inc. had served as the Investment Adviser to Kentucky Tax-Free Income Fund, Inc. from our inception through October 31, 1986, when Dupree Investment Advisers, Inc. began serving as the Investment Adviser. Thereafter Dupree Investment Advisers, Inc. became the Investment

Adviser. In 1997 the two Dupree firms reorganized and the parent firm, Dupree & Company, Inc. once again became the Investment Adviser without any change in personnel or services.

Pursuant to the Agreements, Dupree & Company, Inc. provides us with investment supervisory services, office space and facilities, and corporate administration. Specifically, the Dupree firm has undertaken to obtain and evaluate relevant information regarding the economy, industries, businesses, municipal issuers, securities markets and securities; to formulate a continuing program for the management of our assets in a manner consistent with our investment objectives; and to implement this program by selecting the securities to be purchased or sold by us and placing orders for such purchases and sales. In addition, the Dupree firm provides for our office needs, maintains our books and records, assumes and pays all sales and promotional expenses incurred in the distribution of our shares out of its own resources without reimbursement from the Trust, staffs us with persons competent to perform all of our executive and administrative functions, supervises and coordinates the activities of our institutional and other agents (e.g., custodian, transfer agent, independent accountants, outside legal counsel), and permits its officers and employees to serve us as trustees and officers, all without additional cost to us. Dupree & Company, Inc. may contract with commercial banks or other entities to assist in the provision of shareholder services.

Under the Agreements for each of the series, neither Dupree & Company, Inc. nor any of its directors, officers or employees performing executive or administrative functions for us will be liable to us for any error of judgment, mistake of law or other act or omission in connection with a matter to which the Agreements relate, unless such error, mistake, act or omission involves willful misfeasance, bad faith, gross negligence or reckless disregard of duty, or otherwise constitutes a breach of fiduciary duty involving personal misconduct.


Under the terms of the Agreements for the Alabama, Kentucky, Mississippi, North Carolina and Tennessee Series, we have agreed to pay to Dupree & Company, Inc., as compensation for all services rendered, facilities furnished and expenses paid or assumed by it under the Agreements, a fee at the annual rate of .50 of 1% of the first $100,000,000 average daily net assets of each series determined separately, .45 of 1% of the average daily net assets between $100,000,001 and $150,000,000 of each series determined separately, and .40 of 1% of the average daily net assets in excess of $150,000,001 of each series determined separately. For the Government Bond Series, we have agreed to pay to Dupree & Company, Inc., as compensation for all services rendered, facilities furnished and expenses paid or assumed by it under the Agreement, a fee at the annual rate of .2 of 1%. The fees are payable to Dupree & Company, Inc. in monthly installments. Dupree & Company, Inc. has reserved the right to voluntarily subsidize any series of the Trust at its sole option. During the past three fiscal years the following fees have been paid the Investment Adviser and the following reimbursements have been received from the Investment Adviser that at the time was Dupree Investment Advisers, Inc.:

                                                 Year Ended   Year Ended     Year Ended
                                                   6-30-00      6-30-99       6-30-98

Alabama Tax-Free Income Series
   Fees                                          $      442          -0-          -0-
   Reimbursements                                     2,465          -0-          -0-
Kentucky Tax-Free Income Series
   Fees                                           1,811,557   $1,772,796   $1,529,994
   Reimbursements                                       -0-          -0-          -0-
Kentucky Tax-Free Short-to-Medium Series
   Fees                                             278,951      297,805      268,875
   Reimbursements                                       -0-          -0-          -0-
Mississippi Tax-Free Income Series
   Fees                                                 431          -0-          -0-
   Reimbursements                                     2,461          -0-          -0-
North Carolina Tax-Free Income Series
   Fees                                             100,495       69,119       32,367
   Reimbursements                                    33,574       42,430       27,686
North Carolina Tax-Free Short-to-Medium Series
   Fees                                              21,772       13,989        8,143
   reimbursements                                    13,930        9,519        7,346

                                             Year Ended   Year Ended    Year Ended
                                               6-30-00     6-30-99        6-30-98

Tennessee Tax-Free Income Series
   Fees                                        210,691      206,464       96,775
   reimbursements                               53,121       86,844       56,512
Tennessee Tax-Free Short-to-Medium Series
   Fees                                         34,421       33,510       18,236
   reimbursements                               12,785       11,427       10,752
Intermediate Government Bond Series
   Fees                                         21,535       21,315       17,633
   Reimbursements                                  -0-          -0-          -0-



The Alabama Tax-Free Short-to-Medium Series and the Mississippi Tax-Free Short-to-Medium Series had not commenced operations as of June 30, 2000.


Indiana and Texas limit annual expenses (exclusive of interest, taxes, brokerage commissions and extraordinary expenses) as follows: 1.5% of the first $30,000,000 in net assets and 1% of any additional net assets for Indiana; and 2% of the first $10,000,000 of average net assets, 1.5% of the next $20,000,000 of average net assets and 1% of the remaining average net assets for Texas.

                                 OTHER SERVICES

Firstar, 425 Walnut Street, ML 6118, PO Box 1118, Cincinnati, Ohio 45201-1118 serves as Custodian for the Trust. Firstar Bank is responsible for the safekeeping of the assets of each series of the Trust. Firstar presents for payment the coupons of the municipal bonds held by it or its sub-custodians and deposits payment to the Trust accounts.

Bank of the Bluegrass, 101 East High Street, Lexington, Kentucky 40507 assists the Transfer Agent in the clearing of redemption checks of shareholders of the Kentucky Tax-Free Short-to-Medium Series, North Carolina Tax-Free
Short-to-Medium Series, Tennessee Tax-Free Short-to-Medium Series and the Intermediate Government Bond Series.

Ernst & Young LLP, 1300 Chiquita Center, 250 East 5th Street, Cincinnati, Ohio 45202 serves as the independent auditors of the Trust, providing expertise in accounting and taxation, including tax return preparation.

Dupree & Company, Inc., serves as the Transfer Agent and Dividend Paying Agent of the Trust, collecting monies from new shareholders and paying dividends and redemption proceeds to shareholders, in addition to maintaining books and accounts of shareholder transactions. Each Series of the Trust has an agreement with Dupree & Company Inc., as Transfer Agent, by the terms of which a fee is paid computed on the average daily net asset value at the annual rate of .15% on the first $20,000,000 and .12% on all amounts in excess of $20,000,000.

                              OFFICERS AND TRUSTEES

The following table sets forth information as to our officers and trustees:


                                                                                      Principal Occupation
          Name and Address                    Office(s) With Us                    During the Past Five Years
          ----------------                    -----------------                    --------------------------
THOMAS P. DUPREE, SR.*                President and Trustee              Chairman  of the  Board of  Dupree  &  Company,
125 South Mill Street                                                    Inc.,  President of Dupree Investment Advisers,
Lexington, KY 40507                                                      Inc. Director, Studio Plus Hotels, Inc.
Age:  70

WILLIAM T. GRIGGS, II*                Vice President                     President of Dupree & Company,  Inc. and Dupree
125  South Mill Street                Assistant Secretary and Trustee    Investment Advisers, Inc.
Lexington, KY  40507
Age:  49

LUCY A. BREATHITT                     Trustee                            Alexander Farms,  farming;  Kentucky Horse Park

1703 Fairway Drive                                                       Foundation Board; Kentucky Horse Park Museum
Lexington, KY  40502                                                     Board, Kentucky State Nature Preserves
Age:  63                                                                 Commission


                                                                         Principal Occupation
                                                                         --------------------
Name and Address                      Office(s) With Us                  During the Past Five Years
----------------                      -----------------                  --------------------------
WILLIAM A. COMBS, JR.                 Trustee                            Secretary, Treasurer, Director, Dana Motor
111 Woodland Ave., #510                                                  Cincinnati, Ohio; Secretary-Treasurer,
Lexington, KY 40502                                                      Director Freedom Dodge, Lexington, KY;
Age:  60                                                                 Secretary, Treasurer, Director Ellerslie
                                                                         Realty Inc., Lexington, KY; Partner, Forkland
                                                                         Development  Co., Lexington, KY; Partner,
                                                                         Lexland, Lexington, KY.; Director, First
                                                                         Security Bank, Lexington, KY

J. WILLIAM HOWERTON                   Trustee                            Judge (retired November 1996) KY Court of
3954 Primrose Place                                                      Appeals; Lifetime Trustee Paducah Junior
Paducah, KY  42001                                                       College; Vice Chairman Paducah McCraken Co.
Age:  68                                                                 Joint Sewer Agency; Self-Employed Mediator,
                                                                         Arbitrator and Special Judge.

WILLIAM S. PATTERSON                  Trustee                            President, CEO, Cumberland Surety Co.,
367 West Short Street                                                    Lexington, KY, President, Patterson & Co.,
Lexington, KY 40507                                                      Frankfort, KY, (real estate development,
Age:  68                                                                 thoroughbred horse breeding, farming)

MICHELLE M. DRAGOO                    Vice President, Secretary and      Vice President of Dupree & Company, Inc. and
125  South Mill Street                Treasurer                          Dupree Investment Advisers, Inc.
Vine Center, Suite 100
Lexington, KY  40507
Age:  39

ALISON L. ARNOLD                      Assistant Vice President           Assistant Vice President of Dupree & Company,
125  South Mill Street                                                   Inc. and Dupree Investment Advisers, Inc.
Vine Center, Suite 100
Lexington, KY  40507
Age:  40


- Thomas P. Dupree, Sr. and William T. Griggs II are "interested persons" of our Investment Adviser and of us within the meaning of the Investment Company Act of 1940.


As of September 8, 2000 shares of the Trust were owned by our officers and trustees as shown below.



                                                 Thomas P.          William T.     Non-Interested Trustees
                                                Dupree, Sr.         Griggs II    and other officers as a group
KENTUCKY INCOME SERIES
Number of Shares Outstanding                      282,807.348           481.054       2,886,441.817
Percentage of Shares Outstanding                         .480%             .000               4.9%

KENTUCKY SHORT-TO-MEDIUM SERIES
Number of Shares Outstanding                      110,754.008           271.920         341,284.719
Percentage of Shares Outstanding                        1.170%             .003%              3.6%

INTERMEDIATE GOVERNMENT BOND SERIES
Number of Shares Outstanding                                             11.135              22.270
Percentage of Shares Outstanding                                           .000%               .000%


                                                Thomas P.      William T.        Non-Interested Trustees
                                               Dupree, Sr.     Griggs II         and other officers as a group
ALABAMA INCOME SERIES
Number of Shares Outstanding                    4428.943
Percentage of Shares Outstanding                   11.34%

Neither Thomas P. Dupree, Sr. nor William T. Griggs II receives any remuneration from us.

Each non-interested Trustee, except J. William Howerton who was not then a trustee, received compensation in the amount of $14,000 for their services to us for the fiscal year ended June 30, 2000. For the current fiscal year the four non-interested Trustees (who all serve on the audit committee) will be entitled to fees of $13,000 each plus $1,000 for each Audit Committee meeting attended. Two Audit Committee meetings are anticipated to be held during fiscal year ending June 30, 2001.


                             PORTFOLIO TRANSACTIONS

Ordinarily, portfolio securities for each series are purchased from underwriters at prices that include underwriting fees or from primary market makers acting as principals and selling to us at net prices. In either case, we would not pay any brokerage commission. Transactions placed with dealers serving as primary market makers are executed at prices within the spread between the bid and asked prices for the securities.

Decisions with respect to the purchase and sale of our portfolio securities, including the allocation of principal business and portfolio brokerage, are made by our Investment Adviser, Dupree & Company, Inc. Our Investment Adviser has discretionary authority to implement these decisions by placing orders for the purchase or sale of securities for our account with underwriters, dealers or brokers selected by it for that purpose. However, Dupree & Company, Inc. will not deal with us as principal, or as our agent, in purchasing and selling securities for our accounts. Purchases and sales of securities for the Trust's portfolios, as well as allocation of brokerage, are reviewed quarterly by the Trust's Board of Trustees. Dupree & Company, Inc. on behalf of the Trust has from time to time executed trades through Paine Webber, Inc., in which Thomas P. Dupree, Jr. acted as the broker. Each of these trades is either an exclusive offering or the high bid on bonds for sale. Each is reviewed by the board on an individual basis.

Dupree & Company, Inc. has advised us that, in placing orders for the purchase and sale of our portfolios transactions, it will seek execution at the most favorable prices through responsible brokers, in agency transactions, at competitive commission rates. Our investment adviser has also advised us that, in selecting brokers to execute our portfolio transactions, it will give consideration to such factors as the price of the security, the rate of commission, if any, the size and difficulty of the order, the reliability, integrity, financial conditions and general execution and operating capabilities of competing brokers, and the brokerage and research services which they provide to our investment adviser.

Dupree & Company, Inc. has further advised us that it does not presently intend to award brokerage on our portfolios to brokers who charge higher commissions because of research services they provide. However, under our Investment Advisory Agreements with it, we have authorized the investment adviser to adopt a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. Under such a policy, a broker furnishing research services could be paid a higher commission than the commission that would be paid to another broker which either does not furnish research services or furnishes research services deemed to be of lesser value, if such higher commission is deemed to be reasonable in relation to the value of the brokerage and research services provided by the broker charging it, either in terms of that particular transaction or in terms of the overall responsibilities of the investment advisor with respect to the accounts as to which it exercises investment discretion. Research services furnished by a broker can include evaluation of the market prices of securities in the Trust's portfolios, evaluation of potential additions to the Trust's portfolios and credit analysis of particular issuers of securities.

Whether and to what extent net prices or commissions charged by brokers selected by Dupree & Company, Inc. reflect an element of value for research services cannot presently be determined. To the extent that research services of value are provided by brokers with or through which the investment adviser places our portfolio transactions, the investment adviser may be relieved of expenses it might otherwise bear. Research services furnished by brokers could be useful and of value to the investment adviser in serving its other clients as well as us; but, on the other hand, research services obtained by the investment adviser as a result of placing portfolio brokerage of its other clients could be useful and of value to it in serving us.

It is not the practice of Dupree & Company, Inc. to allocate principal business or portfolio brokerage on the basis of share sales. However, brokers effecting purchases of our shares for their customers may participate in principal transactions of brokerage allocated as described in the preceding paragraphs. The Dupree firm has advised us that, when it purchases Kentucky municipal securities for our portfolios in underwriting, it will seek to negotiate a purchase price reflecting a reduction from the initial public offering price by an amount equal to some or all of the applicable selling group concessions.

No brokerage commissions have been paid by the Trust during the three most recent fiscal years.

                          SHARES OF BENEFICIAL INTEREST


Dupree Mutual Funds is a Kentucky Business Trust organized under the laws of the Commonwealth of Kentucky on July 1, 1987. The Business Trust is the successor of Kentucky Tax-Free Income Fund, Inc. The Trust offers shares of beneficial interest of separate series without par value. The Trust is authorized to create an unlimited number of new series, but at this time the Trust is offering shares in eleven series as described in the Prospectus: Alabama Tax-Free Income Series, Alabama Tax-Free Short-to-Medium Series, Kentucky Tax-Free Income Series, Kentucky Tax-Free Short-to-Medium Series, Mississippi Tax-Free Income Series, Mississippi Tax-Free Short-to-Medium Series, North Carolina Tax-Free Income Series, North Carolina Tax-Free Short-to-Medium Series, Tennessee Tax-Free Income Series, Tennessee Tax-Free Short-to-Medium Series, and Intermediate Government Bond Series.


Each share has one vote. Fractional shares have proportionate voting rights and participate pro rata in dividends and distributions. Our shareholders have cumulative voting rights for the election of Trustees. This means that, in each election of Trustees, each shareholder has the right to cast a number of votes equal to the number of Trustees to be elected and to cast all of such votes for one candidate or distribute such votes among two or more candidates, as the shareholder sees fit. When issued, our shares are fully paid and non-assessable.


As of September 8, 2000, Charles E. Wright, Jr. owned 37.22% of the outstanding shares of Alabama Tax-Free Income Series, Dupree & Company, Inc. owned 11.34%, Harold R. Miller owned 11.22%, Jacqueline W. Whitesides owned 9.97%, James P. Walker owned 6.20% and Robert O. Rausch owned 5.10%. As of that date, no person was known to beneficially own 5% or more of our outstanding shares of the Kentucky Tax-Free Income Series, the North Carolina Income Series or the North Carolina Tax-Free Short-to-Medium Series. As of that date Cebantco owned 6.07% of the outstanding shares of the Kentucky Tax-Free Short-to-Medium Series. As of that date Roy B. Fulton owned 19.04% of the outstanding shares of the Mississippi Tax-Free Income Series, Hilliard Lyons Inc owned 18.57%, Bobby J. Raines owned 15.61%, Leahmon P. McElveen, Jr. owned 9.98%, Thomas E. Drake owned 9.73%, Clifton B. and Dorothy M. Marlin owned 6.36% and John D. Burk owned 5.51%. As of that date Memphis Commerce Square owned 14.61% of the outstanding shares of the Tennessee Tax-Free Income Series. As of that date Memphis Commerce Square owned 10.20% of the outstanding shares of the Tennessee Tax-Free Short-to-Medium Series, National Financial Services Corporation owned 5.96%, and Gail S. Mays owned 5.50%. Shield Ayres Foundation owned 7.99% of the outstanding shares of the Intermediate Government Bond Series.


                             HOW TO PURCHASE SHARES


Shares of our Trust that are offered for sale are offered directly by the Trust. Since we do not charge any sales commissions, every dollar you invest in us is applied to the purchase of our shares.


The price of your shares will be their net asset value per share, as calculated in the first determination of net asset value after your order has become effective. Your order will be priced and executed at the net asset value next determined after the order is received. There is no sales charge or load.

If you purchase shares through an investment representative, that party is responsible for transmitting orders in accord with contractual arrangements between the Trust and your representative. There may be different cut-off times for purchase and sale requests. Consult your investment representative for specific information.

If you invest through a third party (rather than directly with the Trust), the third party may charge you fees different from than those described here. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your plan or financial institution if in doubt. All such transactions through third parties depend upon your contractual relations with the third party and whether the Trust has an arrangement with the third party.

The Prospectus describes the procedures to be utilized by an investor desiring to purchase our shares.

                        DETERMINATION OF NET ASSET VALUE


We compute the net asset value of the shares of each series separately at the close of trading on the New York Stock Exchange each day the Exchange is open for trading, by dividing the value of the assets of each series, minus its liabilities, by the total number of shares of each series that are outstanding. The New York Stock Exchange is closed on the following Holidays: New Year's Day (January 1), Martin Luther King Day (third Monday of January), Washington's Birthday (third Monday in February), Good Friday (varies annually), Memorial Day (last Monday in May), Independence Day (July 4), Labor Day (first Monday in September), Thanksgiving Day (fourth Thursday in November), and Christmas Day (December 25).


The securities in which we invest are traded primarily in the over-the-counter market. We value securities for which representative price quotations are current and readily available at the mean between the quoted bid and asked prices. If price quotations are not readily available, or if we believe that available quotations are not current or representative, we value securities at prices we believe will best reflect their fair value. In such cases, and in the case of other assets, fair value is determined in good faith in accordance with procedures approved in advance by our Board of Trustees, consistently applied by or under the supervision of our officers, and monitored by the Board on an ongoing basis.


Under procedures currently in effect, all series securities for which representative price quotations are not readily available are valued on the basis of appraisals obtained from at least three dealers. The dealers furnishing such appraisals may, but need not, be market makers with respect to the particular issues to which their appraisals relate. Where appraisals are not available for particular Alabama, Kentucky, Mississippi, North Carolina or Tennessee municipal securities in our portfolios, we value such securities on the basis of price quotations or appraisals for comparable municipal securities. In evaluating appraisals, as well as available price quotations, our officers will take into account pricing data derived from a matrix system developed and used for many years by Dupree & Company, Inc. This matrix system utilizes electronic data processing techniques to rank and price municipal securities of the same maturity on the basis of their respective yields.


                              HOW TO REDEEM SHARES

The Prospectus describes the procedures to be utilized by a shareholder desiring to redeem our shares.

                               REDEMPTION BY TRUST

If transactions in your account at any time reduce its value to less than $100, we may notify you that, unless you bring the account up to at least $100, we will redeem all of your shares and close out your account by paying you the redemption price and dividends declared but unpaid at the date of redemption. We will give you this notice no earlier than the 15th of the month following the month in which your account falls below $100, and you will have 30 days to bring the account up to $100 before we take any action. The Trust reserves the right to raise or lower minimum account size.

                            HOW WE COMPUTE OUR YIELDS

The yield for each series is determined separately. We compute the yields, the average annual total return, and tax equivalent yields on our shares in each portfolio separately in accord with SEC guidelines.

The average annual total return for the 1, 5 and 10 year periods ended on June 30, of each year is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:
P(1+T)(n) = ERV, where: P equals a hypothetical initial payment of $1,000, T equals average annual total return, n equals number of years, and ERV equals ending redeemable value of a hypothetical $1,000 Set forth below is average annual total return information for the

Income Series and the Short-to-Medium Series and the Intermediate Government Bond Series for the periods indicated.


                           Expressed as a Percentage
                           Based on a Hypothetical
                           $1,000 investment

                           Alabama    Kentucky    Kentucky    Mississippi  North       North
                           Tax-Free   Tax-Free    Tax-Free    Tax-Free     Carolina    Carolina
                           Income     Income      Short-to-   Income       Tax-Free    Tax-Free
                           Series     Series      Medium      Series       Income      Short-to-
                                                  Series                   Series      Medium
                                                                                       Series
Period                     Average Annual Total Return
One year ended             5.79%(1)     1.78%       1.95%      6.24%(1)    1.07%       2.47%
       June 30, 2000

Five years ended                        5.08%       3.74%                  5.54%(2)    3.86%(2)
       June 30, 2000

Ten years ended                         6.44%       4.61%
       June 30, 2000

                           Expressed as a Percentage  Based
                           on a Hypothetical $1000
                           investment

                           Tennessee                         Tennessee      Intermediate
                           Tax-Free                          Tax-Free       Government
                           Income                            Short-to-      Bond
                           Series                            Medium         Series
                                                             Series

Period                     Average Annual Total Return
One year ended             0.84%                             2.53%          3.76%
June 30, 2000

Five years ended           5.76                              3.98%          5.48%
June 30, 2000

Ten years ended            5.72%(3)                          4.40%(4)       6.09%(5)
June 30, 2000

                          Redeemable Value
                          Based on a Hypothetical $1000
                          Investment at the end of the period

                          Alabama     Kentucky     Kentucky   Mississippi  North       North
                          Tax-Free    Tax-Free     Tax-Free   Tax-Free     Carolina    Carolina
                          Income      Income       Short-to-  Income       Tax-Free    Tax-Free
                          Series      Series       Medium     Series       Income      Short-to-
                                                   Series                  Series      Medium
                                                                                       Series

Period
One year ended            $1,058(1)    $1,018      $1,019     $1,063(1)   $1,010      $1,025
       June 30, 2000

Five years ended                       $1,283      $1,202                 $1,283(2)   $1,191(2)
       June 30, 2000

Ten years ended                        $1,881      $1,835
       June 30, 2000


                          Redeemable Value
                          Based on a Hypothetical  $1000
                          Investment at the end of the period

                          Tennessee                Tennessee                Intermediate
                          Tax-Free                 Tax-Free                 Government
                          Income                   Short-to-                Bond
                          Series                   Medium                   Series
                                                   Series

Period
One year ended            $1,008                   $1,025                   $1,037
      June 30, 2000

Five years ended          $1,324                   $1,276(3)                $1,024
      June 30, 2000

Ten years ended           $1,446(4)                                         $1,604(5)
      June 30, 2000

(1)  since inception 1/1/2000
(2)  since inception 11/16/95
(3)  since inception 12/20/93
(4)  since inception 11/1/94
(5)  since inception 7/14/92

Payments are assumed to have been made at the beginning of the one, five or ten year periods (or fractional portion thereof).


The series' average annual total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical investment in the series at the beginning of each specified period.


SEC Yield quotations will be computed based on a 30-day period by dividing (a) the interest income based on the market yield, prescribed by the SEC, of each security during the period (including appropriate adjustments for accretion of original issue discounts and amortization of market premiums) reduced by period expenses divided by b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period. Tax equivalent yield quotations will be computed by dividing (a) the part of the Series' yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series' yield that is not tax-exempt. The yield for the 30-day period ending June 30, 2000 for the Alabama Tax-Free Income Series was 5.03%. The tax-equivalent yield for Alabama residents for the same period (based on a tax rate of 28%) for the Alabama Income Series was 7.51%.The yield for the 30-day period ending June 30, 2000 for the Kentucky Tax-Free Income Series was 4.42% and for the Kentucky Short-to-Medium Series was 3.31%. The tax-equivalent yield for Kentucky residents for the same period (based on a tax rate of 28%) for the Kentucky Income Series was 6.78% and for the Kentucky Short-to-Medium Series was 5.14%. The yield for the 30-day period ending June 30, 2000 for the Mississippi Tax-Free Income Series was 4.98%. The tax-equivalent yield for Mississippi residents for the same period (based on a tax rate of 28%) for the Mississippi Income Series was 7.44%.The yield for the 30-day period ending June 30, 2000 for the North Carolina Income Series was 4.89% and for the North Carolina Short-to-Medium Series was 3.47%. The tax-equivalent yield for North Carolina residents for the same period (based on a tax rate of 28%) was 7.30% and for the North Carolina Short-to-Medium Series was 5.18%. The yield for the 30-day period ending June 30, 2000 for the Tennessee Tax-Free Income Series was 4.87% and for the Tennessee Tax-Free Short-to-Medium Series was 3.72%. The tax-equivalent yield for Tennessee residents for the same period (based on a tax rate of 28%) for the Tennessee Income Series was 7.20% and for the Tennessee Tax-Free Short-to-Medium Series was 5.50%. The yield for the 30-day period ending June 30, 2000 for the Intermediate Government Bond Series was 6.86%.

Other yield quotations will be computed based on a 30-day period by dividing (a) the total daily income minus all expenses by b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period. Tax equivalent yield quotations will be computed by dividing (a) the part of the Series' yield that is tax-exempt by (b) one minus a stated tax rate which combines federal and state income tax rates and adding the result to that part, if any, of the series' yield that is not tax-exempt. The yield for the 30-day period ending June 30, 2000 for the Alabama Tax-Free Income Series was 5.15%. The tax-equivalent yield for Alabama residents for the same period (based on a tax rate of 28%) for the Alabama Income Series was 7.69%The yield for the 30-day period ending June 30, 2000 for the Kentucky Tax-Free Income Series was 5.23% and for the Kentucky Short-to-Medium Series was 4.54%. The tax-equivalent yield for Kentucky residents for the same period (based on a tax rate of 28%) for the Kentucky Income Series was 7.98% and for the Kentucky Short-to-Medium Series was 6.96%. The yield for the 30-day period ending June 30, 2000 for the Mississippi Tax-Free Income Series was 5.18%. The tax-equivalent yield for Mississippi residents for the same period (based on a tax rate of 28%) for the Mississippi Income Series was 7.74%. The yield for the 30-day period ending June 30, 2000 for the North Carolina Income Series was 4.95% and for the North Carolina Short-to-Medium Series was 3.84%. The tax-equivalent yield for North Carolina residents for the same period (based on a tax rate of 28%) was 7.39% and for the North Carolina Short-to-Medium Series was 5.73%. The yield for the 30-day period ending June 30, 2000 for the Tennessee Tax-Free Income Series was 5.13% and for the Tennessee Tax-Free Short-to-Medium Series was 4.21%. The tax-equivalent yield for Tennessee residents for the same period (based on a tax rate of 28%) for the Tennessee Income Series was 7.58% and for the Tennessee Tax-Free Short-to-Medium Series was 6.22%. The yield for the 30-day period ending June 30, 2000 for the Intermediate Government Bond Series was 7.00%.

For the Alabama, Kentucky, Mississippi, North Carolina and Tennessee Income Series, Alabama, Kentucky, Mississippi,North Carolina and Tennessee Short-to-Medium Series and Intermediate Government Bond Series, if yield is computed for a period of less than one year it is annualized on a 360 day basis. The yields we quote in response to telephone inquiries represent such an annualization of our yields for the preceding 30 calendar days.

Our yields for any given period in the past should not be considered a representation as to our yields for any future period.

Since the dividends we declare are based on income earned on portfolio securities net of expenses, any changes in our income or expenses will directly affect our yields. The income we earn on our portfolio securities can be expected to fluctuate as we make changes in or additions to our portfolios. Our yields will be affected if we experience a net inflow of new money that is invested at interest rates different from those being earned on our then-current portfolio securities. A change in our net asset values due to fluctuations in values of our portfolio securities will, of course, also affect our yields.

Yield information may be useful in reviewing our performance and comparing an investment in our shares with other investment alternatives. In addition, when comparing the yields of mutual funds, you should consider the investment objectives, policies and programs of each fund, including the types of investments permitted and the quality and maturity of the portfolio securities, as well as the method used by each fund to compute yield, which may differ from fund to fund. Finally, in evaluating our yields, you should be aware that prior to November 1, 1986 our Investment Adviser had been bearing a portion of our operating expenses for our Kentucky Income Series. Our Investment Adviser has been bearing a portion of our operating expenses for our Kentucky Short-to-Medium Series prior to July 1, 1993 and has been bearing a portion of our operating expenses for the Government Bond Series prior to January 1, 1997, for the Tennessee Tax-Free Income Series since its inception December 20, 1993, for the Tennessee Tax-Free Short-to-Medium Series since its inception, November 1, 1994, for the North Carolina Income Series, for the North Carolina Short-to-Medium Series since their inception November 16, 1995, for the Alabama Tax-Free Income Series and the Mississippi Tax-Free Inome Series since their inception January 1,2000. The Investment Adviser may waive management fees and assume or pay other operating expenses. The Investment Adviser may terminate fee waivers or reimbursements at any time.


In order to keep shareholders and prospective investors informed about our historic and current yields, the make-up of our portfolios, and other meaningful investment information, we (i) send reports to our shareholders on a semi-annual and annual basis, (ii) provide such information in our sales literature, and
(iii) maintain a toll-free telephone through which such information may be obtained.

Total return, yield and tax equivalent yield figures are based on the series' historical performance and are not intended to indicate future performance. The series' total return, yield and tax equivalent yield will vary depending on market conditions; this is reflective of the securities comprising the series' portfolio, the series' operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Trust may fluctuate and an investors' shares, when redeemed, may be worth more or less than their original cost.

                                 TAX INFORMATION

                             FEDERAL TAX INFORMATION

We have qualified as a "regulated investment company" under the Internal Revenue Code and intend to continue to do so. By qualifying as a regulated investment company we are relieved of federal and state income taxes on all net income and all net realized capital gains, if any, that we distribute to shareholders. In order to qualify for this treatment, we must (i) derive at least 90% of our gross income from dividends, interest and gains from the sale or other disposition of securities, (ii) derive less than 30% of our gross income from the sale or other disposition of securities held less than three months, (iii) meet certain diversification tests as to our investments in securities, and (iv) distribute to shareholders at least 90% of our net tax exempt and net taxable income earned in any year.

Distribution of net short-term capital gains we may realize from the sale of municipal or other securities will be taxable to the shareholders as ordinary income. Distribution of net long-term capital gains, if any, will be taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the shares in respect of which the distributions are paid. The tax effect of dividends (whether taxable or exempt) on our shareholders is the same whether such dividends are in the form of cash or additional shares.

The net asset value at which our shares are purchased may include undistributed income or capital gains or unrealized appreciation in the value of securities held in our investment portfolio. To the extent that such income or gains, or any capital gains realized from such appreciation, are subsequently distributed to the holder of such shares, the distributed amounts, although a return of his investment, may be taxable to him as set forth above.


The Internal Revenue Code prohibits investors from deducting for federal income tax purposes interest paid on loans made or continued for the purpose of purchasing or carrying shares of a mutual fund, such as the Alabama,Kentucky, Mississippi, North Carolina or Tennessee Income or Short-to-Medium Series, that distributes exempt interest dividends. Under rules of the Internal Revenue Service, there are circumstances in which purchases of our shares may be considered to have been made with borrowed funds, even though the borrowed funds are not directly traceable to the share purchases. However, these rules generally permit the deduction of interest paid on mortgage borrowings to purchase or improve a personal residence and on business borrowings directly related to business needs or purposes.


If in any fiscal year we have taxable income, we will use the actual earned method of allocating taxable and nontaxable income. We will also allocate expenses between taxable and non-taxable income. In any such year, the percentage of quarterly dividends that are exempt will vary from quarter to quarter.

The following summary discusses some of the more important tax issues affecting the Trust and its shareholders.

                                   EXCISE TAX


The Internal Revenue Code contains a provision that discourages a regulated investment company from deferring its shareholders' taxes by delaying distributions of dividend income to shareholders. Under the provision, a 4% non-deductible federal excise tax is levied on undistributed fund income unless the fund distributes at least a) 98% of calendar year ordinary income during the calendar year; b) 98% of capital gain net income earned in the year ending October 31 by December 31; and c) 100% of any undistributed capital gain net income from the prior October 31 measurement period and 100% of any undistributed ordinary income from the prior December 31 measurement period.


                                  CAPITAL GAINS


Long-term capital gain distributions to a corporation will be taxed at the regular corporate tax rate. Net long-term capital gain distributions to individuals will be taxed at the applicable individual tax rate.


                            EXEMPT INTEREST DIVIDENDS

Under the present tax law, if the stock of a regulated investment company acquired after March 28, 1985 is held for six months or less, any loss on the sale or exchange of that stock would be disallowed to the extent the taxpayer received exempt interest dividends with respect to that stock. Further, the six month requirement would be shortened under

Treasury Department regulations to a period not less than the greater of 31 days or the period between regular dividend distributions, if the regulated investment company regularly distributes at least 90% of its net tax-exempt interest.

                                TAX EXEMPT BONDS


Under laws in effect as of the date of this Prospectus, interest on obligations of states, territories, possessions of the U.S., the District of Columbia and political subsidiaries of these governmental entities is generally exempt from state taxation in the state of issuance. Interest on non-governmental purpose bonds, such as industrial development bonds, issued by qualified government units may be taxable unless the bonds are issued to finance certain specified exempt activities, are used for development of industrial park sites, or are exempt small issues. Furthermore, bonds issued for activities for non-governmental persons are referred to collectively as "non-essential" bonds. Interest on non-essential bonds may be taxable unless a specific exception is provided. For example, interest on exempt facility bonds, small issue bonds, mortgage subsidy bonds and qualified student loan bonds, is non-taxable. Stricter volume limitations will apply to certain issuers and aggregate volume limitations would apply to all non-essential bonds issued in each state. Tax-exempt interest on non-essential function bonds will be treated as an alternative minimum tax preference item for corporate and individual taxpayers. The Trust does not intend to purchase "non-essential purpose" bonds for the Income Series or the Short-to-Medium Series.


                    INCOME SERIES AND SHORT-TO-MEDIUM SERIES


As a regulated investment company, we are qualified to pay "exempt interest dividends", provided that at least 50% of our total assets are invested in municipal securities at the close of each quarter of our taxable year. Ordinarily, the dividends we pay from net income earned on our investments in Alabama, Kentucky, Mississippi, North Carolina or Tennessee municipal securities will be exempt interest dividends. Shareholders receiving exempt interest dividends may exclude them from gross income for federal income tax purposes. However, dividends to our shareholders from net income we may earn from investments in non-municipal securities will be fully taxable as interest income.



                       INTERMEDIATE GOVERNMENT BOND SERIES

Ordinarily, the dividends we pay from net income earned on our investments will not be exempt interest dividends. Accordingly, shareholders will include these dividends in gross income for Federal income tax purposes.

The above analysis is not all-inclusive and is subject to federal regulations.


Please consult your tax advisor for more details on how these funds may affect your state tax liability.


                             ALABAMA TAX INFORMATION

Insofar as the dividends we pay from the Alabama Series qualify as "exempt interest dividends" for federal income tax purposes, they will also be excludable from the shareholder's gross income for Alabama income tax purposes. All other dividends and distributions, as well as any earnings we receive from taxable investments and any capital gains we realize from any investments, will have the same general consequences to shareholders for Alabama income tax purposes as they have for federal income tax purposes. This means that dividends paid by the Income Series and the Short-to-Medium Series will ordinarily be excludable from gross income for Alabama income tax purposes.

No representation is made as to the tax implications of a Alabama corporation or other entity.

Please consult your tax advisor for more details on how these funds may affect your state tax liability.


                            KENTUCKY TAX INFORMATION

Insofar as the dividends we pay from the Kentucky Series qualify as "exempt interest dividends" for federal income tax purposes, they will also be excludable from the shareholder's gross income for Kentucky income tax purposes. For Kentucky residents who own shares of the Government Bond Series, a portion of dividends and distributions paid by the

Trust may be exempt from Kentucky income taxes. All other dividends and distributions, as well as any earnings we receive from taxable investments and any capital gains we realize from any investments, will have the same general consequences to shareholders for Kentucky income tax purposes as they have for federal income tax purposes. This means that dividends paid by the Income Series and the Short-to-Medium Series will ordinarily be excludable from gross income for Kentucky income tax purposes.

Shareholders of the Income Series, and the Short-to-Medium Series are not subject to Kentucky ad valorem taxes on their shares. For individual Kentucky residents who own shares of the Intermediate Government Bond Series, a portion of the shares of that series are subject to Kentucky ad valorem tax. The Kentucky municipal securities in our portfolios are also exempt from Kentucky ad valorem taxes and from the Kentucky Corporation License Tax.


Please consult your tax advisor for more details on how these funds may affect your state tax liability.


                           MISSISSIPPI TAX INFORMATION

Insofar as the dividends we pay from the Mississippi Series qualify as "exempt interest dividends" for federal income tax purposes, they will also be excludable from the shareholder's gross income for Mississippi income tax purposes. All other dividends and distributions, as well as any earnings we receive from taxable investments and any capital gains we realize from any investments, will have the same general consequences to shareholders for Mississippi income tax purposes as they have for federal income tax purposes. This means that dividends paid by the Income Series and the Short-to-Medium Series will ordinarily be excludable from gross income for Mississippi income tax purposes.

No representation is made as to the tax implications of a Mississippi corporation or other entity.

Please consult your tax advisor for more details on how these funds may affect your state tax liability.


                         NORTH CAROLINA TAX INFORMATION

Insofar as the dividends we pay from the North Carolina Series qualify as "exempt interest dividends" for federal income tax purposes, they will also be excludable from the shareholder's gross income for North Carolina income tax purposes. For North Carolina residents who own shares of the Government Bond Series, a portion of dividends and distributions paid by the Trust are exempt from North Carolina income taxes. All other dividends and distributions, as well as any earnings we receive from taxable investments and any capital gains we realize from any investments, will have the same general consequences to shareholders for North Carolina income tax purposes as they have for federal income tax purposes. This means that dividends paid by the Income Series and the Short-to-Medium Series will ordinarily be excludable from gross income for North Carolina income tax purposes.

Shareholders of the Income Series and the Short-to-Medium Series are not subject to North Carolina ad valorem taxes on their shares. For individual North Carolina residents who own shares of the Intermediate Government Bond Series, a portion of the shares of that series are subject to North Carolina ad valorem tax.

No representation is made as to the tax implications of a North Carolina corporation or other entity.


Please consult your tax advisor for more details on how these funds may affect your state tax liability.


                            TENNESSEE TAX INFORMATION

Insofar as the dividends we pay from the Tennessee Series qualify as "exempt interest dividends" for federal income tax purposes, they will also be excludable from the shareholder's gross income for Tennessee Hall income tax purposes. All other dividends and distributions, as well as any earnings we receive from taxable investments and any capital gains we realize from any investments, will have the same general consequences to shareholders for Tennessee Hall income tax purposes as they have for federal income tax purposes. This means that dividends paid by the Tennessee Series will ordinarily be excludable from gross income for Tennessee Hall individual income tax purposes.

Individual shareholders of the Tennessee Series are not subject to Tennessee ad valorem taxes on their shares or on the dividends and distributions they receive from us.

For Tennessee residents who own shares of the Intermediate Government Bond Series, a portion of the dividends paid by the Trust is exempt from Tennessee Hall income tax.


No representation is made as to the tax implications of a Tennessee corporation or other entity.


Please consult your tax advisor for more details on how these funds may affect your state tax liability.


                             FLORIDA TAX INFORMATION

The state of Florida does not impose an individual income tax upon resident individuals. Accordingly, individual Florida resident shareholders of the Income Series, Short-to-Medium Series or Government Bond Series are not subject to individual income tax.

Individual Florida resident shareholders of the Income Series or the Short-to-Medium Series will be subject to an annual intangible property tax of
1.0 mill (.10%) per dollar of intangible property value. An additional 1.0 mill (.10%) tax is levied against intangible property valued greater than $100,000 ($200,000 for taxpayers filing jointly). Each Florida resident is entitled to apply a $20 tax exemption ($40 for taxpayers filing jointly) against property subject to the first mill of tax. An additional tax exemption of $100 ($200 for taxpayers filing jointly) is available for property subject to the additional
1.0 mill tax. For individual Florida residents who own shares of the Government Bond Series, a portion of the shares of that Series are exempt from Florida ad valorem tax.

No representation is made as to the tax implications of a Florida corporation or other entity.


Please consult your tax advisor for more details on how these funds may affect your state tax liability.


                             INDIANA TAX INFORMATION

Insofar as the dividends it pays qualify as "exempt interest dividends" for federal income tax purposes, they will also be excludable from the shareholder's gross income for Indiana income tax purposes. For Indiana residents who own shares of the Government Bond Series, a portion of the dividends paid by the Trust are exempt from Indiana income tax. All other dividends and distributions, as well as any earnings we receive from taxable investments and any capital gains we realize from any investments, will have the same general consequences to shareholders for Indiana income tax purposes as they have for federal income tax purposes. This means that dividends paid by the Income Series and the Short-to-Medium Series will ordinarily be excludable from gross income for Indiana individual income tax purposes.

The state of Indiana does not impose intangible tax on resident individuals. Accordingly, individual Indiana resident shareholders of the Income Series, the Short-to-Medium Series and the Government Bond Series are not subject to Indiana ad valorem taxes on their shares.

No representation is made as to the tax implications of an Indiana corporation or other entity.


Please consult your tax advisor for more details on how these funds may affect your state tax liability.


                              TEXAS TAX INFORMATION

The state of Texas does not impose an individual income tax or personal intangible property tax upon resident individuals. Accordingly, Texas resident shareholders of the Income Series, the Short-to-Medium Series or the Government Bond Series are not subject to individual income tax or personal intangible property tax on the dividends and distributions they receive from us.

No representation is made as to the tax implications of a Texas corporation or other entity.


Please consult your tax advisor for more details on how these funds may affect your state tax liability.

DUPREE MUTUAL FUNDS - ALABAMA TAX-FREE INCOME SERIES
SCHEDULE OF PORTFOLIO INVESTMENTS
ALABAMA MUNICIPAL BONDS -- 100%
JUNE 30, 2000

                                                                            MATURITY
BOND DESCRIPTION                                               COUPON         DATE        RATING#      PAR VALUE      MARKET VALUE
----------------------------------------------------------------------------------------------------------------------------------
INSURED MUNICIPAL REVENUE BONDS
86.07% OF NET ASSETS
AL Private Colleges & University Facilities Authority Revenue   5.900       09/01/2016     Aaa/AAA*     $ 10,000         $ 10,233
Alabama Water Pollution Control Authority                       5.500       08/15/2016     Aaa/AAA*       10,000            9,936
Colbert County Northwest AL Health Care Facility                5.750       06/01/2015     Aaa/AAA*       10,000           10,171
DCH Health Care Authority AL Health Care Facility               5.500       06/01/2013     Aaa/AAA*       10,000           10,080
Houston County AL Warrants                                      5.650       10/15/2015     Aaa/AAA*       25,000           25,289
Houston County AL Health Care - SE Alabama Medical Center       5.750       10/01/2022     Aaa/AAA*       10,000            9,974
Jefferson County AL Board of Education Capital Outlay           5.800       02/15/2020     AAA/AAA*       10,000           10,026
Lee County AL Warrants                                          5.500       02/01/2021     Aaa/AAA*       15,000           14,532
Northwest AL Gas District Gas System Revenue                    5.900       05/01/2020       Aaa          35,000           35,597
St Clair County Board of Education School Tax Anticipation      5.500       02/01/2016     Aaa/AAA*       10,000            9,937
Southeast AL Gas District System Revenue Series A               5.500       06/01/2020       Aaa          10,000            9,659
University of Alabama Revenue - Birmingham                      6.000       10/01/2020     Aaa/AAA*       25,000           25,351
University of Alabama University Revenue                        5.750       12/01/2016     Aaa/AAA*       10,000           10,173
                                                                                                                 -----------------
                                                                                                                          190,959
PUBLIC FACILITIES REVENUE BONDS
9.13% OF NET ASSETS
Hoover AL Wts - Series A                                        5.650       01/01/2014     Aa3/AA-*       10,000           10,223
Rockford AL Public Building Authority Building Revenue          5.750       09/01/2015        NR          10,000           10,030
                                                                                                                 -----------------
                                                                                                                           20,252
MUNICIPAL UTILITY REVENUE BONDS
4.53% OF NET ASSETS
Douglas AL Water & Fire Protection Authority Water Revenue      5.600       06/01/2015        NR          10,000           10,060
                                                                                                                 -----------------
                                                                                                                           10,060
                                                                                                                 -----------------

Total Investments (cost $215,210)(a) - 99.73% of Net Assets                                                             $ 221,271
                                                                                                                 =================

          *   Standard and Poor's Corporation
               All other ratings by Moody's Investors Service, Inc.
          NR   Not Rated
          #   Bond ratings are unaudited.

(a)  Represents cost for financial reporting and federal income tax purposes and differs from market value by net unrealized appreciation of securities as follows:

                                                                               Unrealized appreciation                     $ 6,061
                                                                               Unrealized depreciation                         -
                                                                                                                 -----------------
                                                                               Net unrealized appreciation                 $ 6,061
                                                                                                                 =================

   The accompanying notes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS - ALABAMA TAX-FREE INCOME SERIES
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000

ASSETS:
Investments in securities, at value (Cost: $215,210)                                                                 $ 221,271
Interest receivable                                                                                                      3,363
Receivable from Advisor                                                                                                  2,023
                                                                                                        -----------------------
      Total assets                                                                                                     226,657
LIABILITIES:
Payable for:
   Distributions                                                                                $ 2,832
   Transfer agent                                                                                   133
   Other fees                                                                                     1,828
                                                                                     -------------------
      Total liabilities                                                                                              $   4,793
                                                                                                        -----------------------

NET ASSETS:
Capital                                                                                                                215,803
Net unrealized appreciation in value of investments                                                                      6,061
                                                                                                        -----------------------
Net assets at value                                                                                                  $ 221,864
                                                                                                        =======================
NET ASSET VALUE,           offering price and redemption price per share
                                        ($221,864 / 21,516 shares outstanding)                                       $   10.31
                                                                                                        =======================

-------------------------------------------------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2000
Net investment income:
      Interest income                                                                                                $   5,095
                                                                                                        -----------------------
      Expenses:
         Investment advisory fees                                                                                          442
         Transfer agent                                                                                                    133
         Professional fees                                                                                               1,710
         Trustee fees                                                                                                        6
         Printing                                                                                                          400
         Registration fees                                                                                                 164
         Other expenses                                                                                                     54
                                                                                                        -----------------------
         Total expenses                                                                                                  2,909
         Expenses reimbursed by Investment Advisor                                                                      (2,465)
                                                                                                        -----------------------
Net investment income                                                                                                    4,651
                                                                                                        -----------------------

Net realized and unrealized gain on investments                                                                          6,061
                                                                                                        -----------------------
Net increase in net assets resulting from operations                                                                 $  10,712
                                                                                                        =======================


   The accompanying notes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS - ALABAMA TAX-FREE INCOME SERIES
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2000

                                                                                        FOR THE PERIOD 1/1/2000
                                                                                              TO 6/30/2000
                                                                                        -----------------------
INCREASE IN NET ASSETS:
   Operations:
      Net investment income                                                                            $ 4,651
      Net increase in unrealized appreciation                                                            6,061
                                                                                        -----------------------
   Net increase in net assets resulting from operations                                                 10,712
   Distributions to shareholders from net investment income                                             (4,651)
   Net fund share transactions                                                                         215,803
                                                                                        -----------------------

Total increase                                                                                         221,864

Net assets:
   Beginning of year                                                                                         -
   End of year                                                                                         221,864
                                                                                        -----------------------
                                                                                                     $ 221,864
                                                                                        =======================

-----------------------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS - ALABAMA TAX-FREE INCOME SERIES
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding:

                                                     ---------------------------
                                                       For the period 1/1/2000
                                                     ---------------------------
                                                           to 6/30/2000(a)
                                                           --------------
NET ASSET VALUE, BEGINNING OF YEAR                             $ 10.00
                                                               -------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                          0.26
   Net gains (losses) on securities
      (both realized and unrealized)                              0.31
                                                               -------
Total from investment operations                                  0.57

LESS DISTRIBUTIONS:
   Distributions (from net investment income)                    (0.26)
                                                               -------
NET ASSET VALUE, END OF YEAR                                   $ 10.31
                                                               =======
Total return(c)                                                   5.79%
Net assets, end of year (in thousands):                        $   222
Ratio of expenses to average net assets(b)                        0.50%
Ratio of net investment income to
   average net assets(b)                                          5.23%
   After expenses reimbursement(b)                                2.46%
Portfolio turnover                                                0.00%
(a) Commencement of operations January 1, 2000
(b) Annualized for periods less than a year
(c) Total return is not annualized

DUPREE MUTUAL FUNDS - KENTUCKY TAX-FREE INCOME SERIES
SCHEDULE OF PORTFOLIO INVESTMENTS
KENTUCKY MUNICIPAL BONDS -- 100%
JUNE 30, 2000

                                                                                 MATURITY
BOND DESCRIPTION                                                  COUPON          DATE     RATING#         PAR VALUE   MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------------

INSURED MUNICIPAL REVENUE BONDS
47.04% OF NET ASSETS
Danville KY Multi-City Lease Revenue-Shelbyville                   6.550       07/01/2006   Aaa/AAA*       $ 495,000    $ 521,037
Danville KY Multi-City Lease Revenue                               6.875       12/01/2010   Aaa/AAA*         400,000      424,852
Daviess County KY Hospital Revenue                                 6.250       08/01/2012   Aaa/AAA*       3,000,000    3,139,560
Daviess County Ky Hospital Revenue                                 6.250       08/01/2022   Aaa/AAA*       1,000,000    1,017,550
Floyd County KY Hospital Revenue-Low Highland Hospital             7.500       08/01/2010     AAA*         1,255,000    1,296,779
Greater KY Housing Assistance Corporation                          5.350       07/01/2022   Aaa/AAA*       1,000,000      939,730
Greater KY Housing-Tug Fork Apartments                             5.600       01/01/2007   Aaa/AAA*         290,000      293,405
Greater KY Housing-Tug Fork Apartments                             6.350       01/01/2022   Aaa/AAA*       2,105,000    2,127,524
Greater KY Housing Assistance Corporation                          6.050       07/01/2022   Aaa/AAA*       1,435,000    1,450,555
Greater KY Housing Assistance Corporation                          6.100       01/01/2024   Aaa/AAA*       4,000,000    4,065,640
Greater Ky Housing Assistance Corporation                          6.200       02/01/2025     AAA*         8,735,000    8,823,486
Hopkins County KY Hospital Revenue-Trover Clinic Foundation        6.625       11/15/2011   Aaa/AAA*       2,000,000    2,093,540
Jefferson County KY Health Facilities Alliant Health Service       5.125       10/01/2017   Aaa/AAA*       6,700,000    6,258,805
Jefferson County KY Health Facilities-Alliant Health System        5.125       10/01/2027   Aaa/AAA*         500,000      448,985
Jefferson County KY Health Facilities Jewish Hospital              5.700       01/01/2021   Aaa/AAA*       8,000,000    7,923,680
Jefferson County KY Health Facilities University Medical           5.500       07/01/2017   Aaa/AAA*       6,000,000    5,889,600
Jefferson County KY Health Facilities-Jewish Hospital              6.500       05/01/2015   Aaa/AAA*       6,380,000    6,688,282
Jefferson County Ky School District Finance Corporation            5.250       01/01/2016   Aaa/AAA*       1,000,000      967,050
Jefferson County KY Health Services - Alliant Health               5.125       10/01/2018   Aaa/AAA*      28,000,000   26,397,560
Jefferson County KY Capital Projects Corporation Revenue           5.600       04/01/2014   AAA/Aaa*       1,000,000    1,014,330
Jefferson County KY Capital Projects Corporation Revenue           5.375       06/01/2018   Aaa/AAA*       1,500,000    1,455,450
Jefferson County KY Hospital Revenue                               6.436       10/01/2014   Aaa/AAA*       1,500,000    1,581,270
Jefferson County KY Multi Family Revenue                           5.000       08/20/2018     AAA*           385,000      349,888
KY Area Development Districts Financing Trailer Lease Program      6.150       12/01/2022      AA*         1,020,000    1,046,316
Kentucky Counties 1987 Single Family Mortgage Revenue              8.625       09/01/2015     AAA*            10,000       10,100
Kentucky Economic Development Finance Authority Medical Center     5.000       02/01/2018   Aaa/AAA*       1,000,000      897,220
Kentucky Development Finance Authority-Ashland Hospital            6.125       02/01/2012   Aaa/AAA*       4,000,000    4,191,040
Kentucky Economic Development Finance Authority-Ashland Hospital   5.000       02/01/2028   Aaa/AAA*       1,000,000      871,950
Kentucky Development Finance Authority-St Clair Medical            5.875       09/01/2013     Aaa          2,000,000    2,052,260
Kentucky Development Finance Authority-St Elizabeth Hospital       5.900       12/01/2015   AAA/Aaa*       2,500,000    2,562,825
Kentucky Development Finance Authority-St Claire Medical           5.625       09/01/2021     AAA*         2,500,000    2,443,850
Kentucky Development Finance Authority-Methodist Hospital          5.625       02/01/2017     AAA*         6,500,000    6,475,365
Kentucky Economic Development Authority-South Central Nursing      6.000       07/01/2011   Aaa/AAA*       3,650,000    3,860,934
Kentucky Economic Development Finance Authority-Baptist Hospital   5.000       08/15/2015   Aaa/AAA*       5,250,000    5,034,488
Kentucky Housing Corporation                                       5.950       07/01/2017   Aaa/AAA*       1,500,000    1,524,855
Kentucky Housing Corporation                                       5.400       07/01/2014   Aaa/AAA*       3,000,000    2,942,280
Kentucky Housing Corporation                                       7.125       01/01/2010   Aaa/AAA*       3,935,000    4,109,596
Kentucky Housing Corporation                                       7.250       01/01/2017   Aaa/AAA*         330,000      345,045
Kentucky Housing Corporation                                       6.600       07/01/2011   Aaa/AAA*         285,000      299,923
Kentucky Housing Corporation                                       6.600       07/01/2011   Aaa/AAA*       4,500,000    4,735,620
Kentucky Housing Corporation                                       6.625       07/01/2014   Aaa/AAA*       1,000,000    1,052,830
Kentucky Housing Corporation                                       6.600       01/01/2011   Aaa/AAA*         620,000      655,526
Kentucky Housing Corporation                                       5.800       01/01/2019   Aaa/AAA*       6,755,000    6,772,360
Kentucky Housing Corporation                                       6.500       07/01/2017   Aaa/AAA*       5,615,000    5,997,550
Kentucky Housing Corporation                                       5.700       07/01/2017   Aaa/AAA*         500,000      501,510
Kentucky Housing Corporation                                       6.400       01/01/2017   Aaa/AAA*      10,955,000   11,689,095
Kentucky Housing Corporation                                       5.500       01/01/2015   Aaa/AAA*       1,000,000      995,060
Kentucky State Property & Building Commission  Project #64         5.500       05/01/2017   Aaa/AAA*       8,000,000    7,930,000
Kentucky State Turnpike Authority Resource Recovery Revenue        6.000       07/01/2009   Aaa/AAA*         740,000      745,550
Lexington Fayette Urban County Government KY Sewer System          6.350       07/01/2007   Aaa/AAA*         400,000      419,844
Lexington Fayette Urban County Government KY Sewer System          6.375       07/01/2010   AAA/Aaa*       2,900,000    3,037,808
Lexington Fayette Urban County Government KY Sewer System          6.375       07/01/2012   AAA/Aaa*       2,500,000    2,618,800
Lexington Fayette Urban County Government Public Facilities        5.125       10/01/2015   Aaa/AAA*       1,770,000    1,698,386
Lexington Fayette Urban County Government Public Facilities        5.125       10/01/2018   Aaa/AAA*       2,135,000    1,994,325
Lexington Fayette Urban County Government Public Facilities        5.125       10/01/2019   Aaa/AAA*       2,415,000    2,240,396
Lexington-Fayette Urban County KY Government Project Revenue       5.000       11/01/2018     Aaa          1,000,000      921,990
Louisville & Jefferson County KY Metropolitan Sewer District       5.300       05/15/2019   Aaa/AAA*       4,000,000    3,838,520
Louisville KY Parking Authority-River City First Mortgage          5.000       12/01/2017   Aaa/AAA*       1,000,000      930,590
McCreary County Courthouse & Public Square Corporation Revenue     5.400       09/01/2020     AAA          1,550,000    1,509,034
Pike County KY Mortgage Revenue-Phelps Regional Health             5.350       09/20/2012     AAA*           280,000      281,798
Radcliff KY Mortgage Revenue-Lincoln Trail Care                    5.650       01/20/2019     AAA*         3,110,000    3,145,019

   The accompanying notes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS - KENTUCKY TAX-FREE INCOME SERIES
SCHEDULE OF PORTFOLIO INVESTMENTS
KENTUCKY MUNICIPAL BONDS -- 100%
JUNE 30, 2000

                                                                                 MATURITY
BOND DESCRIPTION                                                      COUPON        DATE     RATING#       PAR VALUE   MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------------

Shelbyville KY Certificate of Participation                              5.150   07/01/2018      Aaa     $ 4,165,000   $  3,843,087
University of Kentucky Consolidated Educational Buildings                5.750   05/01/2015   AAA/Aaa*     1,850,000      1,889,627
Warren County Ky Hospital Revenue                                        5.000   04/01/2017   Aaa/AAA*     1,000,000        917,910
Warren County KY Hospital Facility Revenue                               5.000   04/01/2016   AAA/Aaa*     1,000,000        925,800
Boyle County KY Hospital Revenue-Ephraim McDowell Regional               5.800   04/01/2014   Aaa/AAA*     1,000,000      1,020,450
                                                                                                                       ------------
                                                                                                                        196,145,085

PUBLIC CORPORATION REVENUE BONDS
15.03% OF NET ASSETS
Boone County KY Public Property                                          6.250   12/15/2012      A1          960,000      1,006,234
Calloway County Public Property Corporation-Courthouse                   5.625   03/01/2018       A        1,000,000        994,930
Campbell County KY Public Property                                       6.250   12/01/2015       A          810,000        840,885
Danville Ky Multi-City Lease Revenue                                     5.000   09/01/2011      NR          545,000        523,314
Danville KY Multi-City Lease Revenue-Campbellsville                      7.000   04/01/2002      NR          165,000        169,125
Danville KY Multi-City Lease Revenue-Owensboro Museum                    7.050   08/01/2011       A          440,000        464,024
Danville KY Multi-City Lease Revenue Housing Authority                   6.500   02/01/2012      A1        1,170,000      1,230,302
Danville KY Multi-City Lease Revenue Paducah Public Property             7.200   06/01/2011       A          500,000        522,895
Jeffersontown KY Certificate of Participation                            6.500   09/01/2009       A        1,400,000      1,497,538
Jeffersontown KY Certificate of Participation                            5.750   11/01/2015       A        1,095,000      1,120,360
Kenton County KY Public Property Corporation Revenue                     5.700   12/01/2015       A        1,305,000      1,311,186
Kenton County KY Public Property Corporation Revenue                     5.700   12/01/2016       A        1,380,000      1,383,229
Kenton County KY Public Properties Corporation-Courthouse Facility       5.000   03/01/2020      A1        2,000,000      1,826,700
Kentucky League of Cities-Middlesboro Series                             6.200   08/01/2017      A-*         555,000        578,732
Mt. Sterling KY Lease Revenue-Kentucky League of Cities                  6.100   03/01/2008      Aa        1,500,000      1,570,380
Mt. Sterling KY Lease Revenue-Kentucky League of Cities                  6.150   03/01/2013      Aa       17,860,000     18,720,138
Mt. Sterling KY Lease Revenue-Kentucky League of Cities                  6.200   03/01/2018      Aa        6,500,000      6,738,615
Oldham County KY Public Facilities Construction Corporation              5.250   06/01/2017      A-*       1,060,000      1,013,021
Pendleton County KY Multi-County Lease Revenue                           6.500   03/01/2019      A*       16,000,000     16,785,600
Richmond KY Public Recreation Corporation Revenue                        7.250   10/01/2011      NR          290,000        303,079
Shelbyville KY Certificates of Participation Revenue Refunding           5.350   10/01/2013      NR        1,295,000      1,236,880
Shelbyville KY Certificate of Participation Revenue Refunding            5.450   10/01/2017      NR        1,130,000      1,051,024
Union County KY Public Property Corporation                              6.125   09/01/2015      NR          700,000        719,390
Woodford County KY Public Property Corporation Revenue                   5.600   11/01/2017       A        1,065,000      1,060,229
                                                                                                                       ------------
                                                                                                                         62,667,810

COUNTY GENERAL OBLIGATION AND SCHOOL BONDS
8.39% OF NET ASSETS
Boone County KY School District Finance Corporation                      6.000   02/01/2018      Aa3       1,000,000      1,028,000
Boone County KY School District Finance Corporation                      5.700   05/01/2018      Aa3       2,500,000      2,503,200
Boone County Ky School District Finance Corporation                      5.500   09/01/2019      Aa3       1,860,000      1,818,913
Boone County KY School District Finance Corporation                      5.750   02/01/2020      Aa3       1,200,000      1,208,004
Bullitt County KY School District Finance Corporation                    6.000   08/01/2014      Aa3       1,100,000      1,153,955
Clark County KY School District Finance Corporation                      6.000   05/01/2012      Aa3         320,000        331,997
Estill County KY School District Finance Corporation                     5.875   08/01/2016       A        1,780,000      1,840,734
Floyd County KY School District Finance Corporation                      6.000   06/01/2014      Aa3       1,000,000      1,042,170
Greenup County KY School District Finance Corporation                    6.100   09/01/2014      Aa3       1,105,000      1,154,073
Hardin County KY General Obligation                                      5.125   06/01/2019      A2        2,255,000      2,093,632
Hardin County KY School District Finance Corporation                     6.000   07/01/2016      Aa3       1,025,000      1,066,554
Harlan KY Independent School District Finance Corporation                6.000   05/01/2015      Aa3         275,000        288,206
Hopkins County KY School District Finance Corporation                    6.200   06/01/2015      Aa3       2,500,000      2,633,825
Jefferson County Ky Improvement                                          6.000   04/01/2020    Aa2/AA*     1,985,000      2,037,761
Jefferson County KY College Project Bellarmine College                   5.250   05/01/2019     Baa2       2,000,000      1,857,480
Jessamine County KY School District Finance Corporation                  6.125   06/01/2015      Aa3       1,000,000      1,053,450
Laurel County KY School District Finance Corporation                     5.600   03/01/2017      Aa3       1,000,000      1,007,580
Laurel County School District School Building Revenue                    5.750   06/01/2020      Aa3       1,250,000      1,236,775
Letcher County KY School District Finance Corporation                    6.700   10/01/2014      Aa3       1,490,000      1,615,339
McLean County KY School District Finance Corporation                     6.000   06/01/2014      NR        1,405,000      1,470,866
Pendleton County KY School District Finance Corporation                  5.125   06/01/2019      Aa3       1,140,000      1,073,458
Pike County KY School District Finance Corporation                       6.200   08/01/2010      Aa3         305,000        319,006
Pike County KY School District Finance Corporation                       6.200   08/01/2011      Aa3         325,000        339,924
Powell County KY School District Finance Corporation                     5.900   08/01/2016      Aa3       1,185,000      1,229,046
Scott County KY School District Finance Corporation                      5.900   06/01/2016      Aa3       3,450,000      3,567,473
                                                                                                                       ------------
                                                                                                                         34,971,420

   The accompanying notes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS - KENTUCKY TAX-FREE INCOME SERIES
SCHEDULE OF PORTFOLIO INVESTMENTS
KENTUCKY MUNICIPAL BONDS -- 100%
JUNE 30, 2000

                                                                                 MATURITY
BOND DESCRIPTION                                                        COUPON     DATE       RATING#      PAR VALUE   MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------------

HOSPITAL AND HEALTHCARE REVENUE BONDS
8.33% OF NET ASSETS
Christian County KY Hospital Revenue-Jennie Stuart Medical               5.800   07/01/2011      A-*     $   270,000    $   274,836
Christian County KY Hospital Revenue-Jennie Stuart Medical               6.000   07/01/2017      A-*       4,000,000      4,030,280
Christian County KY Hospital Revenue-Jennie Stuart Medical               6.000   07/01/2013      A-*       2,870,000      2,952,541
Jefferson County KY Health Facilities Jewish Hospital                    5.700   01/01/2011    A1/AA-*     1,200,000      1,234,992
Jefferson County KY Medical Center Services Revenue                      7.300   05/01/2009       A          400,000        414,440
Kentucky Development Finance Authority-Catholic Health                   5.000   12/01/2027    Aa2/AA*    10,000,000      8,614,500
Kentucky Development Finance Association-Green River                     6.000   11/01/2010      Aa3       1,000,000      1,052,780
KY Economic Development Financial Authority Catholic Health              5.972   12/01/2015   Aa3/AA-*     2,000,000      2,042,020
KY Economic Development Finance Authority-Appalachian Regional           5.875   10/01/2022     BBB*       3,500,000      2,744,105
Kentucky Economic Development Finance Authority-Catholic Health          5.000   12/01/2018    Aa2/AA*     6,950,000      6,340,068
Ky Economic Development Finance Authority Hospital-Appalachian Regional  5.850   10/01/2017     BBB*       1,000,000        866,820
Madison County Ky Industrial Building Revenue - McCready Manor           5.500   06/01/2020      AA*       1,785,000      1,755,226
Pike County KY Mortgage Revenue Phelps Regional Health                   5.650   09/20/2027      AAA       2,435,000      2,408,069
                                                                                                                        -----------
                                                                                                                         34,730,677

INDUSTRIAL REVENUE AND POLLUTION CONTROL REVENUE BONDS
7.74% OF NET ASSETS
Ashland KY Pollution Control Revenue-Ashland Oil Project                 6.650   08/01/2009     Baa1       8,835,000      9,243,354
Campbellsville KY Industrial Revenue-Campbellsville College              6.950   03/01/2015      NR        1,150,000      1,227,407
Campbellsville KY Industrial Revenue-Campbellsville College              6.000   03/01/2017      NR        1,920,000      1,948,205
Carroll County KY Collateralized Pollution Control Revenue               6.250   02/01/2018   Aa2/AA-*     1,000,000      1,040,690
Jefferson County KY Pollution Control Revenue-E I DuPont                 6.300   07/01/2012    Aa3/AA*     3,500,000      3,731,140
Jefferson County KY Pollution Control-Louisville Gas                     5.625   08/15/2019    Aa2/AA*     9,150,000      8,873,304
Kentucky League of Cities-Ashland Series                                 6.250   08/01/2017      A-        1,550,000      1,619,084
Meade County KY Pollution Control Revenue-Olin Corporation               6.000   07/01/2007      NR          575,000        578,019
Mercer County KY Collateralized Pollution Control Revenue                6.250   02/01/2018   Aa2/AA-*     2,500,000      2,589,675
Middlesboro KY Industrial Building Revenue-Fern Lake Project             6.200   12/01/2002      NR          365,000        373,329
Muhlenberg County KY Collateralized Pollution Control Revenue            6.250   02/01/2018    Aa2/AA*     1,000,000      1,036,490
                                                                                                                        -----------
                                                                                                                         32,260,696

STATE GENERAL OBLIGATION AND AGENCY BONDS
4.05% OF NET ASSETS
Kentucky Higher Education Student Loan                                   9.250   06/01/2001    Aa/Aa-*       180,000        188,269
Kentucky Infrastructure Authority                                        5.750   08/01/2013    Aa3/A*        900,000        918,198
Kentucky Infrastructure Authority                                        5.750   08/01/2018    Aa3/A*      1,500,000      1,507,770
Kentucky Infrastructure Authority                                        6.375   08/01/2014    Aa3/A*        700,000        744,821
Kentucky Infrastructure Authority                                        5.375   02/01/2018    Aa3/A*      2,000,000      1,936,920
Kentucky Infrasturcture Authority                                        5.000   06/01/2017    Aa3/A*      1,035,000        955,895
Kentucky State Property & Buildings Commission Project #59               5.700   11/01/2014    Aa3/A*      1,000,000      1,012,460
KY State Property & Building Revenue Project #65                         5.950   02/01/2017    Aa3/A+*     1,000,000      1,035,380
Kentucky State Property & Building Commission Project #63                5.100   11/01/2018    Aa3/A*      2,000,000      1,875,240
KY State Property & Buildings Revenue  Project #65                       6.000   02/01/2018    Aa3/A+*     1,000,000      1,030,800
Kentucky State Property & Buildings Commission Project #54               6.000   09/01/2012    Aa3/A+*     1,210,000      1,261,824
Kentucky State Property & Buildings Commission Project #59               5.625   11/01/2015    Aa3/A*      1,000,000      1,004,980
Kentucky State Property & Buildings Commission Project #40               6.875   11/01/2007    Aa3/A*      3,250,000      3,418,675
                                                                                                                        -----------
                                                                                                                         16,891,232

PREREFUNDED BONDS
2.55% OF NET ASSETS
Danville KY Multi-City Lease Revenue-Shelbyville                         6.700   07/01/2011   Aaa/AAA*     2,500,000      2,641,050
Danville KY Multi-City Lease Revenue-Mt Sterling                         7.375   06/01/2007      NR          240,000        249,077
Danville KY Multi-City Lease Revenue-Mt Sterling                         7.500   06/01/2011      NR          205,000        212,755
Elsmere KY Industrial Development Revenue-Courtaulds plc                 6.750   04/01/2010      NR        2,000,000      2,195,700
Erlanger KY Public Property Revenue-Fire Protection                      7.400   11/01/2008     BBB+*         75,000         78,174
Erlanger KY Public Property Revenue-Fire Protection                      7.400   11/01/2009     BBB+*        100,000        104,232
Jefferson County KY Hospital Revenue                                     6.436   10/01/2014   Aaa/AAA*     2,500,000      2,635,450
Kentucky Infrastructure Authority                                        6.000   08/01/2011   Aaa/AAA*        90,000         92,890
Martin County KY Public Property Corporation Revenue                     7.250   09/01/2010      NR          150,000        156,302
Martin County KY Public Property Corporation Revenue                     7.250   09/01/2011      NR          160,000        166,722
Owensboro KY Water Revenue                                               6.250   09/15/2009   Aaa/AAA*       800,000        830,584

   The accompanying notes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS - KENTUCKY TAX-FREE INCOME SERIES
SCHEDULE OF PORTFOLIO INVESTMENTS
KENTUCKY MUNICIPAL BONDS -- 100%
JUNE 30, 2000

                                                                                 MATURITY
BOND DESCRIPTION                                                        COUPON     DATE       RATING#      PAR VALUE   MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------------

Richmond KY Public Recreation Corporation Revenue                        6.750   08/01/2013      NR       $  575,000    $   617,740
Shelbyville KY Public Property Recreational Corporation                  6.900   10/01/2012      NR          400,000        426,476
Wurtland KY Sewer System Revenue                                         7.700   10/01/2004      A+*         200,000        207,974
                                                                                                                       ------------
                                                                                                                         10,615,125

STATE AND LOCAL MORTGAGE REVENUE BONDS
2.12% OF NET ASSETS
Florence KY Housing Facility Revenue                                     6.300   08/15/2019     A/A*       2,615,000      2,616,831
Floyd County KY Public Property Revenue-Justice Center                   6.125   09/01/2018       A        1,240,000      1,296,048
Kentucky Housing Corporation                                             7.400   01/01/2010   Aaa/AAA*     2,290,000      2,335,983
Kentucky Housing Corporation                                             7.550   01/01/2016   Aaa/AAA*     1,955,000      1,998,714
Louisville Housing Assistance Mortgage Corp  Rivertown Project           5.100   07/01/2024      Aa2         655,000        589,723
                                                                                                                        -----------
                                                                                                                          8,837,298

UNIVERSITY CONSOLIDATED EDUCATION AND BUILDING REVENUE BONDS
1.80% OF NET ASSETS
Georgetown College Project Series A                                      6.000   11/15/2016       A        1,000,000      1,029,850
Georgetown College Project Series A                                      6.250   11/15/2020       A        4,000,000      4,054,920
Kentucky Housing Corporation Revenue  Series E                           4.750   07/01/2017   Aaa/AAA*     1,335,000      1,196,721
University of Louisville Health & Education                              6.000   11/01/2013      A2        1,180,000      1,222,091
                                                                                                                       ------------
                                                                                                                          7,503,581

MUNICIPAL UTILITY REVENUE BONDS
1.28% OF NET ASSETS
Cynthiana KY Waterworks & Sewer Revenue                                  6.400   01/01/2007     BBB-*        575,000        604,296
Danville KY Multi-City Lease Revenue-Ashland Utilities                   6.750   04/01/2012     BBB+*        915,000        966,597
Danville KY Multi-City Lease Revenue-Hopkinsville                        6.875   06/01/2012     Baa1       2,170,000      2,479,377
Franklin KY Water & Sewer Revenue Refunding                              6.200   12/01/2011      Baa       1,000,000      1,042,630
Pendleton County KY Multi-County Lease Revenue                           7.450   03/01/2004      AA*         245,000        253,604
                                                                                                                       ------------
                                                                                                                          5,346,504

LOCAL GENERAL OBLIGATION AND SCHOOL BONDS
 .86% OF NET ASSETS
Covington Independent School District Finance Corporation                5.250   06/02/2019      Aa3       1,225,000      1,167,070
Junction City KY College Revenue-Center College Project                  5.875   04/01/2017      A2        1,000,000      1,024,280
KY Interlocal Transportation Equipment Lease Revenue                     6.000   12/01/2020       A          400,000        411,732
Richmond KY Court Facilities Corporation Revenue                         5.250   02/01/2019      A3        1,035,000        987,690
                                                                                                                       ------------
                                                                                                                          3,590,772

Total Investments (cost $413,013,050)(a) - 99.19% of Net Assets                                                        $413,560,200
                                                                                                                       ============

          *   Standard and Poor's Corporation
               All other ratings by Moody's Investors Service, Inc.
          NR   Not Rated
          #   Bond ratings are unaudited.

(a)   Represents cost for financial reporting and federal income tax purposes and differs from market value by net unrealized appreciation of securities as follows:
                                                                       Unrealized appreciation                        $   9,450,125
                                                                       Unrealized depreciation                           (8,902,975)
                                                                                                                     ---------------
                                                                       Net unrealized appreciation                    $     547,150
                                                                                                                     ===============

   The accompanying notes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS - KENTUCKY TAX-FREE INCOME SERIES
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000

ASSETS:
Investments in securities, at value (Cost: $413,013,050)                                                         $ 413,560,200
Cash                                                                                                                   127,884
Interest receivable                                                                                                  7,756,734
Receivable for investments sold                                                                                      1,005,000
                                                                                                        -----------------------
      Total assets                                                                                                 422,449,818
LIABILITIES:
Payable for:
   Distributions                                                                            $ 5,190,058
   Fund shares redeemed                                                                          24,191
   Management fee                                                                               146,875
   Transfer agent                                                                                41,474
   Other fees                                                                                    89,775
                                                                                     -------------------
      Total liabilities                                                                                              5,492,373
                                                                                                        -----------------------

NET ASSETS:
Capital                                                                                                            419,482,317
Net accumulated realized losses on investment transactions                                                          (3,072,022)
Net unrealized appreciation in value of investments                                                                    547,150
                                                                                                        -----------------------
Net assets at value                                                                                              $ 416,957,445
                                                                                                        =======================
NET ASSET VALUE,  offering price and redemption price per share
                  ($416,957,445 / 57,761,324 shares outstanding)                                                        $ 7.22
                                                                                                        =======================

-------------------------------------------------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS FOR THE YEAR ENDED JUNE 30, 2000
NET INVESTMENT INCOME:
      Interest income                                                                                            $  24,280,129
                                                                                                        -----------------------
      Expenses:
         Investment advisory fees                                                                                    1,811,557
         Transfer agent                                                                                                511,881
         Professional fees                                                                                              82,453
         Trustee fees                                                                                                   42,032
         Other expenses                                                                                                 95,219
                                                                                                        -----------------------
         Total expenses                                                                                              2,543,142
                                                                                                        -----------------------
Net investment income                                                                                               21,736,987
                                                                                                        -----------------------
Realized and unrealized gain on investments
      Net realized loss                                                                                             (2,940,650)
      Net decrease in unrealized appreciation                                                                      (11,813,030)
                                                                                                        -----------------------
Net realized and unrealized loss on investments                                                                    (14,753,680)
                                                                                                        -----------------------
Net increase in net assets resulting from operations                                                             $   6,983,307
                                                                                                        =======================

   The accompanying notes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS - KENTUCKY TAX-FREE INCOME SERIES
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED JUNE 30, 2000 AND 1999


                                                                                         2000                      1999
                                                                        ----------------------------------------------------
Increase in net assets:
   Operations:
      Net investment income
      Net realized gain (loss) on investments                                        $  21,736,987            $  20,084,548
      Net decrease in unrealized appreciation                                           (2,940,650)               1,281,160
                                                                                       (11,813,030)             (11,896,917)
                                                                        ----------------------------------------------------
   Net increase in net assets resulting from operations
   Distributions to shareholders from net investment income                              6,983,307                9,468,791
   Net fund share transactions                                                         (21,736,987)             (20,084,548)
                                                                                         8,715,183               60,459,091
                                                                        ----------------------------------------------------
Total increase (decrease)
                                                                                        (6,038,497)              49,843,334
Net assets:
   Beginning of year
   End of year                                                                         422,995,942              373,152,608
                                                                        ----------------------------------------------------
                                                                                     $ 416,957,445            $ 422,995,942
                                                                        ====================================================

----------------------------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS - KENTUCKY TAX-FREE INCOME SERIES
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding:

                                                             For the years ended June 30,
                                           -----------------------------------------------------------------
                                               2000         1999         1998         1997       1996 (a)
                                           -----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                $7.47        $7.65        $7.47        $7.35        $7.29
                                           -----------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                           0.38         0.37         0.39         0.40         0.40
   Net gains (losses) on securities
      (both realized and unrealized)              (0.25)       (0.18)        0.18         0.12         0.06
                                           -----------------------------------------------------------------
Total from investment operations                   0.13         0.19         0.57         0.52         0.46
LESS DISTRIBUTIONS:
   Distributions (from capital gains)               --           --           --           --           --
   Distributions (from net investment income)     (0.38)       (0.37)       (0.39)       (0.40)       (0.40)
                                           -----------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                      $7.22        $7.47        $7.65        $7.47        $7.35
                                           =================================================================
Total return                                       1.78%        2.52%        7.77%        7.14%        6.38%
Net assets, end of year (in thousands):        $416,957     $422,996     $373,153     $327,304     $295,029
Ratio of expenses to average net assets            0.61%        0.61%        0.62%        0.63%        0.62%
Ratio of net investment income to
   average net assets                              5.17%        4.88%        5.14%        5.32%        5.39%
Portfolio turnover                                15.74%       10.69%       11.80%        6.64%        4.29%
(a) Audited by other auditors.

DUPREE MUTUAL FUNDS - KENTUCKY TAX-FREE SHORT-TO-MEDIUM SERIES
SCHEDULE OF PORTFOLIO INVESTMENTS
KENTUCKY MUNICIPAL BONDS -- 100%
JUNE 30, 2000

                                                                                 MATURITY
BOND DESCRIPTION                                                         COUPON     DATE       RATING#  PAR VALUE     MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
INSURED MUNICIPAL REVENUE BONDS
31.34% OF NET ASSETS
Carrolton & Henderson KY Public Building Authority Gas Revenue            4.500   01/01/2003   Aaa/AAA* $  620,000       $  619,126
Greater KY Housing Assistance Corporation Mortgage Revenue                6.250   01/01/2005   Aaa/AAA*    620,000          631,011
Jefferson County KY Capital Project Corporation Lease Revenue             5.500   04/01/2005   Aaa/AAA*    365,000          375,242
KY Economic Development Finance Authority  Baptist Health System          4.750   08/15/2005   Aaa/AAA*  4,000,000        3,951,480
Kentucky Economic Development Finance Authority  Ashland Hospital         5.000   02/01/2005   Aaa/AAA*    500,000          500,785
KY Turnpike Authority Economic Development Road Revenue                   5.500   07/01/2007   Aaa/AAA*  3,000,000        3,093,060
Lexington-Fayette Urban County Government  Ky Alumni Association          5.000   11/01/2009     Aaa     1,360,000        1,355,893
Louisville & Jefferson County Metro Sewer District Revenue                5.000   05/15/2006   Aaa/AAA*  2,505,000        2,509,158
Louisville & Jefferson County Airport Authority System Revenue            5.600   07/01/2013   Aaa/AAA*  2,000,000        2,022,540
Northern KY University Certificate of Participation Housing Facilities    4.500   12/01/2004   Aaa/AAA*  1,000,000          991,280
                                                                                                                         ----------
                                                                                                                         16,049,575

PUBLIC FACILITIES REVENUE BONDS
15.65% OF NET ASSETS
Jeffersontown KY Certificates of Participation                            4.450   11/01/2000      A        555,000          556,093
Mt Sterling KY Lease Revenue  KY League of Cities  Series:A               5.625   03/01/2003      Aa     6,150,000        6,303,074
Shelbyville Certificates of Participation Refinancing                     4.900   10/01/2007      NR     1,205,000        1,156,800
                                                                                                                         ----------
                                                                                                                          8,015,967

STATE MORTGAGE REVENUE BONDS
14.11% OF NET ASSETS
KY Housing Corporation Housing Revenue                                    4.850   07/01/2004   Aaa/AAA*  1,700,000        1,693,897
KY Housing Corporation Housing Revenue                                    5.150   07/01/2007   Aaa/AAA*  3,225,000        3,247,994
KY Housing Corporation Housing Revenue                                    5.300   01/01/2004   Aaa/AAA*  2,250,000        2,280,803
                                                                                                                         ----------
                                                                                                                          7,222,694

HOSPITAL AND HEALTHCARE REVENUE BONDS
12.13% OF NET ASSETS
Christian County KY Hospital  Jennie Stuart Medical Center                5.250   07/01/2003     A-*       200,000          200,620
KY Development Finance Authority-Sisters of Charity                       6.000   11/01/2000    A1/A+*   1,000,000        1,007,780
KY Economic Development Finance Authority  Catholic Health                5.500   12/01/2010   Aa3/AA-*  2,100,000        2,143,302
Kentucky Economic Development Finance Authority  Catholic Health          5.500   12/01/2005   Aa2/AA*   1,000,000        1,022,950
KY Economic Development Finance Authority  Catholic Health                5.500   12/01/2006   Aa2/AA*   1,790,000        1,835,573
                                                                                                                         ----------
                                                                                                                          6,210,225

RENTALS/MUNICIPAL LEASE BONDS
6.96% OF NET ASSETS
KY Asset Liability Community General Fund  Project Notes                  4.000   03/01/2003    A2/A+*   1,000,000          979,140
Pendleton County KY Multi-Lease Revenue                                   7.550   03/01/2010     AA-*    2,500,000        2,586,450
                                                                                                                         ----------
                                                                                                                          3,565,590

UNIVERSITY CONSOLIDATED EDUCATION AND BUILDING REVENUE BONDS
5.44% OF NET ASSETS
Murray State University Revenue  Series G,  Second Series                 5.600   05/01/2006    A3/A*    1,000,000        1,022,830
University of KY  Consolidated Education Building  Series:N               5.900   05/01/2003   A1/AA-*     725,000          747,018
University of Louisville KY Consolidated Education Building               5.200   05/01/2004   A1/AA-*   1,000,000        1,013,790
                                                                                                                         ----------
                                                                                                                          2,783,638

PREREFUNDED BONDS
5.23% OF NET ASSETS
Danville KY Multi-City Lease Revenue  Hopkinsville                        6.200   06/01/2001     Baa1      165,000          167,581
Owensboro KY Electric Light & Power Revenue                              10.500   01/01/2004     AAA*    2,270,000        2,510,620
                                                                                                                         ----------
                                                                                                                          2,678,201

   The accompanying notes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS - KENTUCKY TAX-FREE SHORT-TO-MEDIUM SERIES
SCHEDULE OF PORTFOLIO INVESTMENTS
KENTUCKY MUNICIPAL BONDS -- 100%
JUNE 30, 2000

                                                                                 MATURITY
BOND DESCRIPTION                                                         COUPON     DATE       RATING#  PAR VALUE     MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------

STATE GENERAL OBLIGATION AND AGENCY BONDS
3.93% OF NET ASSETS
KY State Property & Building Community Revenue  Project#55                4.700   09/01/2004    A2/A+*  $2,030,000     $  2,014,734
                                                                                                                   -----------------
                                                                                                                          2,014,734

LOCAL GENERAL OBLIGATION AND SCHOOL BONDS
2.37% OF NET ASSETS
KY Interlocal School Transportation Association Equipment L               4.800   03/01/2003     Aa3       500,000          500,960
KY Interlocal School Transportation Association Equipment L               4.900   03/01/2004     Aa3       500,000          502,295
Kentucky Interlocal Transportation Equipment Lease                        4.750   12/01/2000    Aa/AA*       3,000            3,010
KY Interlocal Transportation Equipment Lease                              4.550   12/01/2000     AA*        89,000           89,000
KY Interlocal Transportation Equipment Lease                              4.500   12/01/2000     AA-*      204,000          205,224
                                                                                                                   -----------------
                                                                                                                          1,300,489

INDUSTRIAL REVENUE AND POLLUTION CONTROL REVENUE BONDS
1.15% OF NET ASSETS
Meade County KY Pollution Control Revenue-Olin Corporation                6.000   07/01/2007      NR       580,000          589,118
                                                                                                                   -----------------
                                                                                                                            589,118

COUNTY GENERAL OBLIGATION AND SCHOOL BONDS
 .99% OF NET ASSETS
Kenton County KY School District Finance Corporation                      5.200   03/01/2005   Aa3/AA*     500,000          507,200
                                                                                                                   -----------------
                                                                                                                            507,200

Total Investments (cost $50,934,082)(a) - 99.47% of Net Assets                                                         $ 50,937,431
                                                                                                                   =================

          *   Standard and Poor's Corporation
               All other ratings by Moody's Investors Service, Inc.
          NR   Not Rated
          #   Bond ratings are unaudited.

(a)   Represents cost for financial reporting and federal income tax purposes and differs from market value by net unrealized appreciation of securities as follows:
                                                                     Unrealized appreciation                           $    170,057
                                                                     Unrealized depreciation                               (166,708)
                                                                                                                   -----------------
                                                                     Net unrealized appreciation                       $      3,349
                                                                                                                   =================

   The accompanying notes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS - KENTUCKY TAX-FREE SHORT-TO-MEDIUM SERIES
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000

ASSETS:
Investment in securities, at value (Cost: $50,934,082)                                                          $ 50,937,431
Interest receivable                                                                                                  960,041
Receivable for investments sold                                                                                      668,918
                                                                                                      -----------------------
      Total assets                                                                                                52,566,390
LIABILITIES:
Cash overdraft                                                                              $ 780,019
Payable for:
   Distributions                                                                              190,321
   Fund shares redeemed                                                                       353,574
   Management fee                                                                              21,485
   Transfer agent                                                                               5,647
   Other fees                                                                                   9,849
                                                                                    ------------------
      Total liabilities                                                                                            1,360,895
                                                                                                      -----------------------

NET ASSETS:
Capital                                                                                                           52,233,613
Net accumulated realized losses on investment transactions                                                        (1,031,467)
Net unrealized appreciation in value of investments                                                                    3,349
                                                                                                      -----------------------
Net assets at value                                                                                             $ 51,205,495
                                                                                                      =======================
NET ASSET VALUE, offering price and redemption price per share
                 ($51,205,495 / 10,051,447 shares outstanding)                                                  $      5.09
                                                                                                      =======================

-----------------------------------------------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2000
Net investment income:
      Interest income                                                                                           $  2,644,436
                                                                                                      -----------------------
      Expenses:
         Investment advisory fees                                                                                    278,951
         Transfer agent                                                                                               72,965
         Professional fees                                                                                             7,663
         Trustee fees                                                                                                  5,614
         Other expenses                                                                                               18,256
                                                                                                      -----------------------
         Total expenses                                                                                              383,449
                                                                                                      -----------------------
Net investment income                                                                                              2,260,987
                                                                                                      -----------------------
Realized and unrealized gain/loss on investments
      Net realized loss                                                                                             (415,775)
      Net decrease in unrealized appreciation                                                                       (689,681)
                                                                                                      -----------------------
Net realized and unrealized loss on investments                                                                   (1,105,456)
                                                                                                      -----------------------
Net increase in net assets resulting from operations                                                            $  1,155,531
                                                                                                      =======================

   The accompanying notes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS - KENTUCKY TAX-FREE SHORT-TO-MEDIUM SERIES
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED JUNE 30, 2000 AND 1999

                                                                                           2000                  1999
                                                                               ---------------------------------------------
Increase in net assets:
   Operations:
      Net investment income                                                            $  2,260,987            $  2,317,228
      Net realized gain (loss) on investments                                              (415,775)                 69,983
      Net increase (decrease) in unrealized appreciation                                   (689,681)               (948,824)
                                                                               ---------------------------------------------
   Net increase in net assets resulting from operations                                   1,155,531               1,438,387
   Distributions to shareholders from net investment income                              (2,260,987)             (2,317,228)
   Net fund share transactions                                                           (6,318,760)              5,384,908
                                                                               ---------------------------------------------
Total increase (decrease)                                                                (7,424,216)              4,506,067
Net assets:
   Beginning of year                                                                     58,629,711              54,123,644
                                                                               ---------------------------------------------
   End of year                                                                         $ 51,205,495            $ 58,629,711
                                                                               =============================================

----------------------------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS - KENTUCKY TAX-FREE SHORT-TO-MEDIUM SERIES
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding:

                                                               For the years ended June 30,
                                             ------------------------------------------------------------------
                                                 2000         1999         1998         1997        1996(a)
                                             ------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                $  5.20      $  5.27      $  5.22       $  5.20      $  5.18
                                             ------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                             0.21         0.21         0.21          0.22         0.21
   Net gains ( losses) on securities
   (both realized and unrealized)                   (0.11)       (0.07)        0.05          0.02         0.02
                                             ------------------------------------------------------------------
Total from investment operations                     0.10         0.14         0.26          0.24         0.23
LESS DISTRIBUTIONS:
   Distributions (from net investment income)       (0.21)       (0.21)       (0.21)        (0.22)       (0.21)
                                             ------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                      $  5.09      $  5.20      $  5.27       $  5.22      $  5.20
                                             ==================================================================
Total return                                         1.95%        2.58%        5.12%         4.59%        4.51%
Net assets, end of year (in thousands)            $51,205      $58,630      $54,124       $53,829      $66,574
Ratio of expenses to average net assets              0.69%        0.72%        0.74%         0.72%        0.75%
Ratio of net investment income to
   average net assets                                4.06%        3.89%        4.05%         4.11%        4.04%
Portfolio turnover                                  30.57%       27.38%       20.98%        20.03%       57.80%
(a) Audited by other auditors.


    The accompanying notes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS - MISSISSIPPI TAX-FREE INCOME SERIES
SCHEDULE OF PORTFOLIO INVESTMENTS
MISSISSIPPI MUNICIPAL BONDS -- 100%
JUNE 30, 2000

                                                                                  MATURITY
BOND DESCRIPTION                                                      COUPON         DATE      RATING#    PAR VALUE   MARKET VALUE
----------------------------------------------------------------------------------------------------------------------------------

INSURED MUNICIPAL REVENUE BONDS
69.11% OF NET ASSETS
Region IV Financial Corporation MS Greentree Apts - Series A           5.550       08/01/2010     Aa2*    $ 10,000       $ 10,007
Gautier Mississippi Utilities District                                 6.375       03/01/2019   Aaa/AAA*    10,000         10,216
Hinds County MS Revenue Refunding-MS Methodist Hospital                5.600       05/01/2012   Aaa/AAA*     5,000          5,132
MS Business Financial Corporation Pollution Control Revenue            5.500       02/01/2026   Aaa/AAA*    10,000          9,525
MS Development BK Special Obligation Flowood Revenue Project           5.625       11/01/2019   Aaa/AAA*    10,000          9,912
MS Development BK Special Obligation Natchez Convention Center         5.800       07/01/2019   Aaa/AAA*    25,000         25,325
MS Development BK Special Obligation Gulfport Combined Water           5.500       07/01/2015   Aaa/AAA*    10,000          9,970
MS Development Bank Special Obligation Desoto County                   5.900       07/01/2021     AAA*       5,000          5,004
MS Hospital Equipment & Facilities Singing River Hospital              5.500       03/01/2023   Aaa/AAA*    15,000         14,254
MS Development BK Special Obligation Culkin Water District             5.800       07/01/2018   Aaa/AAA*    25,000         25,297
Tupelo MS Public School District                                       5.375       11/01/2015   Aaa/AAA*    20,000         19,660
University MS Educational Building - Stadium A                         5.500       12/01/2017   Aaa/AAA*     5,000          4,939
Walnut Grove Correctional Authority Certificates of Participation      6.000       11/01/2019   Aaa/AAA*    15,000         15,446
                                                                                                                   ---------------
                                                                                                                          164,688

MUNICIPAL UTILITY REVENUE BONDS
10.13% OF NET ASSETS

Harrison County MS Wastewater Management District                      5.000       02/01/2015   AAA/Aaa*    15,000         14,254
MS Development Bank Special Obligation-Bay St Louis                    5.375       07/01/2014      A*       10,000          9,889
                                                                                                                   ---------------
                                                                                                                           24,142

COUNTY GENERAL OBLIGATION BONDS
8.46% OF NET ASSETS
MS Development BK Special Obligation Adams County Juvenile             5.900       07/01/2017      A*       10,000         10,182
Richland MS Tax Increment                                              5.600       06/01/2013      NR       10,000          9,972
                                                                                                                   ---------------
                                                                                                                           20,154

PUBLIC FACILITIES REVENUE BONDS
4.26% OF NET ASSETS
Mississippi Development Bank Special Obligation - Southaven            6.200       03/01/2020      A*       10,000         10,153
                                                                                                                   ---------------
                                                                                                                           10,153

   The accompanying notes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS - MISSISSIPPI TAX-FREE INCOME SERIES
SCHEDULE OF PORTFOLIO INVESTMENTS
MISSISSIPPI MUNICIPAL BONDS -- 100%
JUNE 30, 2000

                                                                                  MATURITY
BOND DESCRIPTION                                                      COUPON         DATE      RATING#    PAR VALUE   MARKET VALUE
----------------------------------------------------------------------------------------------------------------------------------

LOCAL GENERAL OBLIGATION BONDS
4.25% OF NET ASSETS
Biloxi MS Tax Increment - Limited Obligation - Series A                5.900       10/01/2019      A*       10,000         10,127
                                                                                                                   ---------------
                                                                                                                           10,127

Total Investments (cost $222,405)(a) - 96.20% of Net Assets                                                             $ 229,264
                                                                                                                   ===============

          *   Standard and Poor's Corporation
               All other ratings by Moody's Investors Service, Inc.
          NR   Not Rated
          #   Bond ratings are unaudited.

(a) Represents cost for financial reporting and federal income tax purposes and differs from market value by net unrealized appreciation of securities as follows:

                                                                                 Unrealized appreciation                $   6,859
                                                                                 Unrealized depreciation                      -
                                                                                                                   ---------------
                                                                                 Net unrealized appreciation            $   6,859
                                                                                                                   ===============

   The accompanying notes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS - MISSISSIPPI TAX-FREE INCOME SERIES
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000

ASSETS:
Investments in securities, at value (Cost: $222,405)                                                                 $ 229,264
Cash                                                                                                                    16,000
Interest receivable                                                                                                      5,622
Receivable from Advisor                                                                                                  2,030
                                                                                                        -----------------------
      Total assets                                                                                                     252,916
LIABILITIES:
Payable for:
   Investment purchased                                                                         $ 9,963
   Distributions                                                                                  2,680
   Transfer agent                                                                                   129
   Other fees                                                                                     1,833
                                                                                     -------------------
      Total liabilities                                                                                              $  14,605
                                                                                                        -----------------------

NET ASSETS:
Capital                                                                                                                231,452
Net unrealized appreciation in value of investments                                                                      6,859
                                                                                                        -----------------------
Net assets at value                                                                                                  $ 238,311
                                                                                                        =======================
NET ASSET VALUE, offering price and redemption price per share
                 ($238,311 / 23,034 shares outstanding)                                                              $   10.35
                                                                                                        =======================

-------------------------------------------------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2000
Net investment income:
      Interest income                                                                                                $   5,005
                                                                                                        -----------------------
      Expenses:
         Investment advisory fees                                                                                          431
         Transfer agent                                                                                                    129
         Professional fees                                                                                               1,709
         Trustee fees                                                                                                        6
         Printing                                                                                                          400
         Registration fees                                                                                                 163
         Other expenses                                                                                                     53
                                                                                                        -----------------------
         Total expenses                                                                                                  2,891
         Expenses reimbursed by Investment Advisor                                                                      (2,461)
                                                                                                        -----------------------
Net investment income                                                                                                    4,575
                                                                                                        -----------------------

Net realized and unrealized gain on investments                                                                          6,859
                                                                                                        -----------------------
Net increase in net assets resulting from operations                                                                 $  11,434
                                                                                                        =======================

   The accompanying notes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS - MISSISSIPPI TAX-FREE INCOME SERIES
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2000

                                                                                       FOR THE PERIOD 1/1/2000
                                                                                            TO 6/30/2000
                                                                                       -----------------------
Increase in net assets:
   Operations:
      Net investment income                                                                         $   4,575
      Net realized gain (loss) on investments                                                               -
      Net increase in unrealized appreciation                                                           6,859
                                                                                       -----------------------
   Net increase in net assets resulting from operations                                                11,434
   Distributions to shareholders from net investment income                                            (4,575)
   Net fund share transactions                                                                        231,452
                                                                                       -----------------------

Total increase                                                                                        238,311

Net assets:
   Beginning of year                                                                                        -
   End of year                                                                                        238,311
                                                                                       -----------------------
                                                                                                    $ 238,311
                                                                                       =======================

----------------------------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS - MISSISSIPPI TAX-FREE INCOME SERIES
FINANCIAL HIGHLIGHTS

Selected data for a share outstanding:
                                                      For the period 1/1/2000
                                                            to 6/30/2000(a)
                                                            --------------
NET ASSET VALUE, BEGINNING OF YEAR                             $ 10.00
                                                               -------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                          0.27
   Net gains (losses) on securities
      (both realized and unrealized)                              0.35
                                                               -------
Total from investment operations                                  0.62
LESS DISTRIBUTIONS:
   Distributions (from net investment income)                    (0.27)
                                                               -------
NET ASSET VALUE, END OF YEAR                                   $ 10.35
                                                               =======
Total return (c)                                                  6.24%
Net assets, end of year (in thousands):                        $   238
Ratio of expenses to average net assets(b)                        0.50%
Ratio of net investment income to
   average net assets(b)                                          5.31%
  After expenses reimbursement(b)                                 2.45%
Portfolio turnover                                                0.00%


(a) Commencement of operations January 1, 2000
(b) Annualized for periods less than a year
(c) Total return is not annualized

DUPREE MUTUAL FUNDS - NORTH CAROLINA TAX-FREE INCOME SERIES
SCHEDULE OF PORTFOLIO INVESTMENTS
NORTH CAROLINA MUNICIPAL BONDS -- 100%
JUNE 30, 2000

                                                                                  MATURITY
BOND DESCRIPTION                                                         COUPON     DATE      RATING#     PAR VALUE    MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------------

INSURED MUNICIPAL REVENUE BONDS
45.02% OF NET ASSETS
Catawba County NC Catawba Memorial Hospital Revenue                       5.000    10/01/2017  Aaa/AAA*    $ 500,000     $ 461,835
Craven NC Regional Medical Authority Health Care Facilities               5.625    10/01/2017  Aaa/AAA*       10,000         9,917
Cumberland County NC Civic Center Project Certificates of Participation   5.000    12/01/2018  Aaa/AAA*      500,000       464,690
Cumberland County NC Detention Center & Mental Health Revenue             5.500    06/01/2019  Aaa/AAA*    1,000,000       980,370
Dare County NC Utility System Revenue                                     5.250    06/01/2018  Aaa/AAA*      250,000       238,268
Elizabeth City NC Housing Development Mortgage Revenue                    6.125    04/01/2023     Aa         140,000       142,185
Fayetteville NC Public Works Community Revenue                            5.100    03/01/2015  Aaa/AAA*      400,000       380,520
Gaston County NC Public Facilities Project Certificates of Participation  5.250    12/01/2016  Aaa/AAA*      850,000       833,468
Gastonia NC Combined Utilities Systems Revenue                            5.625    05/01/2019  Aaa/AAA*      500,000       497,370
Greenville NC Housing Development Corp Series A                           5.800    07/01/2024  Aaa/AAA*       40,000        39,795
New Hanover County NC Certificates of Participation                       5.000    12/01/2017  Aaa/AAA*      250,000       232,910
New Hanover County NC Hospital Revenue                                    5.750    10/01/2026  Aaa/AAA*      100,000        97,999
New Hanover County NC Hospital Revenue                                    5.000    10/01/2019  Aaa/AAA*    1,110,000     1,020,989
NC Central University Housing System Revenue                              5.800    11/01/2018  Aaa/AAA*       50,000        50,921
NC Central University Housing System Revenue                              5.800    11/01/2020  Aaa/AAA*       60,000        60,785
NC Eastern Municipal Power Agency Power System Refunding                  5.375    01/01/2024  Aaa/AAA*    1,000,000       940,950
NC Eastern Municipal Power Agency Power System Revenue                    5.700    01/01/2015  Aaa/AAA*      345,000       348,702
NC Eastern Municipal Power Agency Power System Revenue                    5.750    01/01/2019  Aaa/AAA*      100,000       100,255
NC Medical Care Community Hospital Revenue-High Point                     5.000    10/01/2019  Aaa/AAA*      500,000       458,265
NC Medical Care Community Hospital Revenue-St Joseph                      5.100    10/01/2014  AAA/Aaa*        5,000         4,700
NC Medical Care Community Hospital Revenue-Stanly Hospital                5.375    10/01/2014  Aaa/AAA*       50,000        49,823
NC Medical Care Community Hospital Revenue-Wilson Memorial                5.625    11/01/2018  Aaa/AAA*       80,000        78,958
NC Municipal Power Agency No. 1 Catawba Electric Revenue                  5.750    01/01/2020  Aaa/AAA*       50,000        50,000
NC Municipal Power Agency No. 1 Catawba Electric Revenue                  5.500    01/01/2014  Aaa/AAA*      250,000       252,853
NC Municipal Power Agency No. 1 Catawba Electric Revenue                  5.125    01/01/2017  Aaa/AAA*      550,000       514,784
NC Municipal Power Agency No. 1 Catawba Electric Revenue                  5.000    01/01/2015  Aaa/AAA*        5,000         4,738
NC Municipal Power Agency No. 1 Catawba Electric Revenue                  5.125    01/01/2017  Aaa/AAA*      500,000       471,550
Pitt County NC Public Facilities Certificates of Participation            5.850    04/01/2017  Aaa/AAA*      100,000       102,396
Randolph County NC Certificates of Participation                          5.750    06/01/2022  Aaa/AAA*      500,000       498,120
Union County NC Enterprise System Revenue                                 5.500    06/01/2021  AAA/Aaa*      245,000       236,721
University of NC at Wilmington Dorm & Dining System Revenue               5.400    01/01/2018  Aaa/AAA*      120,000       117,344
Winston Salem NC State University Revenue Student Services                5.400    06/01/2012  Aaa/AAA*       10,000        10,103
                                                                                                                     --------------
                                                                                                                         9,752,282

HOSPITAL AND HEALTHCARE REVENUE BONDS
25.30% OF NET ASSETS
Charlotte-Mecklenburg NC Health Care System                               5.750    01/15/2021   Aa3/AA*      250,000       242,955
Charlotte-Mecklenburg NC Health Care System                               5.875    01/15/2026   Aa3/AA*       50,000        50,074
Cumberland County NC Hospital Facilities Revenue                          5.250    10/01/2019   A3/A-*     1,000,000       916,010
NC Medical Care Community Hospital Revenue-Baptist Hospital               6.375    06/01/2014   Aa3/AA*       45,000        47,113
NC Medical Care Community Hospital Revenue-Baptist Hospital               6.000    06/01/2022   Aa/AA*        45,000        45,199
NC Medical Care Community Hospital Revenue-Carolina Medicorp              5.500    05/01/2015   Aa3/AA*       70,000        69,434
NC Medical Care Community Hospital Revenue-Duke University Hospital       5.000    06/01/2018   Aa3/AA*      300,000       273,456
NC Medical Care Community Hospital Revenue-Duke University Hospital       5.250    06/01/2017   Aa3/AA*      900,000       856,359
NC Medical Care Community Hospital Revenue-Duke University Hospital       5.250    06/01/2021   Aa3/AA*      150,000       139,725
NC Medical Care Community Hospital Revenue-Gaston Memorial                5.500    02/15/2019   A2/A+*       150,000       141,966
NC Medical Care Community Hospital Revenue-Pitt County                    5.000    12/01/2018  Aa3/AA-*      500,000       456,120
NC Medical Care Community Hospital Revenue-Presbyterian                   5.500    10/01/2014   Aa/AA+*       35,000        34,622
NC Medical Care Community Hospital Revenue-Presbyterian                   5.500    10/01/2020   Aa3/AA*    1,100,000     1,060,862
NC Medical Care Community Hospital Revenue-Rex Hospital                   5.000    06/01/2017  Aaa/AAA*      500,000       466,930
University of NC at Chapel Hill Hospital Revenue                          6.000    02/15/2024   Aa/AA*       100,000       104,340
University of NC at Chapel Hill Hospital Revenue                          5.250    02/15/2019   Aa3/AA*      105,000        98,810
University of NC at Chapel Hill Hospital Revenue                          5.250    02/15/2017  Aaa/AAA*      500,000       474,970
                                                                                                                     --------------
                                                                                                                         5,478,945

   The accompanying notes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS - NORTH CAROLINA TAX-FREE INCOME SERIES
SCHEDULE OF PORTFOLIO INVESTMENTS
NORTH CAROLINA MUNICIPAL BONDS - 100%
JUNE 30, 2000

                                                                                  MATURITY
BOND DESCRIPTION                                                         COUPON     DATE      RATING#     PAR VALUE    MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------------

COUNTY GENERAL OBLIGATION BONDS
8.51% OF NET ASSETS
Forsyth County NC Certificates of Participation                           5.000    10/01/2018   Aa2/AA*    $ 400,000     $ 370,160
Pitt County NC Certificates of Participation School Facilities            5.500    04/01/2020  Aaa/AAA*      500,000       492,260
Union County NC General Obligation Series B                               5.400    03/01/2017  Aaa/AAA*    1,000,000       981,610
                                                                                                                     --------------
                                                                                                                         1,844,030

UNIVERSITY CONSOLIDATED EDUCATION AND BUILDING REVENUE BONDS
5.40% OF NET ASSETS
NC Educational Facilities Finance Agency St Augustines                    5.250    10/01/2018     AA*        600,000       585,504
NC Educational Facilities Finance Agency St Augustines                    5.250    10/01/2028     AA*        630,000       583,720
                                                                                                                     --------------
                                                                                                                         1,169,224

MUNICIPAL UTILITY REVENUE BONDS
5.21% OF NET ASSETS
Charlotte NC Water & Sewer System Revenue                                 5.250    12/01/2021   Aa/AA*       715,000       671,249
Greenville NC Enterprise System Revenue                                   6.000    09/01/2010   A1/A+*       100,000       104,866
NC Eastern Municipal Power Agency Power System Revenue                    5.500    01/01/2017  Aaa/AAA*      150,000       147,605
Orange NC Water and Sewer Revenue Bond                                    5.200    07/01/2016   Aa2/AA*      210,000       205,538
                                                                                                                     --------------
                                                                                                                         1,129,257

PUBLIC FACILITIES REVENUE BONDS
3.89% OF NET ASSETS
Charlotte NC Certificate of Participation Law Project B                   5.375    06/01/2013   Aa1/AA*      100,000       100,573
Charlotte NC Certificate Participation Convention Facility                5.500    12/01/2020  Aa2/AA+*      700,000       680,729
Shelby NC Combined Enterprise System Revenue                              5.625    05/01/2014    A/A-*        20,000        19,951
Shelby NC Combined Enterprise System Revenue                              5.625    05/01/2014    A/A-*        40,000        40,323
                                                                                                                     --------------
                                                                                                                           841,576

PREREFUNDED BONDS
3.27% OF NET ASSETS
Catawba County NC Catawba Memorial Hospital Revenue                       6.000    10/01/2017  Aaa/AAA*      100,000       104,958
Cumberland County NC Hospital Facilities Revenue                          6.000    10/01/2021  AAA/Aaa*       90,000        92,182
Forsyth County NC General Obligation Public Improvement                   5.600    08/01/2009  Aa1/AAA*        5,000         5,160
Greensboro NC Coliseum Complex Improvement Project Series A               5.700    12/01/2010   A1/AA*        55,000        58,237
Monroe NC Combined Enterprise System Revenue                              6.000    03/01/2019    A/A*        100,000       105,805
NC Eastern Municipal Power Agency Power System Revenue                    6.000    01/01/2026  AAA/BBB*       15,000        15,725
Pitt County NC Memorial Hospital Revenue                                  5.500    12/01/2015  Aaa/AAA*      325,000       326,160
                                                                                                                     --------------
                                                                                                                           708,227

   The accompanying notes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS - NORTH CAROLINA TAX-FREE INCOME SERIES
SCHEDULE OF PORTFOLIO INVESTMENTS
NORTH CAROLINA MUNICIPAL BONDS - 100%
JUNE 30, 2000

                                                                                  MATURITY
BOND DESCRIPTION                                                         COUPON     DATE      RATING#     PAR VALUE    MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------------

STATE AND LOCAL MORTGAGE REVENUE BONDS
2.87% OF NET ASSETS
Lenoir NC Housing Authority Mortgage Revenue                              5.700    08/20/2024    AAA*      $ 100,000  $     98,192
NC Housing Finance Agency Single Family Revenue Series Y                  6.300    09/01/2015   Aaa/AA*      140,000       146,226
NC Housing Finance Agency Single Family Revenue Series II                 6.200    03/01/2016   Aa2/AA*       85,000        87,231
NC Housing Finance Agency Single Family Revenue Series KK                 5.875    09/01/2017  Aa2/AA+*       90,000        91,126
NC Housing Finance Agency Home Ownership Revenue                          5.125    07/01/2013   Aa2/AA*      100,000        97,090
Vance County NC Housing Mortgage Revenue Henderson Project                6.150    03/01/2022     Aa2        100,000       101,278
                                                                                                                     --------------
                                                                                                                           621,143

Total Investments (cost $22,334,519)(a) - 99.47% of Net Assets                                                        $ 21,544,685
                                                                                                                     ==============

          *   Standard and Poor's Corporation
               All other ratings by Moody's Investors Service, Inc.
          NR   Not Rated
          #   Bond ratings are unaudited.

(a)   Represents cost for financial reporting and federal income tax purposes  and differs from market value by net unrealized depreciation of securities as follows:
                                                                  Unrealized appreciation                             $     102,355
                                                                  Unrealized depreciation                                  (892,189)
                                                                                                                     --------------
                                                                  Net unrealized depreciation                         $    (789,834)
                                                                                                                     ==============

   The accompanying notes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS - NORTH CAROLINA TAX-FREE INCOME SERIES
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000

ASSETS:
Investments in securities, at value (Cost $22,334,519)                                                        $ 21,544,685
Cash                                                                                                               109,527
Interest receivable                                                                                                299,865
Receivable from Advisor                                                                                              2,937
                                                                                                     ----------------------
      Total assets                                                                                              21,957,014
LIABILITIES:
Payable for:
   Distributions                                                                           $ 252,679
   Fund shares redeemed                                                                       31,734
   Management fee                                                                              8,867
   Transfer agent                                                                              2,620
   Other fees                                                                                    935
                                                                                    -----------------
      Total liabilities                                                                                            296,835
                                                                                                     ----------------------

NET ASSETS:
Capital                                                                                                         22,568,456
Net accumulated realized loss on investment transactions                                                          (118,443)
Net unrealized depreciation in value of investments                                                               (789,834)
                                                                                                     ----------------------
Net assets at value                                                                                           $ 21,660,179
                                                                                                     ======================
NET ASSET VALUE, offering price and redemption price per share
                 ($21,660,179 / 2,121,326 shares outstanding)                                                 $      10.21
                                                                                                     ======================

---------------------------------------------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2000

 Net investment income:
      Interest income                                                                                         $  1,097,454
                                                                                                     ----------------------
      Expenses:
         Investment advisory fees                                                                                  100,495
         Transfer agent                                                                                             30,070
         Professional fees                                                                                           4,806
         Trustee fees                                                                                                1,978
         Other expenses                                                                                              6,767
                                                                                                     ----------------------
         Total expenses                                                                                            144,116
         Expenses reimbursed by Investment Advisor                                                                 (33,574)
                                                                                                     ----------------------
Net investment income                                                                                              986,912
                                                                                                     ----------------------
Realized and unrealized loss on investments
      Net realized loss                                                                                           (118,443)
      Net decrease in unrealized appreciation                                                                     (584,892)
                                                                                                     ----------------------
Net realized and unrealized loss on investments                                                                   (703,335)
                                                                                                     ----------------------
Net increase in net assets resulting from operations                                                          $    283,577
                                                                                                     ======================

   The accompanying notes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS - NORTH CAROLINA TAX-FREE INCOME SERIES
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED JUNE 30, 2000 AND 1999

                                                                                         2000                   1999
                                                                           ----------------------------------------------
Increase in net assets:
   Operations:
      Net investment income                                                             $ 986,912              $ 631,271
      Net realized gain (loss) on investments                                            (118,443)                49,547
      Net decrease in unrealized appreciation                                            (584,892)              (528,565)
                                                                           ----------------------------------------------
   Net increase in net assets resulting from operations                                   283,577                152,253
Distributions to shareholders from:
   Net capital gains                                                                      (30,111)                (6,826)
   Net investment income                                                                 (986,912)              (631,271)
Net fund share transactions                                                             2,937,281             10,030,995
                                                                           ----------------------------------------------
Total increase                                                                          2,203,835              9,545,151
Net assets:
   Beginning of year                                                                   19,456,344              9,911,193
                                                                           ----------------------------------------------
   End of year                                                                       $ 21,660,179           $ 19,456,344
                                                                           ==============================================

-------------------------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS - NORTH CAROLINA TAX-FREE INCOME SERIES

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding

                                                                    For the years or period ended June 30,
                                                       ------------------------------------------------------------------
                                                           2000         1999         1998         1997       1996(a)(c)
                                                       ------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                           $10.61       $10.82       $10.33         $9.88       $10.00
                                                       ------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                       0.51         0.50         0.53          0.54         0.32
   Net gains (losses) on securities
      (both realized and unrealized)                          (0.40)       (0.20)        0.49          0.45        (0.12)
                                                       ------------------------------------------------------------------
Total from investment operations                               0.11         0.30         1.02          0.99         0.20
LESS DISTRIBUTIONS:
   Distributions (from capital gains)                         (0.01)       (0.01)          --            --           --
   Distributions (from net investment income)                 (0.50)       (0.50)       (0.53)        (0.54)       (0.32)
                                                       ------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                 $10.21       $10.61       $10.82        $10.33        $9.88
                                                       ==================================================================
Total return                                                   1.07%        2.71%        9.99%        10.18%        3.23%
Net assets, end of year (in thousands)                      $21,660      $19,456       $9,911        $3,586       $1,063
Ratio of expenses to average net assets (b)                    0.55%        0.45%        0.33%         0.25%        0.18%
Ratio of net investment income to average net assets (b)       4.76%        4.43%        4.47%         4.72%        0.98%
  After expense reimbursement (b)                              4.92%        4.74%        4.90%         5.29%        3.27%
Portfolio turnover                                            16.14%       11.70%       16.77%        24.13%       22.83%
(a) Commencement of operations November 16, 1995.
(b) Annualized for periods less than a year.
(c) Audited by other auditors.

DUPREE MUTUAL FUNDS - NORTH CAROLINA TAX-FREE SHORT-TO-MEDIUM SERIES SCHEDULE OF PORTFOLIO INVESTMENTS
NORTH CAROLINA MUNICIPAL BONDS -- 100%
JUNE 30, 2000

                                                                                MATURITY
BOND DESCRIPTION                                                   COUPON         DATE      RATING#   PAR VALUE      MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------

HOSPITAL AND HEALTHCARE REVENUE BONDS
32.78% OF NET ASSETS
Charlotte-Mecklenburg Hospital Authority NC Health Care System      5.400       01/15/2007   Aa3/AA*   $200,000        $ 203,186
Charlotte-Mecklenberg Hospital Authority NC Health Care System      6.000       01/01/2003   Aa/AA*     150,000          154,340
Cumberland County NC Hospital Facility Revenue                      4.100       10/01/2003   A3/A-*     175,000          168,233
Cumberland County NC Hospital Facility Revenue                      4.500       10/01/2007   A3/A-*     200,000          190,686
NC Community Health Care Facility  Duke Hospital                    4.100       06/01/2005   Aa3/AA*    100,000           96,536
NC Medical Care Community Health Care Facility  Duke University     4.500       06/01/2007   Aa3/AA*    200,000          191,942
North Carolina Medical Care Community Hospital-Scotland Memorial    5.375       10/01/2011     AA*       60,000           60,326
NC Medical Care Community Hospital-Baptist Hospital                 5.400       06/01/2001   Aa/AA-*     10,000           10,132
NC Medical Care Community Hospital-Presbyterian Health              5.000       10/01/2002   Aa3/AA*     40,000           40,310
NC Medical Care Community Hospital-Presbyterian Health              5.350       10/01/2001   Aa/AA*      25,000           25,404
NC Medical Care Community Hospital  Gaston Memorial                 5.250       02/15/2007   A2/A+*      50,000           50,442
North Carolina Medical Care Community Hospital - Southeastern       5.000       06/01/2003    A/A*      200,000          200,474
                                                                                                                -----------------
                                                                                                                       1,392,010

INSURED MUNICIPAL BONDS
31.05% OF NET ASSETS
Asheville NC Certificates of Participation  Series B                4.300       06/01/2002  Aaa/AAA*     25,000           24,913
Catawba County NC Hospital Revenue  Catawba Memorial Hospital       4.000       10/01/2003     Aaa      110,000          107,372
Coastal Regulation Solid Waste Management Authority NC              4.250       06/01/2005  Aaa/AAA*    125,000          121,641
Elizabeth City NC Housing Mortgage Corp Virginia Dare Apartments    6.500       01/01/2005  Aaa/AAA*    120,000          126,409
Johnston County NC Finance Corporation  School & Museum Project     4.650       08/01/2008  Aaa/AAA*    200,000          194,732
New Hanover County NC Regional Medical Center Hospital Revenue      4.250       10/01/2009  Aaa/AAA*    100,000           93,996
NC Medical Care Community Hospital-High Point Health System         4.400       10/01/2003  Aaa/AAA*     50,000           49,505
NC Municipal Power Agency No.1 Catawba Electric                     5.500       01/01/2001  Aaa/AAA*     70,000           70,590
NC Municipal Power Agency  No. 1 Catawba Electric Revenue           5.100       01/01/2007  Aaa/AAA*    125,000          127,984
NC Medical Care Community Hospital  Wilson Memorial Hospital        4.900       11/01/2007  Aaa/AAA*     75,000           74,675
Pitt County NC Certificates Of Participation                        5.500       04/01/2002  Aaa/AAA*     70,000           71,446
Wilkes County NC Refinancing                                        5.250       06/01/2006  Aaa/AAA*    250,000          255,338
                                                                                                                -----------------
                                                                                                                       1,318,600

PREREFUNDED BONDS
9.51% OF NET ASSETS
Charlotte NC Water & Sewer  General Obligation                      6.200       06/01/2016  Aaa/AAA*    100,000          104,811
Charlotte NC General Obligation                                     6.900       10/01/2006  Aaa/AAA*     25,000           25,691
Charlotte NC Certificates of Participation Convention Center        6.750       12/01/2021  Aaa/AAA*    200,000          210,888
Franklin County NC Certificates of Participation Jail & School      6.000       06/01/2002  Aaa/AAA*     15,000           15,501
Pitt County NC Revenue-Pitt County Memorial Hospital                6.900       12/01/2021  Aaa/AA-*      5,000            5,293
Polk County NC General Obligation                                   6.700       05/01/2011  Aaa/AAA*     40,000           41,701
                                                                                                                -----------------
                                                                                                                         403,885

LOCAL GENERAL OBLIGATION BONDS
6.63% OF NET ASSETS
Asheville NC Certificates of Participation  Series:A                4.600       06/01/2005    A1/A*      50,000           49,479
Charlotte NC Certificates of Participation Equipment Acquisition    4.350       09/01/2000     AA*       70,000           70,080
Durham NC Certificates of Participation                             5.100       06/01/2005   Aa3/AA*    100,000          101,296
Forsyth County NC Refunding General Obligation                      4.600       03/01/2001  Aa1/AAA*     15,000           15,095
Rocky Mount NC General Obligation                                   6.100       05/01/2001    A/A+*      25,000           25,451
Surf City NC Refunding General Obligation                           5.400       03/01/2001    BBB-*      20,000           20,202
                                                                                                                -----------------
                                                                                                                         281,601

   The accompanying notes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS - NORTH CAROLINA TAX-FREE SHORT-TO-MEDIUM SERIES SCHEDULE OF PORTFOLIO INVESTMENTS
NORTH CAROLINA MUNICIPAL BONDS - 100%
JUNE 30, 2000

                                                                                MATURITY
BOND DESCRIPTION                                                   COUPON         DATE      RATING#   PAR VALUE      MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------

STATE GENERAL OBLIGATION BONDS
5.89% OF NET ASSETS
NC State General Obligation                                         5.000       06/01/2003  Aaa/AAA*    $50,000         $ 50,661
North Carolina State General Obligation  Series A                   4.750       04/01/2006  Aaa/AAA*    200,000          199,586
                                                                                                                -----------------
                                                                                                                         250,247

UNIVERSITY CONSOLIDATED EDUCATION AND BUILDING REVENUE BONDS
3.54% OF NET ASSETS
NC Education Facility Finance Agency (St Augustine College)         4.450       10/01/2002     AA*      100,000           99,972
University of NC   Utility System Revenue                           4.900       08/01/2003   Aa2/AA*     50,000           50,497
                                                                                                                -----------------
                                                                                                                         150,469

MUNICIPAL UTILITY REVENUE BONDS
2.35% OF NET ASSETS
Buncombe County NC Water & Sewer Revenue                            6.100       07/01/2001    A/A+*      25,000           25,538
Orange County NC Water & Sewer Authority Revenue Refunding          4.250       07/01/2001   Aa/AA*       5,000            5,007
Winston-Salem NC Water & Sewer Revenue Refunding                    4.300       06/01/2003   Aa2/AA*     70,000           69,336
                                                                                                                -----------------
                                                                                                                          99,881

COUNTY GENERAL OBLIGATION BONDS
1.20% OF NET ASSETS
Caldwell County NC General Obligation                               6.000       02/01/2005    A1/A*      50,000           51,031
                                                                                                                -----------------
                                                                                                                          51,031

STATE MORTGAGE REVENUE BONDS
 .71% OF NET ASSETS
NC Housing Finance Agency Single Family                             4.750       03/01/2002   Aa/AA*      30,000           30,166
                                                                                                                -----------------
                                                                                                                          30,166

Total Investments (cost $4,039,659)(a) - 93.68% of Net Assets                                                        $ 3,977,890
                                                                                                                =================

          *   Standard and Poor's Corporation
               All other ratings by Moody's Investors Service, Inc.
          NR   Not Rated
          #   Bond ratings are unaudited.

(a)   Represents cost for financial reporting and federal income tax purposes and differs from market value by net unrealized depreciation of securities as follows:
                                                                              Unrealized appreciation                $     1,001
                                                                              Unrealized depreciation                    (62,770)
                                                                                                                -----------------
                                                                              Net unrealized depreciation            $   (61,769)
                                                                                                                =================

   The accompanying notes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS - NORTH CAROLINA TAX-FREE SHORT-TO-MEDIUM SERIES STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000

ASSETS:
Investments in securities,at value (Cost: $4,039,659)                                                $ 3,977,890
Cash                                                                                                     222,884
Receivable from investments sold                                                                          15,000
Interest receivable                                                                                       50,105
                                                                                             --------------------
      Total assets                                                                                     4,265,879
LIABILITIES:
Payable for:
   Distributions                                                                    $ 13,313
   Fund shares redeemed                                                                  529
   Management fee                                                                        620
   Transfer agent                                                                        522
   Other fees                                                                          4,544
                                                                               --------------
      Total liabilities                                                                                   19,528
                                                                                             --------------------

NET ASSETS:
Capital                                                                                                4,340,458
Net accumulated realized losses on investment transactions                                               (32,338)
Net unrealized depreciation in value of investments                                                      (61,769)
                                                                                             --------------------
Net assets at value                                                                                  $ 4,246,351
                                                                                             ====================
NET ASSET VALUE, offering price and redemption price per share
                 ($4,246,351 / 427,272 shares outstanding)                                           $      9.94
                                                                                             ====================

-----------------------------------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2000
Net investment income:
      Interest income                                                                                $   192,028
                                                                                             --------------------
      Expenses:
         Investment advisory fees                                                                         21,772
         Transfer agent                                                                                    6,532
         Professional fees                                                                                 2,088
         Trustee fees                                                                                        430
         Other expenses                                                                                    3,879
                                                                                             --------------------
         Total expenses                                                                                   34,701
         Expenses reimbursed by Investment Advisor                                                       (13,930)
                                                                                             --------------------
Net investment income                                                                                    171,257
                                                                                             --------------------
Realized and unrealized loss on investments
      Net realized loss                                                                                  (27,157)
      Net increase in unrealized depreciation                                                            (39,253)
                                                                                             --------------------
Net realized and unrealized loss on investments                                                          (66,410)
                                                                                             --------------------
Net increase in net assets resulting from operations                                                 $   104,847
                                                                                             ====================

   The accompanying notes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS - NORTH CAROLINA TAX-FREE SHORT-TO-MEDIUM SERIES STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED JUNE 30, 2000 AND 1999

                                                                                         2000                 1999
                                                                              ------------------------------------------
Increase in net assets:
   Operations:
      Net investment income                                                            $   171,257          $   105,607
      Net realized loss on investments                                                     (27,157)              (1,920)
      Net decrease in unrealized appreciation                                              (39,253)             (56,088)
                                                                              ------------------------------------------
   Net increase in net assets resulting from operations                                    104,847               47,599
   Distributions to shareholders from net investment income                               (171,257)            (105,607)
   Net fund share transactions                                                             374,660            1,802,142
                                                                              ------------------------------------------
Total increase                                                                             308,250            1,744,134
Net assets:
   Beginning of year                                                                     3,938,101            2,193,967
                                                                              ------------------------------------------
   End of year                                                                         $ 4,246,351          $ 3,938,101
                                                                              ==========================================

------------------------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS - NORTH CAROLINA TAX-FREE SHORT-TO-MEDIUM SERIES FINANCIAL HIGHLIGHTS

Selected data for a share outstanding:

                                                                       For the years or period ended June 30,
                                                          -----------------------------------------------------------------
                                                              2000         1999         1998         1997      1996(a)(c)
                                                          -----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                              $10.09       $10.24       $10.12        $9.99       $10.00
                                                          -----------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                          0.39         0.39         0.40         0.41         0.24
   Net gains (losses) on securities
      (both realized and unrealized)                             (0.15)       (0.15)        0.12         0.13        (0.01)
                                                          -----------------------------------------------------------------
Total from investment operations                                  0.24         0.24         0.52         0.54         0.23
LESS DISTRIBUTIONS:
   Distributions (from net investment income)                    (0.39)       (0.39)       (0.40)       (0.41)       (0.24)
                                                          -----------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                     $9.94       $10.09       $10.24       $10.12        $9.99
                                                          =================================================================
Total return                                                      2.47%        2.35%        5.20%        5.49%        3.79%
Net assets, end of year (in thousands)                          $4,246       $3,938       $2,194       $1,458       $1,159
Ratio of expenses to average net assets (b)                       0.48%        0.44%        0.41%        0.23%        0.16%
Ratio of net investment income to average net assets (b)          3.62%        3.44%        3.44%        3.46%        0.85%
   After expense reimbursement (b)                                3.94%        3.78%        3.89%        4.06%        2.47%
Portfolio turnover                                               25.85%       25.54%       14.89%       17.20%       17.18%
(a) Commencement of operations November 16, 1995.
(b) Annualized for periods less than a year.
(c) Audited by other auditors.

DUPREE MUTUAL FUNDS - TENNESSEE TAX-FREE INCOME SERIES
SCHEDULE OF PORTFOLIO INVESTMENTS
TENNESSEE MUNICIPAL BONDS -- 100%
JUNE 30, 2000

                                                                                   MATURITY
BOND DESCRIPTION                                                      COUPON         DATE       RATING#   PAR VALUE     MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------

INSURED MUNICIPAL REVENUE BONDS
27.09% OF NET ASSETS
Bristol TN Health & Educational Facilities Bristol Memorial Hospital   5.250       09/01/2021   Aaa/AAA*   $ 400,000      $ 374,732
Chattanooga/Hamilton County TN Hospital Revenue Erlanger               5.625       10/01/2018   Aaa/AAA*      30,000         29,576
Clarksville TN Water Sewer & Gas Refunding & Improvement               6.250       02/01/2018   Aaa/AAA*     200,000        205,726
Clarksville TN Water Sewer & Gas Revenue                               5.650       02/01/2017     Aaa        200,000        200,528
Franklin TN Industrial Development Board Landings Apartment            5.550       10/01/2008   Aaa/AAA*      50,000         51,666
Franklin TN Industrial Development Board Landings Apartment            5.900       10/01/2016   Aaa/AAA*     800,000        812,960
Gatlinburg TN Public Building Authority  Convention Center             6.900       12/01/2012   Aaa/AAA*      90,000         94,712
Greater Tennessee Housing Assistance Refunding                         7.250       07/01/2024   Aaa/AAA*       5,000          5,270
Jackson TN Hospital Revenue Refunding & Improvement                    5.625       04/01/2015   Aaa/AAA*     310,000        310,918
Knox County/Chapman TN Utility District Water & Sewer                  6.000       01/01/2014   Aaa/AAA*      40,000         41,533
Knox County TN Health Educational & Housing Facilities Baptist         5.500       04/15/2017     AAA*     1,315,000      1,292,264
Knox County TN Health Educational & Housing Facilities Ft Sanders      5.650       01/01/2008   Aaa/AAA*      20,000         20,317
Knox County TN Health Educational & Housing Facilities Ft Sanders      6.250       01/01/2013   Aaa/AAA*      10,000         10,718
Knox County TN Health Educational & Housing Facilities Ft Sanders      5.250       01/01/2023   Aaa/AAA*     400,000        373,016
Knox County TN Health Educational & Housing Facilities Mercy           5.875       09/01/2015   Aaa/AAA*      15,000         15,501
Knox County TN Health Educational & Housing Facilities Mercy           6.000       09/01/2019   Aaa/AAA*     100,000        101,899
Knox County TN Utility District Water & Sewer                          5.625       12/01/2019     Aaa        400,000        396,944
Knoxville TN Development Corp Housing Revenue Morningside              6.100       07/20/2020     AAA*       500,000        514,390
Lawrence County TN Public Improvements General Obligation              6.300       03/01/2008   Aaa/AAA*      50,000         52,580
Memphis Shelby County TN Airport Revenue Refunding                     5.650       09/01/2015   Aaa/AAA*      55,000         55,312
Metropolitan Nashville & Davidson County TN Stadium Project            5.750       07/01/2014   Aaa/AAA*     100,000        102,642
Metropolitan Nashville & Davidson County TN Stadium Project            5.875       07/01/2021   Aaa/AAA*     350,000        350,550
Metropolitan Nashville & Davidson County TN Airport Series C           6.625       07/01/2007   Aaa/AAA*      30,000         31,246
Metropolitan Nashville & Davison County TN Airport Series C            6.600       07/01/2015   Aaa/AAA*     120,000        125,101
North Anderson TN Utility District Waterworks Revenue                  5.600       01/01/2015   Aaa/AAA*     100,000        101,084
Oak Ridge TN Industrial Development Board Gardens Refunding Revenue    5.250       08/20/2018     Aaa        655,000        628,328
Sevier County TN Public Buildings Authority Solid Waste Facility       5.600       09/01/2015   Aaa/AAA*     100,000        100,521
Shelby County TN Health Educational & Housing Heritage Place           6.900       07/01/2014   Aaa/AAA*     150,000        162,992
Shelby County TN Health Educational & Housing Methodist                5.300       08/01/2015   Aaa/AAA*     760,000        753,730
Shelby County TN Health Educational & Housing Methodist                5.375       04/01/2013   Aaa/AAA*     690,000        682,727
Shelby County TN Health Educational & Housing Methodist                5.000       04/01/2018   Aaa/AAA*   1,000,000        922,380
Sullivan County TN Health Educational & Housing Holston                5.750       02/15/2013   Aaa/AAA*     130,000        131,620
TN Housing Development Agency Homeownership Program                    5.900       07/01/2017   Aaa/AAA*      35,000         35,286
TN Housing Development Agency Mortgage Finance Program                 5.900       07/01/2018   Aaa/AAA*      95,000         95,611
TN Housing Development Agency Mortgage Finance Program                 5.850       07/01/2013   Aaa/AAA*     100,000        101,556
TN Housing Development Agency Mortgage Finance Program                 6.200       07/01/2018   Aaa/AAA*     755,000        777,424
TN Local Development Authority Student Loan Program                    5.125       03/01/2022   Aaa/AAA*   1,000,000        914,940
                                                                                                                     ---------------
                                                                                                                         10,978,300

HOSPITAL AND HEALTHCARE REVENUE BONDS
18.61% OF NET ASSETS
Anderson County TN Health & Educational Facilities Revenue             5.650       07/01/2007      A1        155,000        156,659
Chattanooga TN Health Educational & Housing Revenue                    5.000       12/01/2018   Aa2/AA*    1,000,000        917,550
Knox County TN Health Educational & Housing Facilities University      5.750       04/01/2019     Baa1     1,000,000        928,460
Metropolitan Nashville & Davidson County TN Modal                      5.500       05/01/2023     AA*      1,715,000      1,656,484
Metropolitan Nashville & Davidson County TN Open Arms                  5.100       08/01/2016     AA*      1,000,000        945,350
Metropolitan Nashville & Davidson County TN Open Arms                  5.100       08/01/2019     AA*      1,660,000      1,516,111
Montgomery County TN Health Educational & Housing Hospital             5.375       01/01/2018   Baa/BBB*   1,500,000      1,336,620
Sumner County TN Health Educational & Housing Sumner Health            7.500       11/01/2014     A-*         75,000         83,152
                                                                                                                     ---------------
                                                                                                                          7,540,386

STATE AND LOCAL MORTGAGE REVENUE
13.99% OF NET ASSETS
Knoxville TN Development Corp Housing Revenue Clinton Tower            6.650       10/15/2010      A*        285,000        298,352
Memphis TN Health Education & Housing Board Riverdale Plaza            6.350       07/20/2028     AAA*       300,000        308,157

   The accompanying notes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS - TENNESSEE TAX-FREE INCOME SERIES
SCHEDULE OF PORTFOLIO INVESTMENTS
TENNESSEE MUNICIPAL BONDS -- 100%
JUNE 30, 2000

                                                                                   MATURITY
BOND DESCRIPTION                                                      COUPON         DATE       RATING#   PAR VALUE     MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------

Memphis TN Health Education & Housing Board River Trace II             6.250       10/01/2013     Aaa*      $ 50,000       $ 52,091
Metropolitan Nashville & Davidson County TN Dandridge Tower            6.375       01/01/2011      A*        200,000        211,646
Metropolitan Nashville & Davidson County TN Hermitage Apts             5.900       02/01/2019      A*        395,000        394,092
Murfreesboro TN Housing Authority Westbrooks Towers Project            5.875       01/15/2010      A*        310,000        315,354
Shelby County TN Health Educational & Housing Corners Apts             6.000       01/01/2017      A         250,000        252,150
Shelby County TN Health Educational & Housing Four Stones              5.350       01/01/2019      A*      2,000,000      1,868,580
Shelby County TN Health Educational & Housing Harbour Apts             6.000       04/15/2018      A*        125,000        125,734
Shelby County TN Health Educational & Housing Harbour Apts             6.000       04/15/2024      A*         50,000         50,127
Shelby County TN Health Educational & Housing Harbour Apts             5.750       04/15/2011      A*        100,000        100,794
Shelby County TN Health Educational & Housing Windsor Apts             6.750       10/01/2017      AA        355,000        376,197
TN Housing Development Agency Homeownership Program                    6.700       07/01/2012   Aa2/AA*       85,000         88,780
TN Housing Development Agency Homeownership Program                    5.850       01/01/2011   Aa2/AA*      200,000        207,758
TN Housing Development Agency Mortgage Finance Program                 5.700       01/01/2008    A1/A+*      100,000        101,299
TN Housing Development Agency Mortgage Finance Program                 5.850       07/01/2013    A1/A+*      125,000        126,891
TN Housing Development Agency Mortgage Finance Program                 5.900       07/01/2018    A1/A+*      785,000        790,048
                                                                                                                     ---------------
                                                                                                                          5,668,049

COUNTY GENERAL OBLIGATION AND SCHOOL BONDS
13.44% OF NET ASSETS
Marion County TN General Obligation                                    6.000       04/01/2018     Aaa        950,000        976,572
Metropolitan Nashville & Davidson County TN General Obligation         5.125       05/15/2025   Aa2/AA*      500,000        457,035
Metropolitan Nashville & Davidson County TN Limited Obligation         7.000       09/01/2011    A1*/A       180,000        188,640
Putnam County TN School Building Revenue Bond                          5.500       04/01/2019   Aaa/A2*    1,000,000        971,440
Shelby County TN General Obligation                                    5.625       04/01/2014   Aa3/AA+*      60,000         60,418
Shelby County TN Health Educational & Housing Cameron Kirby            5.900       07/01/2018      A*      2,300,000      2,297,470
Shelby County TN Health Educational & Housing Cameron Kirby            6.000       07/01/2028      A*        500,000        496,645
                                                                                                                     ---------------
                                                                                                                          5,448,220

UNIVERSITY CONSOLIDATED EDUCATION AND BUILDING REVENUE BONDS
6.67% OF NET ASSETS
Metropolitan Nashville & Davidson County TN Belmont University         6.300       12/01/2014     Baa3        10,000         10,422
Metropolitan Nashville & Davidson County TN McKendree                  5.125       01/01/2020     AA*      2,700,000      2,474,037
Metropolitan Nashville & Davidson County TN Vanderbilt                 6.500       05/01/2016   Aa3/AA*       80,000         82,900
Metropolitan Nashville & Davidson County TN Vanderbilt                 6.000       10/01/2016   Aa3/AA*      130,000        133,960
                                                                                                                     ---------------
                                                                                                                          2,701,319

STATE GENERAL OBLIGATION BONDS
6.66% OF NET ASSETS
Hamilton County TN Multi-Family Housing Revenue                        6.700       03/01/2021      A*        450,000        478,580
Knoxville TN Development Corp Housing Revenue Clinton Tower            6.600       10/15/2007      A*        350,000        368,904
Metropolitan Nashville & Davidson County TN General Obligation         5.125       11/15/2019   Aa2/AA*    1,000,000        927,480
Shelby County TN General Obligation Refunding                          5.875       03/01/2007   Aa2/AA+*      15,000         15,362
TN Local Development Authority Student Loan Program                    5.750       03/01/2011   A2/AA-*      200,000        203,498
Wilson County TN General Obligation Refunding                          5.100       05/01/2016     AAA*       745,000        706,163
                                                                                                                     ---------------
                                                                                                                          2,699,986

PREREFUNDED BONDS
4.75% OF NET ASSETS
Chattanooga TN General Obligation                                      6.000       08/01/2011   A1/AA-*      110,000        115,408
Franklin TN Industrial Development Board Sussex Downs LTD              6.250       06/01/2007     AAA         30,000         32,351
Jackson TN Water & Sewer Revenue                                       7.200       07/01/2012   Aaa/AAA*      10,000         10,391
Knoxville TN Gas System Revenue Refunding & Improvement                5.900       03/01/2012    A1/AA*       25,000         25,831
Lauderdale County TN General Obligation                                6.000       04/01/2013   Aaa/AAA*      20,000         20,955
Marshall County TN General Obligation                                  5.600       06/01/2014      A*          5,000          5,169
Memphis TN General Obligation Improvement                              5.500       10/01/2010    Aa/AA*       20,000         20,559
Memphis TN Health Education & Housing Board Hunters Trace              6.250       06/01/2013   Aa/AAA*       55,000         55,559
Memphis TN Water Revenue                                               6.000       01/01/2012    Aa/AA*      140,000        146,451
Metropolitan Nashville & Davidson County TN Electric System            6.000       05/15/2012    Aa/AA*       30,000         31,439

   The accompanying notes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS - TENNESSEE TAX-FREE INCOME SERIES
SCHEDULE OF PORTFOLIO INVESTMENTS
TENNESSEE MUNICIPAL BONDS -- 100%
JUNE 30, 2000

                                                                                   MATURITY
BOND DESCRIPTION                                                      COUPON         DATE       RATING#   PAR VALUE     MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------

Metropolitan Nashville & Davidson County TN Water & Sewer              6.500       12/01/2014   Aaa/AAA*    $ 60,000       $ 65,853
Milan TN Special School District                                       6.750       04/01/2013   Aaa/AAA*      60,000         65,123
Shelby County TN General Obligation Public Improvment Series A         6.000       03/01/2013   Aa/AA+*       30,000         31,120
Shelby County TN General Obligation Bond Prerefunded                   5.875       03/01/2007     AA+         35,000         36,014
Shelby County TN General Obligation Bond Prerefunded                   5.625       04/01/2014     AA+         20,000         20,843
Shelby County TN School Building Revenue                               5.875       03/01/2012   Aa/AA+*      150,000        155,301
Shelby County TN School Building Revenue                               6.000       03/01/2013   Aa/AA+*       35,000         36,347
Shelby County TN School Building Revenue                               5.800       04/01/2019   Aa/AA+*      100,000        104,932
Shelby County TN School Building Revenue                               5.900       03/01/2012   Aa/AA+*       10,000         10,366
Shelby County TN School Building Revenue                               5.900       03/01/2016   Aa/AA+*       50,000         51,828
Shelby County TN School Building Revenue                               5.950       03/01/2017   Aa/AA+*      100,000        103,735
Shelby County TN School Building Revenue                               5.950       03/01/2019   Aa/AA+*       40,000         41,494
TN Local Development Auth Cmnty Provider Pooled Loan Program           6.250       10/01/2009     A-*         30,000         32,167
TN Local Development Auth Cmnty Provider Pooled Loan Program           6.450       10/01/2014     A-*         40,000         43,194
TN Local Development Auth Cmnty Provider Pooled Loan Program           7.000       10/01/2011     A-*          5,000          5,359
Tennessee School Building Authority Revenue                            6.250       05/01/2017    A1/AA*       35,000         36,657
Tipton County TN General Obligation High School                        6.650       04/01/2014   Aaa/AAA*      30,000         31,738
Williamson County TN Rural School Building Revenue                     5.800       03/01/2012      Aa        100,000        104,828
Williamson County TN General Obligation                                5.600       09/01/2010      Aa         45,000         47,021
Wilson County TN Certificates of Participation                         6.125       06/30/2010      A         410,000        436,802
                                                                                                                     ---------------
                                                                                                                          1,924,834

LOCAL GENERAL OBLIGATION BONDS
3.59% OF NET ASSETS
Cleveland TN Public Improvement General Obligation                     5.125       06/01/2018   Aaa/AAA*     835,000        778,830
Collierville TN General Obligation Improvement                         5.900       05/01/2012      A1         30,000         31,104
Johnson City TN General Obligation                                     5.500       05/01/2020   Aaa/AAA*     300,000        296,055
Metropolitan Nashville & Davidson County TN General Obligation         5.625       05/15/2017    Aa/AA*      250,000        247,700
Metropolitan Nashville & Davidson County TN General Obligation         5.875       05/15/2026    Aa/AA*      100,000        100,023
                                                                                                                     ---------------
                                                                                                                          1,453,712

MUNICIPAL UTILITY REVENUE BONDS
3.19% OF NET ASSETS
Knoxville TN Gas System Revenue                                        5.400       03/01/2015   Aa3/AA*      100,000         98,796
Knoxville TN Waste Water System Revenue                                5.100       04/01/2018   Aa3/AA*      435,000        405,133
Memphis TN Sanitary Sewer System Revenue                               5.750       10/01/2014    Aa/AA*      100,000        101,615
Metropolitan Nashville & Davidson County TN Electric System            5.625       05/15/2014    Aa/AA*      500,000        505,505
Metropolitan Nashville & Davidson County TN Water & Sewer              5.500       01/01/2016    A1/A*       185,000        182,723
                                                                                                                     ---------------
                                                                                                                          1,293,772

INDUSTRIAL REVENUE AND POLLUTION CONTROL REVENUE BONDS
1.24% OF NET ASSETS
Chattanooga TN Industrial Development Board F L Haney Co               7.200       08/15/2010     AAA*        20,000         23,288
Chattanooga TN Industrial Development Board F L Haney Co               7.200       02/15/2009     AAA*        25,000         28,927
Chattanooga TN Industrial Development Board F L Haney Co               7.200       08/15/2009     AAA*        25,000         29,108
Chattanooga TN Industrial Development Board F L Haney Co               7.200       02/15/2010     AAA*       100,000        115,809
Cookeville TN Industrial Development Board General Hospital            5.625       10/01/2016      A*        200,000        201,356
Maury County TN Pollution Control Revenue Saturn Corp Project          6.500       09/01/2024    A2/A*       100,000        104,101
                                                                                                                     ---------------
                                                                                                                            502,589

RENTALS/MUNICIPAL LEASE BONDS
 .72% OF NET ASSETS
Memphis Shelby County TN Airport Special Facilities Revenue            7.875       09/01/2009   Baa/BBB*     120,000        127,613
Memphis Shelby County TN Airport Revenue Refunding FedX                6.750       09/01/2012   Baa/BBB*     155,000        162,203
                                                                                                                            289,816
                                                                                                                     ---------------

   The accompanying notes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS - TENNESSEE TAX-FREE INCOME SERIES
SCHEDULE OF PORTFOLIO INVESTMENTS
TENNESSEE MUNICIPAL BONDS -- 100%
JUNE 30, 2000

                                                                                   MATURITY
BOND DESCRIPTION                                                      COUPON         DATE       RATING#   PAR VALUE     MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------

Total Investments (cost $41,685,427)(a) - 99.94% of Net Assets                                                         $ 40,500,980
                                                                                                                     ===============

          *   Standard and Poor's Corporation
               All other ratings by Moody's Investors Service, Inc.
          NR   Not Rated
          #   Bond ratings are unaudited.

(a)   Represents cost for financial reporting and federal income tax purposes and differs from market value by net unrealized depreciation of securities as follows:
                                                                 Unrealized appreciation                               $   337,302
                                                                 Unrealized depreciation                                (1,521,749)
                                                                                                                     ---------------
                                                                 Net unrealized depreciation                           $(1,184,447)
                                                                                                                     ===============

   The accompanying notes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS - TENNESSEE TAX-FREE INCOME SERIES
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000

ASSETS:
Investments in securities, at value (Cost: $41,685,427)                                                          $ 40,500,980
Interest receivable                                                                                                   815,135
Receivable from Advisor                                                                                                 4,978
Receivable for fees                                                                                                     1,791
                                                                                                        ----------------------
      Total assets                                                                                                 41,322,884
LIABILITIES:
Cash overdraft                                                                                $ 323,119
Payable for:
   Distributions                                                                                447,989
   Fund shares redeemed                                                                           6,387
   Management fee                                                                                16,610
   Transfer agent                                                                                 4,478
                                                                                      ------------------
      Total liabilities                                                                                               798,583
                                                                                                        ----------------------

NET ASSETS:
Net assets consist of:
Capital                                                                                                          $ 42,388,978
Net accumulated capital gain distributions in excess of realized gains
   on investment transactions                                                                                        (680,230)
Net unrealized depreciation in value of investments                                                                (1,184,447)
                                                                                                        ----------------------
Net assets at value                                                                                              $ 40,524,301
                                                                                                        ======================
NET ASSET VALUE, offering price and redemption price per share
                 ($40,524,301 / 3,928,337 shares outstanding)                                                    $     10.32
                                                                                                        ======================

------------------------------------------------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2000

Net investment income:
      Interest income                                                                                            $  2,372,711
                                                                                                        ----------------------
      Expenses:
         Investment advisory fees                                                                                     210,691
         Transfer agent                                                                                                56,566
         Professional fees                                                                                              5,811
         Trustee fees                                                                                                   4,266
         Other expenses                                                                                                 3,237
                                                                                                        ----------------------
         Total expenses                                                                                               280,571
         Expenses reimbursed by Investment Advisor                                                                    (53,121)
                                                                                                        ----------------------
Net investment income                                                                                               2,145,261
                                                                                                        ----------------------
Realized and unrealized gain on investments
      Net realized loss                                                                                              (571,354)
      Net decrease in unrealized appreciation                                                                      (1,339,328)
                                                                                                        ----------------------
Net realized and unrealized gain on investments                                                                    (1,910,682)
                                                                                                        ----------------------
Net increase in net assets resulting from operations                                                             $    234,579
                                                                                                        ======================

   The accompanying notes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS - TENNESSEE TAX-FREE INCOME SERIES
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED JUNE 30, 2000 AND 1999

                                                                                     2000                 1999
                                                                             -------------------------------------------
Increase in net assets:
   Operations:
      Net investment income                                                           $ 2,145,261           $ 1,944,839
      Net realized loss on investments                                                   (571,354)              (57,095)
      Net decrease in unrealized appreciation                                          (1,339,328)           (1,016,125)
                                                                             -------------------------------------------
   Net increase in net assets resulting from operations                                   234,579               871,619
Distributions to shareholders from:
   Net capital gains                                                                       (6,450)              (45,331)
   Net investment income                                                               (2,145,261)           (1,944,839)
Net fund share transactions                                                            (3,644,942)           18,032,867
                                                                             -------------------------------------------
Total increase (decrease)                                                              (5,562,074)           16,914,316
Net assets:
   Beginning of year                                                                   46,086,375            29,172,059
                                                                             -------------------------------------------
   End of year                                                                       $ 40,524,301          $ 46,086,375
                                                                             ===========================================

------------------------------------------------------------------------------------------------------------------------

     The accompanying notes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS - TENNESSEE TAX-FREE INCOME SERIES
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING

                                                                        For the years ended June 30,
                                                      -----------------------------------------------------------------
                                                          2000         1999         1998         1997       1996 (a)
                                                      -----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                          $10.77       $10.97       $10.53       $10.17       $10.05
                                                      -----------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                      0.53         0.54         0.54         0.54         0.54
   Net gains (losses) on securities
      (both realized and unrealized)                         (0.45)       (0.19)        0.45         0.36         0.12
                                                      -----------------------------------------------------------------
Total from investment operations                              0.08         0.35         0.99         0.90         0.66
LESS DISTRIBUTIONS:
   Distributions (from capital gains)                         0.00        (0.01)       (0.01)          --           --
   Distributions (from net investment income)                (0.53)       (0.54)       (0.54)       (0.54)       (0.54)
                                                      -----------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                $10.32       $10.77       $10.97       $10.53       $10.17
                                                      =================================================================
Total return                                                 0.84%        3.03%        9.57%        8.96%        6.65%
Net assets, end of year (in thousands)                     $40,524      $46,086      $29,172      $13,678       $8,056
Ratio of expenses to average net assets                      0.54%        0.48%        0.44%        0.55%        0.54%
Ratio of net investment income to average net assets         4.97%        4.50%        4.64%        4.92%        4.91%
  After expense reimbursement                                5.09%        4.71%        4.84%        5.15%        5.27%
Portfolio turnover                                           8.80%       14.76%       12.62%        5.14%        9.13%
(a) Audited by other auditors.

DUPREE MUTUAL FUNDS - TENNESSEE TAX-FREE SHORT-TO-MEDIUM SERIES
SCHEDULE OF PORTFOLIO INVESTMENTS
TENNESSEE MUNICIPAL BONDS -- 100%
JUNE 30, 2000

                                                                                     MATURITY
BOND DESCRIPTION                                                        COUPON         DATE      RATING#    PAR VALUE   MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------

INSURED MUNICIPAL REVENUE BONDS
35.06% OF NET ASSETS
Bristol TN Health & Education Facility-Memphis Hospital                  6.300       09/01/2000   Aaa/AAA*  $ 50,000     $ 50,221
Chattanooga-Hamilton TN Hospital Authority-Erlanger Medical              5.100       10/01/2001   Aaa/AAA*    10,000       10,108
Chattanooga-Hamilton TN Hospital Authority-Erlanger Medical              5.125       10/01/2002   Aaa/AAA*    50,000       50,520
Hamilton County TN Industrial Development Lease Revenue                  5.500       09/01/2002   Aaa/AAA*   100,000      101,913
Knox County Utility District Water & Sewer Revenue                       5.250       12/01/2006   Aaa/AAA*   220,000      223,511
LaFollette TN Electric System Revenue                                    5.500       03/01/2001     Aaa      165,000      166,794
Lenoir City TN Electric System Revenue                                   4.450       06/01/2005     Aaa      250,000      245,125
Metropolitan Nashville & Davidson Counties TN  Stadium Project           5.000       07/01/2003   Aaa/AAA*   110,000      110,883
Metropolitan Nashville Airport Revenue                                   6.200       07/01/2002   Aaa/AAA*    25,000       25,584
Metropolitan Nashville Airport Authority TN Airport                      5.000       07/01/2004   Aaa/AAA*   200,000      201,874
Monroe County TN Rural School Refinancing General Obligation             4.500       06/01/2008     Aaa      210,000      202,661
Montgomery County TN General Obligation                                  5.250       05/01/2007     Aaa      400,000      406,396
TN Energy Acquisition Corporation Gas Revenue  Ser:A                     4.750       09/01/2002   Aaa/AAA*   250,000      249,728
Unicoi County TN General Obligation Unlimited                            5.400       04/01/2010   Aaa/AAA*   200,000      203,786
                                                                                                                     -------------
                                                                                                                        2,249,103

HOSPITAL AND HEALTHCARE REVENUE BONDS
22.57% OF NET ASSETS
Chattanooga TN Catholic Health Initiatives  Series A                     5.500       12/01/2006   Aa2/AA*    400,000      409,524
Jackson TN Hospital Refunding & Improvement Revenue                      4.800       04/01/2002    A1/A+*     60,000       60,256
Knox County TN Health Education & Housing Facility Board                 4.600       04/01/2002     Baa      300,000      298,236
Knox County Tn Health Education & Housing Facilities Board               4.750       04/01/2004     Baa1     400,000      388,204
Metropolitan Government Nashville & Davidson Counties TN                 4.300       08/01/2004     AA*      300,000      291,771
                                                                                                                     -------------
                                                                                                                        1,447,991

COUNTY GENERAL OBLIGATION BONDS
15.37% OF NET ASSETS
Cheatham County TN General Obligation                                    4.350       04/01/2004      A3      200,000      196,726
Madison County TN School General Obligation                              6.000       04/01/2001      A1       10,000       10,163
Maury County TN General Obligation Bond                                  4.500       06/01/2001      A1       75,000       75,165
Metropolitan Government Nashville & Davidson County TN  GO               4.600       11/15/2001    Aa/AA*     50,000       50,223
Metropolitan Government Nashville & Davidson County TN                   6.500       09/01/2000    A1/A*      50,000       50,226
Rutherford County TN General Obligation                                  4.750       04/01/2001    Aa/AA*    100,000      100,625
Rutherford County TN Capital Outlay Notes General Obligation             4.700       04/01/2002   Aa/AA-*     45,000       45,298
Shelby County Tn Public Improvement General Obligation                   5.625       06/01/2004   Aa3/AA+*   250,000      257,638
Shelby County Mutli-Family Housing  Cameron Kibry-A  General Obligation  4.700       07/01/2002      A*      200,000      199,734
                                                                                                                     -------------
                                                                                                                          985,796

UNIVERSITY CONSOLIDATED EDUCATION AND BUILDING REVENUE BONDS
7.54% OF NET ASSETS
Metro Government Nashville/Davidson County TN Multi-Family               4.800       01/01/2001     AAA*      50,000       50,224
Metropolitan Government of Nashville & Davidson Counties                 4.500       10/01/2003   Aa3/AA*    100,000       99,247
Shelby County TN Multi-Family Housing   Memphis  Series A                5.000       01/01/2009      A*      240,000      232,886
TN Housing Development Agency Mortgage Finance                           5.300       01/01/2003    A1/A+*    100,000      101,189
                                                                                                                     -------------
                                                                                                                          483,546

PREREFUNDED BONDS
5.19% OF NET ASSETS
Bristol TN Health & Education Facility-Memorial Hospital                 7.000       09/01/2021   Aaa/AAA*   100,000      104,044
Johnson City TN Health & Education Revenue                               6.750       07/01/2006   Aaa/AAA*    20,000       20,948
Memphis TN General Obligation                                            5.600       08/01/2012   Aaa/AAA*   100,000      102,451
Metropolitan Nashville TN Airport Improvement Revenue                    7.750       07/01/2006   Aaa/AAA*   100,000      105,705
                                                                                                                     -------------
                                                                                                                          333,148

     The accompanying notes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS - TENNESSEE TAX-FREE SHORT-TO-MEDIUM SERIES
SCHEDULE OF PORTFOLIO INVESTMENTS
TENNESSEE MUNICIPAL BONDS -- 100%
JUNE 30, 2000

                                                                                     MATURITY
BOND DESCRIPTION                                                        COUPON         DATE      RATING#    PAR VALUE   MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------

PUBLIC FACILITIES REVENUE BONDS
4.09% OF NET ASSETS
Hardeman County TN Correctional Facility Revenue                         7.000       08/01/2005      A*      240,000    $ 262,546
                                                                                                                     -------------
                                                                                                                          262,546

ESCROWED TO MATURITY BONDS
3.82% OF NET ASSETS
Knox County TN 1st Utility District  Water Revenue                       6.000       12/01/2001     Aaa      100,000      102,242
Metro Government Nashville/Davidson County TN  Meharry Med               7.875       12/01/2004     AAA*     130,000      143,000
                                                                                                                     -------------
                                                                                                                          245,242

STATE MORTGAGE REVENUE BONDS
3.09% OF NET ASSETS
TN Housing Development Mortgage Agency  Series A                         5.500       01/01/2005    A1/A+*    195,000      197,946
                                                                                                                     -------------
                                                                                                                          197,946

INDUSTRIAL REVENUE AND POLLUTION CONTROL REVENUE BONDS
2.27% OF NET ASSETS
Bristol TN Industrial Development Board Revenue                          4.800       03/01/2001     AA*       70,000       70,381
Chattanooga TN Industrial Development-F.L.Haney Corporation              6.700       08/15/2000     AAA*      25,000       25,096
Franklin TN Industrial Development Multi-Family Housing                  4.650       10/01/2000   Aaa/AAA*    50,000       50,140
                                                                                                                     -------------
                                                                                                                          145,616

STATE GENERAL OBLIGATION BONDS
1.59% OF NET ASSETS
TN State General Obligation                                              5.000       03/01/2003   Aaa/AA+*   100,000      102,070
                                                                                                                     -------------
                                                                                                                          102,070

LOCAL GENERAL OBLIGATION BONDS
 .86% OF NET ASSETS
Chattanooga TN Refunding General Obligation                              5.000       11/01/2000   A1/AA-*     30,000       30,118
Kingsport TN Water Refunding General Obligation                          5.300       08/01/2000    A1/A+*     25,000       25,034
                                                                                                                     -------------
                                                                                                                           55,152

Total Investments (cost $6,557,218)(a) - 101.44% of Net Assets                                                         $6,508,157
                                                                                                                     =============

          *   Standard and Poor's Corporation
               All other ratings by Moody's Investors Service, Inc.
          NR   Not Rated
          #   Bond ratings are unaudited.

(a)   Represents cost for financial reporting and federal income tax purposes and differs from market value by net unrealized depreciation of securities as follows:
                                                                              Unrealized appreciation                  $    8,397
                                                                              Unrealized depreciation                     (57,458)
                                                                                                                     -------------
                                                                              Net unrealized depreciation              $  (49,061)
                                                                                                                     =============

   The accompanying notes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS - TENNESSEE TAX-FREE SHORT-TO-MEDIUM SERIES
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000

ASSETS:
Investments in securities, at value (Cost: $6,557,218)                                                           $ 6,508,157
Receivable from investments sold                                                                                      51,000
Interest receivable                                                                                                   96,639
                                                                                                       ----------------------
      Total assets                                                                                                 6,655,796
LIABILITIES:
Cash overdraft                                                                               $ 211,840
Payable for:
   Distributions                                                                                22,193
   Management fee                                                                                1,693
   Transfer agent                                                                                  793
   Other fees                                                                                    3,797
                                                                                     ------------------
      Total liabilities                                                                                              240,316
                                                                                                       ----------------------

NET ASSETS:
Capital                                                                                                            6,521,107
Net accumulated realized losses on investment transactions                                                           (56,566)
Net unrealized depreciation in value of investments                                                                  (49,061)
                                                                                                       ----------------------
Net assets at value                                                                                              $ 6,415,480
                                                                                                       ======================
NET ASSET VALUE, offering price and redemption price per share
                 ($6,415,480 /  630,148 shares outstanding)                                                      $     10.18
                                                                                                       ======================

-----------------------------------------------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2000

Net investment income:
      Interest income                                                                                            $   313,019
                                                                                                       ----------------------
      Expenses:
         Investment advisory fees                                                                                     34,421
         Transfer agent                                                                                               10,326
         Professional fees                                                                                             2,434
         Trustee fees                                                                                                    681
         Registration fees                                                                                             3,327
         Other expenses                                                                                                2,511
                                                                                                       ----------------------
         Total expenses                                                                                               53,700
         Expenses reimbursed by Investment Advisor                                                                   (12,785)
                                                                                                       ----------------------
Net investment income                                                                                                272,104
                                                                                                       ----------------------
Realized and unrealized loss on investments
      Net realized loss                                                                                              (36,947)
      Net decrease in unrealized appreciation                                                                        (56,166)
                                                                                                       ----------------------
Net realized and unrealized loss on investments                                                                      (93,113)
                                                                                                       ----------------------
Net increase in net assets resulting from operations                                                             $   178,991
                                                                                                       ======================

   The accompanying notes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS - TENNESSEE TAX-FREE SHORT-TO-MEDIUM SERIES
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED JUNE 30, 2000 AND 1999

                                                                                  2000                 1999
                                                                           ------------------------------------------
Increase in net assets:
   Operations:
      Net investment income                                                          $ 272,104             $ 247,211
      Net realized loss on investments                                                 (36,947)              (14,486)
      Net decrease in unrealized appreciation                                          (56,166)              (69,288)
                                                                           ------------------------------------------
   Net increase in net assets resulting from operations                                178,991               163,437
   Dividends to shareholders from net investment income                               (272,104)             (247,211)
   Net fund share transactions                                                         689,854             1,157,488
                                                                           ------------------------------------------
Total increase                                                                         596,741             1,073,714
Net assets:
   Beginning of year                                                                 5,818,739             4,745,025
                                                                           ------------------------------------------
   End of year                                                                     $ 6,415,480           $ 5,818,739
                                                                           ==========================================

---------------------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS - TENNESSEE TAX-FREE SHORT-TO-MEDIUM SERIES
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding

                                                                                 For the years ended June 30,
                                                               -----------------------------------------------------------------
                                                                   2000         1999         1998         1997       1996(a)
                                                               -----------------------------------------------------------------
Net Asset Value, beginning of year                                   $10.33       $10.44       $10.32       $10.25       $10.20
                                                               -----------------------------------------------------------------
Income From Investment Operations:
   Net investment income                                               0.41         0.39         0.41         0.42         0.42
   Net gains or losses on securities
      (both realized and unrealized)                                  (0.15)       (0.11)        0.12         0.07         0.05
                                                               -----------------------------------------------------------------
Total from investment operations                                       0.26         0.28         0.53         0.49         0.47
Less Distributions:
   Distributions (from net investment income)                         (0.41)       (0.39)       (0.41)       (0.42)       (0.42)
                                                               -----------------------------------------------------------------
Net Asset Value, end of year                                         $10.18       $10.33       $10.44       $10.32       $10.25
                                                               =================================================================
Total return                                                           2.53%        2.67%        5.26%        4.83%        4.62%
Net assets, end of  year (in thousands)                              $6,415       $5,819       $4,745       $2,993       $2,455
Ratio of expenses to average net assets                                0.60%        0.56%        0.51%        0.47%        0.50%
Ratio of net investment income to average net assets                   3.78%        3.52%        3.67%        3.67%        3.36%
  After expense reimbursement                                          3.96%        3.69%        3.97%        4.04%        4.05%
Portfolio turnover                                                    28.67%       81.81%       67.59%       24.49%       23.17%
(a) Audited by other auditors.

DUPREE MUTUAL FUNDS - INTERMEDIATE GOVERNMENT BOND SERIES
SCHEDULE OF PORTFOLIO INVESTMENTS
GOVERNMENT SECURITIES AND AGENCIES BONDS -- 100%
JUNE 30, 2000

                                         MATURITY
BOND DESCRIPTION               COUPON      DATE       RATING#        PAR VALUE         MARKET VALUE
-----------------------------------------------------------------------------------------------------

FEDERAL HOME LOAN BANK
46.35% OF NET ASSETS
Medium Term Note                7.500    10/05/2009  Aaa/AAA*         $1,000,000           $ 971,935
Medium Term Note                7.000    08/15/2014  Aaa/AAA*            500,000             493,295
Medium Term Note                8.000    10/06/2014  Aaa/AAA*          1,040,000           1,010,639
Medium Term Note                7.560    09/01/2004  Aaa/AAA*            150,000             152,721
Medium Term Note                8.170    12/16/2004  Aaa/AAA*          2,000,000           2,084,366
                                                                                 --------------------
                                                                                           4,712,955

FEDERAL NATIONAL MORTGAGE ASSOCIATION
41.13% OF NET ASSETS
Medium Term Note                6.950    11/13/2006  AAA/AAA*          1,105,000           1,071,272
Medium Term Note                7.170    06/26/2007  Aaa/AAA*          1,000,000             972,080
Medium Term Note                6.470    03/13/2008  Aaa/AAA*            250,000             238,730
Medium Term Note                7.280    05/23/2007  Aaa/AAA*          1,000,000             979,568
Medium Term Note                6.160    03/02/2009  Aaa/AAA*          1,000,000             920,185
                                                                                 --------------------
                                                                                           4,181,836

STUDENT LOAN MARKETING ASSOCIATION
9.97% OF NET ASSETS
Medium Term Note                7.300    08/01/2012  Aaa/AAA*          1,000,000           1,013,627
                                                                                 --------------------
                                                                                           1,013,627

FEDERAL HOME LOAN MORTGAGE CORPORATION
2.40% OF NET ASSETS
Medium Term Note                7.225    11/08/2006  Aaa/AAA*            250,000             244,127
                                                                                 --------------------
                                                                                             244,127

Total Investments (cost $10,330,299)(a) - 99.85% of Net Assets                          $ 10,152,544
                                                                                 ====================

          *   Standard and Poor's Corporation
               All other ratings by Moody's Investors Service, Inc.
          NR   Not Rated
          #   Bond ratings are unaudited.

(a) Represents cost for financial reporting and federal income tax purposes and differs from market value by net unrealized depreciation of securities as follows:

                         Unrealized appreciation                                            $ 82,453
                         Unrealized depreciation                                            (260,208)
                                                                                 --------------------
                         Net unrealized depreciation                                      $ (177,755)
                                                                                 ====================

   The accompanying notes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS - INTERMEDIATE GOVERNMENT BOND SERIES
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000

ASSETS:
Investments in securities, at value (Cost: $10,330,299)                                                              $ 10,152,544
Interest receivable                                                                                                       138,905
                                                                                                           -----------------------
      Total assets                                                                                                     10,291,449
LIABILITIES:
Cash overdraft                                                                                    $ 59,830
Payable for:
   Distributions                                                                                    57,045
   Management fee                                                                                    1,674
   Transfer agent                                                                                    1,255
   Other fees                                                                                        4,353
                                                                                       --------------------
      Total liabilities                                                                                                   124,157
                                                                                                           -----------------------

NET ASSETS:
Capital                                                                                                                11,345,433
Net accumulated realized losses on investment transactions                                                             (1,000,386)
Net unrealized depreciation in value of investments                                                                      (177,755)
                                                                                                           -----------------------
Net assets at value                                                                                                  $ 10,167,292
                                                                                                           =======================
NET ASSET VALUE, offering price and redemption price per share
                 ($10,167,292 / 1,077,955 shares outstanding)                                                        $       9.43
                                                                                                           =======================

----------------------------------------------------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2000

Net investment income:
      Interest income                                                                                                $    779,107
                                                                                                           -----------------------
      Expenses:
         Investment advisory fees                                                                                          21,535
         Transfer agent                                                                                                    16,151
         Professional fees                                                                                                  2,723
         Trustee fees                                                                                                       1,083
         Other expenses                                                                                                     2,431
                                                                                                           -----------------------
         Total expenses                                                                                                    43,923
                                                                                                           -----------------------
Net investment income                                                                                                     735,184
                                                                                                           -----------------------
Realized and unrealized gain on investments
      Net realized loss                                                                                                  (248,412)
      Net increase in unrealized depreciation                                                                            (106,164)
                                                                                                           -----------------------
Net realized and unrealized loss on investments                                                                          (354,576)
                                                                                                           -----------------------
Net increase in net assets resulting from operations                                                                 $   380,608
                                                                                                           =======================

   The accompanying notes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS - INTERMEDIATE GOVERNMENT BOND SERIES
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED JUNE 30, 2000 AND 1999

                                                                                       2000                1999
                                                                               ----------------------------------------
Increase in net assets:
   Operations:
      Net investment income                                                            $    735,184       $    671,312
      Net realized gain (loss) on investments                                              (248,412)            23,592
      Net decrease in unrealized appreciation                                              (106,164)          (498,462)
                                                                               ----------------------------------------
   Net increase in net assets resulting from operations                                     380,608            196,442
   Distributions to shareholders from net investment income                                (735,184)          (671,312)
   Net fund share transactions                                                             (256,329)         1,656,961
                                                                               ----------------------------------------
Total increase (decrease)                                                                  (610,905)         1,182,091
Net assets:
   Beginning of year                                                                     10,778,197          9,596,106
                                                                               ----------------------------------------
   End of year                                                                         $ 10,167,292       $ 10,778,197
                                                                               ========================================

-----------------------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS - INTERMEDIATE GOVERNMENT BOND SERIES
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING

                                                                                   For the years ended June 30,
                                                                   -------------------------------------------------------------
                                                                      2000        1999         1998        1997       1996(a)
                                                                   -------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                       $9.73      $10.14        $9.89       $9.85      $10.15
                                                                   -------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                                  0.65        0.64         0.66        0.72        0.72
   Net gains or losses on securities
      (both realized and unrealized)                                     (0.30)      (0.41)        0.25        0.04       (0.30)
                                                                   -------------------------------------------------------------
Total from investment operations                                          0.35        0.23         0.91        0.76        0.42
LESS DISTRIBUTIONS:
   Distributions (from net investment income)                            (0.65)      (0.64)       (0.66)      (0.72)      (0.72)
                                                                   -------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                             $9.43       $9.73       $10.14       $9.89       $9.85
                                                                   =============================================================
Total return                                                              3.76%       2.21%        9.47%       7.95%       4.15%
Net assets, end of year (in thousands)                                 $10,167     $10,778       $9,596      $8,288      $7,765
Ratio of expenses to average net assets                                   0.41%       0.49%        0.53%       0.50%       0.40%
Ratio of net investment income to average net assets                      6.83%       6.32%        6.57%       7.20%       6.89%
Portfolio turnover                                                       33.35%      24.04%       23.49%      40.86%      33.89%
(a) Audited by other auditors.

DUPREE MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2000

1.     SIGNIFICANT ACCOUNTING POLICIES

       Dupree Mutual Funds is registered under the Investment Company Act of 1940, as amended, as a no-load, open-end investment company. The Declaration of Trust of Dupree Mutual Funds (the "Trust") permits the Trustees to create an unlimited number of series of investment portfolios (each a "Fund" and collectively the "Funds") and with respect to each series to issue an unlimited number of full or fractional shares of a single class. The Trust currently offers nine series:

              the Alabama Tax-Free Income Series, a non-diversified portfolio,

              the Kentucky Tax-Free Income Series, a diversified portfolio, the Kentucky Tax-Free Short-to-Medium Series, a non-diversified portfolio,

              the Mississippi Tax-Free Income Series, a non-diversified
                portfolio,

              the North Carolina Tax-Free Income Series, a non-diversified portfolio,
              the North Carolina Tax-Free Short-to-Medium Series, a
                non-diversified portfolio,

              the Tennessee Tax-Free Income Series, a diversified portfolio, the Tennessee Tax-Free Short-to-Medium Series, a non-diversified portfolio, and

              the Intermediate Government Bond Series, a non-diversified portfolio.

       The investment strategy of the eight state tax-free funds is to maintain 100% of their investments in Alabama, Kentucky, Mississippi, North Carolina or Tennessee municipal securities.

       The Intermediate Government Bond Series' investment strategy is to invest only in obligations of the U.S. Treasury and Agencies of the U.S. Government. The Intermediate Government Bond Series will buy bonds and notes that will maintain an average maturity of no more than ten years.

       The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

       A.     SECURITY VALUATION
              Securities are valued by using market quotation or obtained from yield data relating to instruments or securities with similar characteristics as determined in good faith under the direction of the Funds' Board of Trustees.

       B.     SECURITY TRANSACTIONS
              Security transactions are accounted for on a trade date basis. Gains and losses on securities sold are determined on an identified cost basis.

       C.     SECURITY INCOME
              Interest income, which includes the amortization of premiums and the accretion of original issue discounts for financial and tax reporting purposes, is recorded on the accrual basis.

DUPREE MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2000

1.     SIGNIFICANT  ACCOUNTING POLICIES, CONTINUED:

       D.     FEDERAL INCOME TAXES
              Each of the Funds is a separate entity for federal income tax purposes. It is each Fund's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code (the "code") applicable to regulated investment companies, including the distribution of all taxable income to their shareholders. The Funds have met the requirements of the code applicable to regulated investment companies for the year ended June 30, 2000. Therefore, no federal income tax provision is required.

       E.     DISTRIBUTIONS
              All of the net investment income of the Funds is declared as a dividend to shareholders of record as of the close of business each day. Distributions to be paid are payable in cash or in additional shares at the net asset value on the payable date. Distributions are payable:

              MONTHLY for:    the Kentucky Tax-Free Short-to-Medium Series, and
                              the North Carolina Tax-Free Short-to-Medium
                                Series, and
                              the Tennessee Tax-Free Short-to-Medium Series,
                                and
                              the Intermediate Government Bond Series, and

              QUARTERLY for:  the Alabama Tax-Free Income Series, and
                              the Kentucky Tax-Free Income Series, and the Mississippi Tax-Free Income Series, and the North Carolina Tax-Free Income Series, and the Tennessee Tax-Free Income Series

               Timing differences relating to shareholder distributions are reflected in the components of net assets and permanent book and tax basis differences relating to shareholder distributions have been reclassified to capital.

       F.     ESTIMATES
              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates.

2.     INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

       The Trustees of the Trust consist of seven individuals, four of whom are not "interested persons" of the Trust as defined in the Investment Company Act of 1940. Three of the Trust's trustees are "interested persons" of the Trust's Investment Advisor and of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 by virtue of their officership, directorship and/or employment with Dupree & Company, Inc.

       The Funds have a contractual agreement with Star Bank, N.A. whereby the bank will provide certain custodial services for $1.00 per year.

       Subject to the direction of the Trustees, Dupree & Company, Inc. is responsible for the management of the Funds' portfolios. The compensation paid to Dupree & Company, Inc. pursuant to the Investment Advisory Agreements is a percentage of the daily net assets of each series (determined separately) as follows:

DUPREE MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2000

2.     INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES,
       CONTINUED:


       RANGE OF NET ASSETS                                                       $100,000,001-
                                                          $0-$100,000,000        $150,000,000       $150,000,001+
       Alabama Tax-Free Income Series                        .50 of 1%             .45 of 1%          .40 of 1%
       Kentucky Tax-Free Income Series                       .50 of 1%             .45 of 1%          .40 of 1%
       Kentucky Tax-Free Short-to-Medium Series              .50 of 1%             .45 of 1%          .40 of 1%
       Mississippi Tax-Free Income Series                    .50 of 1%             .45 of 1%          .40 of 1%
       North Carolina Tax-Free Income Series                 .50 of 1%             .45 of 1%          .40 of 1%
       North Carolina Tax-Free Short-to-Medium Series        .50 of 1%             .45 of 1%          .40 of 1%
       Tennessee Tax-Free Income Series                      .50 of 1%             .45 of 1%          .40 of 1%
       Tennessee Tax-Free Short-to-Medium Series             .50 of 1%             .45 of 1%          .40 of 1%
       Intermediate Government Bond Series                   .20 of 1%             .20 of 1%          .20 of 1%

       However, the advisor may voluntarily waive or refund investment advisory fees payable to it under the Investment Advisory Agreement with each Fund, and assume and pay other operating expenses.

       For the period ended June 30, 2000 investment advisory fees for:

       the Alabama Tax-Free Income Series totaled $442; however, Dupree & Company, Inc. voluntarily refunded fees and reimbursed expenses totaling $2,465 in accordance with the investment advisory agreement, the Mississippi Tax-Free Income Series totaled $431; however, Dupree & Company, Inc. voluntarily refunded fees and reimbursed expenses totaling $2,461 in accordance with the investment advisory agreement, the North Carolina Tax-Free Income Series totaled $100,495; however, Dupree & Company, Inc. voluntarily refunded fees and reimbursed expenses totaling $33,574 in accordance with the investment advisory agreement, the North Carolina Tax-Free Short-to-Medium Series totaled $21,772; however, Dupree & Company, Inc. voluntarily refunded fees and reimbursed expenses totaling $13,930 in accordance with the investment advisory agreement, the Tennessee Tax-Free Income Series totaled $210,691; however, Dupree & Company, Inc. voluntarily refunded fees and reimbursed expenses totaling $53,121 in accordance with the investment advisory agreement, the Tennessee Tax-Free Short-to-Medium Series totaled $34,421; however, Dupree & Company, Inc. voluntarily refunded fees and reimbursed expenses totaling $12,785 in accordance with the investment advisory agreement, and

       In addition, each Fund has entered into a shareholder service agreement with Dupree & Company, Inc., the Funds' Transfer Agent. The agreement provides for a fee computed on the average daily net asset value at the annual rate of .15% on the first $20,000,000 of average net assets and .12% of all amounts in excess of $20,000,000 of average net assets.

DUPREE MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2000

3.     PURCHASES AND SALES OF SECURITIES

       During the period, the cost of purchases and the proceeds from sales of securities for each Series were as follows:

                                                                          Purchases            Sales/Calls
                                                                          ---------            -----------
       Alabama Tax-Free Income Series                                     $    215,183        $          0
       Kentucky Tax-Free Income Series                                      70,729,343          65,877,319
       Kentucky Tax-Free Short-to-Medium Series                             16,732,365          22,804,306
       Mississippi Tax-Free Income Series                                      222,350                   0
       North Carolina Tax-Free Income Series                                 6,329,204           3,234,274
       North Carolina Tax-Free Short-to-Medium Series                        1,298,369           1,101,344
       Tennessee Tax-Free Income Series                                      3,695,516           6,589,503
       Tennessee Tax-Free Short-to-Medium Series                             2,951,065           1,931,098
       Intermediate Government Bond Series                                   3,579,517           3,933,500

4.     CAPITAL SHARES

       At June 30, 2000, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

-----------------------------------------------------------------------------------------------------------------------
ALABAMA TAX-FREE INCOME SERIES                            YEAR ENDED JUNE 30, 2000          YEAR ENDED JUNE 30, 1999
-----------------------------------------------------------------------------------------------------------------------
                                                           SHARES           AMOUNT            SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------------------
SHARES SOLD                                                37,521         $ 378,504                 0             $ 0
-----------------------------------------------------------------------------------------------------------------------
SHARES ISSUED FOR REINVESTMENT FROM
NET INVESTMENT INCOME                                         168             1,710                 0               0
-----------------------------------------------------------------------------------------------------------------------
SHARES REDEEMED                                           (16,173)         (164,411)                0               0
-----------------------------------------------------------------------------------------------------------------------
NET INCREASE                                               21,516          $215,803                 0              $0
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
KENTUCKY TAX-FREE INCOME SERIES                           YEAR ENDED JUNE 30, 2000          YEAR ENDED JUNE 30, 1999
-----------------------------------------------------------------------------------------------------------------------
                                                           SHARES           AMOUNT            SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------------------
SHARES SOLD                                             9,059,536       $65,847,552        12,037,741    $ 92,522,784
-----------------------------------------------------------------------------------------------------------------------
SHARES ISSUED FOR REINVESTMENT FROM
NET INVESTMENT INCOME                                   1,722,788        12,625,387         1,497,738      11,537,082
-----------------------------------------------------------------------------------------------------------------------
SHARES REDEEMED                                        (9,627,903)      (69,757,756)       (5,684,458)    (43,600,775)
-----------------------------------------------------------------------------------------------------------------------
NET INCREASE                                            1,154,421        $8,715,183         7,851,021     $60,459,091
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
KENTUCKY TAX-FREE
SHORT-TO-MEDIUM SERIES                                    YEAR ENDED JUNE 30, 2000          YEAR ENDED JUNE 30, 1999
-----------------------------------------------------------------------------------------------------------------------
                                                           SHARES           AMOUNT            SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------------------
SHARES SOLD                                             5,370,435       $27,545,060         6,072,689    $ 32,118,854
-----------------------------------------------------------------------------------------------------------------------
SHARES ISSUED FOR REINVESTMENT FROM
NET INVESTMENT INCOME                                     313,257         1,608,716           320,987       1,698,602
-----------------------------------------------------------------------------------------------------------------------
SHARES REDEEMED                                        (6,915,284)      (35,472,536)       (5,379,335)    (28,432,548)
-----------------------------------------------------------------------------------------------------------------------
NET DECREASE                                           (1,231,592)      ($6,318,760)        1,014,341      $5,384,908
-----------------------------------------------------------------------------------------------------------------------

DUPREE MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2000

4.     CAPITAL SHARES, CONTINUED:

-----------------------------------------------------------------------------------------------------------------------
MISSISSIPPI TAX-FREE
INCOME SERIES                                      YEAR ENDED JUNE 30, 2000            YEAR ENDED JUNE 30, 1999
-----------------------------------------------------------------------------------------------------------------------
                                                       SHARES           AMOUNT            SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------------------
SHARES SOLD                                                33,399         $ 335,828                 0              $0
-----------------------------------------------------------------------------------------------------------------------
SHARES ISSUED FOR REINVESTMENT FROM
NET INVESTMENT INCOME                                         179             1,827                 0               0
-----------------------------------------------------------------------------------------------------------------------
SHARES REDEEMED                                           (10,544)         (106,203)                0               0
-----------------------------------------------------------------------------------------------------------------------
NET INCREASE                                               23,034          $231,452                 0              $0
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
NORTH CAROLINA TAX-FREE
INCOME SERIES                                      YEAR ENDED JUNE 30, 2000            YEAR ENDED JUNE 30, 1999
-------------------------------------------------- --------------------------------- ---------------------------------
                                                       SHARES           AMOUNT            SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------------------
SHARES SOLD                                               817,085       $ 8,330,950         1,056,498    $ 11,551,644
-----------------------------------------------------------------------------------------------------------------------
SHARES ISSUED FOR REINVESTMENT FROM
NET INVESTMENT INCOME                                      64,143           663,502            35,760         391,836
-----------------------------------------------------------------------------------------------------------------------
SHARES ISSUED FOR REINVESTMENT FROM
CAPITAL GAINS                                               2,342            23,908               533           5,859
-----------------------------------------------------------------------------------------------------------------------
SHARES REDEEMED                                          (595,732)       (6,081,079)         (175,335)     (1,918,344)
-----------------------------------------------------------------------------------------------------------------------
NET INCREASE                                              287,838        $2,937,281           917,456     $10,030,995
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
NORTH CAROLINA TAX-FREE
SHORT-TO-MEDIUM SERIES                             YEAR ENDED JUNE 30, 2000            YEAR ENDED JUNE 30, 1999
-----------------------------------------------------------------------------------------------------------------------
                                                       SHARES           AMOUNT            SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------------------
SHARES SOLD                                               415,570       $ 4,161,326           308,018     $ 3,155,669
-----------------------------------------------------------------------------------------------------------------------
SHARES ISSUED FOR REINVESTMENT FROM
NET INVESTMENT INCOME                                      15,153           151,679             8,750          89,774
-----------------------------------------------------------------------------------------------------------------------
SHARES REDEEMED                                          (393,607)       (3,938,345)         (140,946)     (1,443,301)
-----------------------------------------------------------------------------------------------------------------------
NET INCREASE                                               37,116          $374,660           175,822      $1,802,142
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
TENNESSEE TAX-FREE INCOME SERIES                   YEAR ENDED JUNE 30, 2000            YEAR ENDED JUNE 30, 1999
-----------------------------------------------------------------------------------------------------------------------
                                                        SHARES           AMOUNT           SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------------------
SHARES SOLD                                             1,196,422      $ 12,435,654         2,393,811    $ 26,549,094
-----------------------------------------------------------------------------------------------------------------------
SHARES ISSUED FOR REINVESTMENT FROM
NET INVESTMENT INCOME                                     105,725         1,109,946            69,683         773,724
-----------------------------------------------------------------------------------------------------------------------
SHARES ISSUED FOR REINVESTMENT FROM
CAPITAL GAINS                                                 483             5,010             3,050          33,982
-----------------------------------------------------------------------------------------------------------------------
SHARES REDEEMED                                        (1,653,436)      (17,195,552)         (846,081)     (9,323,933)
-----------------------------------------------------------------------------------------------------------------------
NET DECREASE                                             (350,806)      ($3,644,942)        1,620,463     $18,032,867
-----------------------------------------------------------------------------------------------------------------------

DUPREE MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2000

4.     CAPITAL SHARES, CONTINUED:

-----------------------------------------------------------------------------------------------------------------------
TENNESSEE TAX-FREE
SHORT-TO-MEDIUM SERIES                                YEAR ENDED JUNE 30, 2000          YEAR ENDED JUNE 30, 1999
-----------------------------------------------------------------------------------------------------------------------
                                                         SHARES           AMOUNT            SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------------------
SHARES SOLD                                               787,419       $ 8,068,503           744,695     $ 7,803,486
-----------------------------------------------------------------------------------------------------------------------
SHARES ISSUED FOR REINVESTMENT FROM
NET INVESTMENT INCOME                                      18,524           189,807            15,072         157,957
-----------------------------------------------------------------------------------------------------------------------
SHARES REDEEMED                                          (738,944)       (7,568,456)         (650,969)     (6,803,955)
-----------------------------------------------------------------------------------------------------------------------
NET INCREASE                                               66,999          $689,854           108,798      $1,157,488
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND
SERIES                                                YEAR ENDED JUNE 30, 2000          YEAR ENDED JUNE 30, 1999
-----------------------------------------------------------------------------------------------------------------------
                                                         SHARES           AMOUNT            SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------------------
SHARES SOLD                                               187,444       $ 1,786,093           382,007     $ 3,884,292
-----------------------------------------------------------------------------------------------------------------------
SHARES ISSUED FOR REINVESTMENT FROM
NET INVESTMENT INCOME                                      50,182           476,716            42,147         428,535
-----------------------------------------------------------------------------------------------------------------------
SHARES REDEEMED                                          (267,689)       (2,519,138)         (262,548)     (2,655,866)
-----------------------------------------------------------------------------------------------------------------------
NET DECREASE                                              (30,063)        ($256,329)           161,606     $1,656,961
-----------------------------------------------------------------------------------------------------------------------

DUPREE MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2000

5.  FEDERAL INCOME TAXES

    At June 30, 2000 the Kentucky Tax-Free Income Series, the Kentucky Tax-Free Short-to-Medium Series, the North Carolina Tax-Free Income Series, the North Carolina Tax-Free Short-to-Medium Series, the Tennessee Tax-Free Short-to-Medium Series and the Intermediate Government Bond Series have capital loss carry forwards which are available to offset future capital gains, if any. The capital loss carry forwards expire as follows:

                                      KY                         NC                      TN
                        KY         Tax-Free         NC        Tax-Free       TN       Tax-Free     Intermediate
                     Tax-Free      Short-to      Tax-Free     Short-to    Tax-Free    Short-to      Government
                      Income        Medium        Income       Medium      Income      Medium          Bond
                      Series        Series        Series       Series      Series      Series         Series

          2003          $131,372      $344,195  $   ---       $   ---      $ ---   $    ---         $664,593
          2004           ---            10,144      ---           1,436      ---          807         87,381
          2005           ---           188,198      ---           1,015      ---        1,660        ---
          2006           ---            73,155      ---             804      ---        2,666        ---
          2007           ---           ---          ---           ---        ---        ---          ---
          2008           686,889       135,232     95,859         6,858     276,976    21,890       209,853
                    ---------------------------------------------------------------------------------------------

Net accumulated
realized losses         $818,261      $750,924    $95,859       $10,113    $276,976   $27,023      $961,827
                    ==============================================================================================

       The amount of long-term capital gains paid for the fiscal year ended June 30, 2000 were as follows:

         Tennessee Tax-Free Income Series                        $    122
         North Carolina Tax-Free Income Series                   $ 30,111

       For the year ended June 30, 2000, all of the distributions made from net investment income of the Dupree municipal bond funds are tax-exempt for federal income tax purposes.

Capital losses incurred after October 31 ("Post-October" losses) within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. The Funds incurred and will elect to defer net capital losses during fiscal 2000 as follows:

            KY Tax-Free    KY Tax-Free    NC Tax-Free    NC Tax-Free       TN Tax-      TN Tax-Free    Intermediate
           Income Series  Short-to-Medium    Income     Short-to-Medium     Free       Short-to-Medium Government
                              Series         Series         Series         Income          Series      Bond Series
                                                                           Series

            $2,253,761        $280,543       $22,584         $22,225       $403,254         $29,543       $38,559

To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

DUPREE MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2000

6.     LINE OF CREDIT AGREEMENT

       Under the terms of an agreement with Star Bank, N.A., principal amounts up to 5% of a Fund's net assets are available on an uncommitted line of credit. The principal amounts borrowed are due on demand. Interest will be payable based on the prime rate of the bank (9.50% at June 30, 2000). Securities with a minimum value of three times the loan proceeds will be assigned as collateral until the balance of the note and unpaid interest is paid in full and terminated. Debt covenants, among others, require the Funds to:

              - Provide the lender with the Funds' annual report
              - Comply with all agreements with the lender and with applicable laws and regulations
              - Maintain appropriate insurance coverage

       No borrowings were outstanding nor was the line of credit drawn on during the fiscal year 2000.

                         Report of Independent Auditors

The Board of Trustees and Shareholders
Dupree Mutual Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Dupree Mutual Funds (comprised of Alabama Tax-Free Income Series, Kentucky Tax-Free Income Series, Kentucky Tax-Free Short-to-Medium Series, Mississippi Tax-Free Series, North Carolina Tax-Free Income Series, North Carolina Tax-Free Short-to-Medium Series, Tennessee Tax-Free Income Series, Tennessee Tax-Free Short-to-Medium Series and Intermediate Government Bond Series) (the Funds) as of June 30, 2000, the related statements of operations for the period then ended, the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective series comprising Dupree Mutual Funds at June 30, 2000, the results of their operations for the period then ended, the changes in their net assets and their financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

                                             /s/ Ernst & Young LLP

Cincinnati, Ohio
August 1, 2000

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Fayette and State of Kentucky on the this 10th day of October, 2000.


                              DUPREE MUTUAL FUNDS

                              By s/ Thomas P. Dupree, Sr.
                                 -------------------------
                                 Thomas P. Dupree, Sr.
                                 President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 41 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

     Signatures                         Title                          Date
     ----------                         -----                          ----

s/ Thomas P. Dupree, Sr.   President (Principal Executive Officer)   10-10-00
-------------------------  and Trustee                               --------

s/ Michelle M. Dragoo      Vice President, Secretary, and Treasurer  10-10-00
-------------------------                                            --------

s/ William T. Griggs II    Vice President, Assistant Secretary and   10-10-00
-------------------------  Trustee                                   --------

s/ William A. Combs, Jr.   Trustee                                   10-10-00
-------------------------                                            --------

                           Trustee
-------------------------                                            --------
J. William Howerton

s/ William S. Patterson    Trustee                                   10-10-00
-------------------------                                            --------

s/ Lucy A. Breathitt       Trustee
-------------------------                                            --------

                               DUPREE MUTUAL FUNDS

                        POST-EFFECTIVE ADMENTMENT NO. 41


PART C of Form N-1A
(A) The Declaration of Trust, including previous amendments is incorporated by reference from Post Effective Amendment No. 39 and 40.
(B)      Bylaws is incorporated by reference from Post Effective Amendment No.
         39
(C) The Certificates of Beneficial Interest are incorporated by reference from Post effective amendments 39 and 40
(D) The Investment Advisory Contracts are incorporated by reference from Post effective amendments 39 and 40
(E)      NA
(F)      NA
(G) Custodian Agreement is incorporated by reference from Post Effective Amendments 39 and 40
(H) Transfer Agent Agreement is incorporated by reference from Post Effective Amendments 39
(I)      Legal Opinion
(J)      Consent of Independent Accountants
(K)      Schedule for computation of each performance quotation shown at
         "How to Compute Our Yields" in Statement of Additional Information
(L)      NA
(M)      NA
(N)      NA
(O)      NA
(P)      Code of Ethics for the investment advisor and the fund are included herein
Item 24. Persons Controlled by or under Common control with Registrant Inapplicable
Item 25. Indemnification
         Inapplicable
Item 26. Business and Other Connections of Investment Adviser
         The Registrant's Investment Adviser, Dupree & Company, Inc., is a Kentucky Corporation located at 125 South Mill Street, Suite 100, Lexington, Kentucky 40507, and it serves as the Transfer Agent for the Registrant. Thomas P. Dupree, is the Chairman of the Board of Dupree & Company, Inc., and President of the Registrant. William T. Griggs, II is President of Dupree & Company, Inc. and Vice President and Assistant Secretary for the Registrant. Michelle M. Dragoo is Vice President, Secretary, Treasurer of Dupree & Company, Inc. and the Registrant.
Item 27. Principal Underwriters
         Inapplicable
Item 28. Location of Accounts and Records
         Registrant's Transfer Agent and Dividend Disbursing Agent is Dupree & Company, Inc., 125 South Mill Street, Vine Center, Lexington, Kentucky 40507
Item 29. Management Services
         Described in parts A and B
Item 30. Undertakings
         None

                               DUPREE MUTUAL FUNDS

                                    EXHIBITS

                                       TO

                         POST-EFFECTIVE AMENDMENT NO 41

                                       TO

                        FORM N-1A REGISTRATION STATEMENT

                                      UNDER

                             SECURITIES ACT OF 1933

                                       AND

                         INVESTMENT COMPANY ACT OF 1940

                                 DARSIE & ELSTE
                                ATTORNEYS AT LAW
                                 P.O. Box 22219
                            LEXINGTON, KENTUCKY 40522
                                 (859) 873 3766
GAY M. ELSTE                                                 JOHN C. DARSIE, JR.
                                                                     (1936-1994)
                                             October 10, 2000

Dupree Mutual Funds
P.O. Box 1149
Lexington, KY 40588-1149

Dear Ladies and Gentlemen:

         Dupree Mutual Funds (the "Trust") is filing with the Securities and Exchange Commission Post Effective Amendment No. 41 to the Registration Statement filed under the Securities Act of 1933 (File No. 2-64233) and Amendment No. 42 to the Registration Statement filed under the Investment Company Act of 1940 (File No. 811-2918).

         As current counsel to the Trust, this firm has participated in various proceedings relating to the Trust and its predecessor. The undersigned has examined documents, including the Trust's Declaration of Trust, amendments thereto, its Bylaw and minutes.

         Based on the foregoing, it is my opinion that:

         1. The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Kentucky;

         2. The Trust is authorized to issue an unlimited number of shares of beneficial interest in the eleven series, known as Alabama Tax-Free Income Series, Alabama Short-to-Medium Series, Kentucky Tax-Free Income Series, Kentucky Tax-Free Short to Medium Series, Intermediate Government Bond Series, Mississippi Tax-Free Income Series, Mississippi Tax-Free Short-to-Medium Series, North Carolina Tax-Free Income Series, North Carolina Tax-Free Short to Medium Series, Tennessee Tax-Free Income Series, and Tennessee Tax-Free Short to Medium Series. In accordance with the applicable provisions of Kentucky law and the Trust's Declaration of Trust, shares which are issued and subsequently redeemed by the Trust may be held as Treasury shares, reissued or canceled as determined by the Trustees of the Trust; and

         3. Subject to the filing of Annual Rule 24f-2 Notices to register shares sold during each preceding fiscal year, the shares which are issued by the Trust are legally issued and outstanding and fully paid and non-assessable.

         I hereby consent to the filing of this opinion with the Securities and Exchange Commission as a part of Post-Effective Amendment 41, Amendment 42.

                                                      Yours very truly,

                                                      DARSIE & ELSTE


                                                      By________________________

GME:bh

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the references to our firm under the captions "Financial Highlights" and "Independent Auditors" in the prospectus and under the caption "Other Services" in the Statement of Additional Information, both included in Post-Effective Amendment No. 41 to the Registration Statement (Form N-1A No. 2-64233) of Dupree Mutual Funds and to the use of our report dated August 1, 2000, incorporated therein.





                                                    ERNST & YOUNG LLP

Cincinnati, Ohio
October 6, 2000

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.

Interest earned is determined by computing yield to maturity on each obligation held by the fund during the period and is based on the market value of the obligation plus accrued interest at the close of business on each day during the thirty-day period. Daily interest income for premium obligations is calculated using the daily yield to maturity rate applied to market value plus accrued interest of the obligations. For discount bonds, other than original issue discounts, the coupon rate is used instead of the yield to maturity rate and the par value of the obligation plus accrued interest is used instead of market value.

At June 30, 2000, the yield for the Kentucky Tax-Free Income Series was 4.42% and was calculated as follows:

                  YIELD=
                                    2[ ((a-b divided by cd) +1) to the 6th power - 1 ]

                  Where:            a =     Interest earned during the period. Interest earned during the 30-day period ended was $1,726,867.76.

                                    b =     Expenses accrued for the period: $206,328.76

                                    c =     The average daily number of shares outstanding during the period that were entitled to receive dividends: 57,675,904.688

                                    d =     The maximum offering price per share on the last day of the period,
                                            June 30, 2000: $7.22

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.

At June 30, 2000, the yield for the Kentucky Tax-Free Income Series was 5.23% and was calculated as follows:

                  YIELD=

                                            2[ ((a-b divided by cd) +1) to the 6th power - 1 ]


                  Where:            a =     Interest earned during the period. Interest earned during the 30-day period ended was $1,785,640.56

                                    b =     Expenses accrued for the period: $206,328.76

                                    c =     The average daily number of shares outstanding during the period that were entitled to receive dividends: 57,675,904.688

                                    d =     The maximum offering price per share on the last day of the period,
                                            June 30, 2000: $7.22.

                                   EXHIBIT 16

The average annual total return for the Kentucky Tax-Free Income Series for the one-year period ended June 30, 2000, was 1.78% and was calculated as follows:


                                            P(1 + T) to the power of n  = ERV



                  Where:            P =     a hypothetical initial payment of $1,000

                                    T =     average annual total return

                                    n =     number of years - 1

                                    ERV =   The redeemable value of the initial hypothetical $1,000 payment made at the beginning of the one-year period: $1,017.47

The average annual total return for the Kentucky Tax-Free Income Series for the period July 1, 1995 to June 30, 2000, was 5.08% and for the period July 1, 1990 to June 30, 2000, was 6.44%. The average annual total return for each of these periods was calculated in a manner similar to that described.

The ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-year period was calculated as follows:

Step 1 - Initial investment ($1,000) divided by beginning Net Asset Value per share ($7.47) equals initial number of shares (133.869 shares).

Step 2 - Convert initial shares to ending shares assuming timely reinvested distributions. Initial shares of 133.869 plus incremental number of shares of 7.055 equals 140.924 ending shares.

Step 3 - Determine value of ending shares. Number of ending shares times ending Net Asset Value per share equals ending value. (140.924 shares x $7.22 = $1,017.47)

The above calculation assumes that all distributions are reinvested on the payment date at the then current net asset value per share. The resulting calculation of reinvested shares for the one-year period ending June 30, 2000 was as follows:

Payable             Total                                                      Cumulative
Reinvestment        Quarterly                Reinvestment                      Incremental
Date                Dividend                 Price                             Shares
----                --------                 -----                             ------

06/30/99                                     7.47
09/30/99           .0940892                  7.35                               1.713
12/31/99           .09450131                 7.24                               3.483
03/31/00           .09346145                 7.26                               5.252
06/30/00           .09360798                 7.22                               7.055

COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.

June 30, 2000, the tax equivalent yield for the Kentucky Tax-Free Income Series was 6.78% (based on a tax rate of 28%) and was calculated as follows:


Tax Equivalent Yield =

                                    [A  divided by  (1 - B)  ] + C


                  Where:            A =     The part of the series yield that is tax-exempt: 4.42%

                                    B =     Stated tax rate:  28%

                                    C =     That part of the series yield that is not tax-exempt:  0.

COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.

June 30, 2000, the tax equivalent yield for the Kentucky Tax-Free Income Series was 7.98% (based on a tax rate of 28%) and was calculated as follows:


Tax Equivalent Yield =

                                    [A  divided by  (1 - B)  ] + C


                  Where:            A =     The part of the series yield that is tax-exempt: 5.23%

                                    B =     Stated tax rate:  28%

                                    C =     That part of the series yield that is not tax-exempt:  0.

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.

Interest earned is determined by computing yield to maturity on each obligation held by the fund during the period and is based on the market value of the obligation plus accrued interest at the close of business on each day during the thirty-day period. Daily interest income for premium obligations is calculated using the daily yield to maturity rate applied to market value plus accrued interest of the obligations. For discount bonds, other than original issue discounts, the coupon rate is used instead of the yield to maturity rate and the par value of the obligation plus accrued interest is used instead of market value.

At June 30, 2000, the yield for the Kentucky Tax-Free Short-to-Medium Series was 3.31% and was calculated as follows:

                  YIELD =

                                            2[ ((a-b divided by cd) +1) to the 6th power - 1 ]



                  Where:            a =     Interest earned during the period. Interest earned during the 30-day period ended was $172,474.99

                                    b =     Expenses accrued for the period: $29,354.00

                                    c =     The average daily number of shares outstanding  during the period that were entitled to receive dividends: 10,268,263.805

                                    d =     The  maximum offering price per share on the last day of the  period,
                                            June 30, 2000: $5.09

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.

At June 30, 2000, the yield for the Kentucky Tax-Free Short-to-Medium Series was 4.54% and was calculated as follows:

                  YIELD =

                                            2[ ((a-b divided by cd)  +1) to the 6th power - 1 ]



                  Where:            a =     Interest earned during the period. Interest earned during the 30-day period ended was $191,427.14

                                    b =     Expenses accrued for the period: $29,354.00

                                    c =     The average daily number of shares outstanding during the period that were entitled to receive dividends: 10,268,263.805

                                    d =     The  maximum offering price per share on the last day of the period,
                                            June 30, 2000: $5.09

                                   EXHIBIT 16

The average annual total return for the Kentucky Tax-Free Short-to-Medium Series for the one-year period ended June 30, 2000, was 1.95% and was calculated as follows:


                                            P(1 + T) to the power of n = ERV


                  Where:            P =     a hypothetical initial payment of $1,000

                                    T =     average annual total return

                                    n =     number of years - 1

                                    ERV =   The redeemable value of the initial hypothetical $1,000 payment made at the beginning of the one-year period: $1019.45

The average annual total return for the Kentucky Tax-Free Short-to-Medium Series for the period July 1, 1995 to June 30, 2000, was 3.74% and for the period July 1, 1990 to June 30, 2000 was 4.61% The average annual total return for each of these periods was calculated in a manner similar to that described.

The ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-year period was calculated as follows:

Step 1 - Initial investment ($1,000) divided by beginning Net Asset Value per share ($5.20) equals initial number of shares (192.308 shares).

Step 2 - Convert initial shares to ending shares assuming timely reinvested distributions. Initial shares of 192.308 plus incremental number of shares of 7.977 equals 200.285 ending shares.

Step 3 - Determine value of ending shares. Number of ending shares times ending Net Asset Value per share equals ending value. (200.285 shares x $5.09 = $1,019.45)

The above calculation assumes that all distributions are reinvested on the payment date at the then current net asset value per share. The resulting calculation of reinvested shares of the one-year period ending June 30, 2000 was as follows:


Payable           Total                                               Cumulative
Reinvestment      Quarterly                Reinvestment               Incremental
Date              Dividend                 Price                      Shares
----              --------                 -----                      ------

06/30/99                                    5.20
07/31/99          .01755785                 5.19                        .650580
08/31/99          .01740323                 5.17                       1.300115
09/30/99          .01640997                 5.15                       1.917027
10/31/99          .01754534                 5.14                       2.580012
11/30/99          .01704465                 5.14                       3.226275
12/31/99          .01756743                 5.13                       3.895871
01/31/00          .01721084                 5.10                       4.557994
02/29/00          .01598286                 5.11                       5.173743
03/31/00          .01749294                 5.11                       5.849777
04/30/00          .01744498                 5.10                       6.527591
05/31/00          .01833003                 5.07                       7.246458
06/30/00          .01865317                 5.09                       7.977758

COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.

At June 30, 2000, the tax equivalent yield for the Kentucky Tax-Free Short-to-Medium Series was 5.14% (based on a tax rate of 28%) and was calculated as follows:


Tax Equivalent Yield =

                                    [A  divided by  (1 - B)  ] + C


                  Where:            A =     The part of the series yield that is tax-exempt:  3.31%

                                    B =     Stated tax rate:  28%

                                    C =     That part of the series yield that is not tax-exempt:  0.

COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.

At June 30, 2000, the tax equivalent yield for the Kentucky Tax-Free Short-to-Medium Series was 6.96% (based on a tax rate of 28%) and was calculated as follows:


Tax Equivalent Yield =

                                    [A  divided by  (1 - B)  ] + C


                  Where:            A =     The part of the series yield that is tax-exempt:  4.54%

                                    B =     Stated tax rate:  28%

                                    C =     That part of the series yield that is not tax-exempt:  0.

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.

Interest earned is determined by computing yield to maturity on each obligation held by the fund during the period and is based on the market value of the obligation plus accrued interest at the close of business on each day during the thirty-day period. Daily interest income for premium obligations is calculated using the daily yield to maturity rate applied to market value plus accrued interest of the obligations. For discount bonds, other than original issue discounts, the coupon rate is used instead of the yield to maturity rate and the par value of the obligation plus accrued interest is used instead of market value.

At June 30, 2000, the yield for the Tennessee Tax-Free Income Series was 4.87% and was calculated as follows:

                  YIELD =

                                            2[ ((a-b divided by cd)  +1) to the 6th power - 1 ]



                  Where:            a =     Interest earned during the period. Interest earned during the 30-day period ended was $181,275.13

                                    b =     Expenses accrued for the period: $17,938.97

                                    c =     The average daily number of shares outstanding during the period that were entitled to receive dividends: 3,940,947.632

                                    d =     The  maximum offering price per share on the last day of the period,
                                            June 30, 2000: $10.32.

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.

At June 30, 2000, the yield for the Tennessee Tax-Free Income Series was 5.13% and was calculated as follows:

                  YIELD =

                                            2[ ((a-b divided by cd)  +1) to the 6th power - 1 ]



                  Where:            a =     Interest earned during the period. Interest earned during the 30-day period ended was $171,450.12

                                    b =     Expenses accrued for the period: $17,938.97

                                    c =     The average daily number of shares outstanding during the period that were entitled to receive dividends: 3,940,947.632

                                    d =     The  maximum offering price per share on the last day of the period,
                                            June 30, 2000: $10.32.

                                   EXHIBIT 16

The average annual total return for the Tennessee Tax-Free Income Series for the one year period ended June 30, 2000, was 0.84% and was calculated as follows:


                          P(1 + T) to the power of n = ERV



                  Where:   P =      a hypothetical initial payment of $1,000

                                    T =     average annual total return

                                    n =     number of years - 1

                                    ERV =   The redeemable value of the initial hypothetical $1,000 payment made at the beginning of the one-year period: $1,008.13

The average annualized total return for the Tennessee Tax-Free Income Series for the period June 30, 1995 to June 30, 2000 was 5.76% and for the period December 15, 1993 to June 30, 2000, was 5.72%. The average annual total return for each of these periods was calculated in a manner similar to that described.

The ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period was calculated as follows:

Step 1 - Initial investment ($1,000) divided by beginning Net Asset Value per share ($10.77) equals initial number of shares (92.851 shares).

Step 2 - Convert initial shares to ending shares assuming timely reinvested distributions. Initial shares of 92.851 plus incremental number of shares of 4.836 equals 97.687 ending shares.

Step 3 - Determine value of ending shares. Number of ending shares times ending Net Asset Value per share equals ending value. (97.687 shares x $10.32 = $1,008.13)

The above calculation assumes that all distributions are reinvested on the payment date at the then current net asset value per share. The resulting calculation of reinvested shares for the one-year period ending June 30, 2000 was as follows:

Payable            Total                                             Cumulative
Reinvestment       Quarterly         Reinvestment                    Incremental
Date               Dividend          Price                           Shares
----               --------          -----                           ------

06/30/99                             10.77
09/30/99           .133241           10.53                             1.174877
12/31/99           .134808           10.32                             2.512161
03/31/00           .131965           10.38                             3.724542
06/30/00           .130774           10.32                             4.948334

COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.

At June 30, 2000, the tax equivalent yield for the Tennessee Tax-Free Income Series was 7.20% (based on a tax rate of 28%) and was calculated as follows:


Tax Equivalent Yield =

                                    [A  divided by  (1 - B)  ] + C


                  Where:            A =     The part of the series yield that is tax-exempt: 4.87%

                                    B =     Stated tax rate:  28%

                                    C =     That part of the series yield that is not tax-exempt:  0.

COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.

At June 30, 2000, the tax equivalent yield for the Tennessee Tax-Free Income Series was 7.58% (based on a tax rate of 28%) and was calculated as follows:


Tax Equivalent Yield =

                                    [A  divided by  (1 - B)  ] + C


                  Where:            A =     The part of the series yield that is tax-exempt: 5.13%

                                    B =     Stated tax rate:  28%

                                    C =     That part of the series yield that is not tax-exempt:  0.

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.

Interest earned is determined by computing yield to maturity on each obligation held by the fund during the period and is based on the market value of the obligation plus accrued interest at the close of business on each day during the thirty-day period. Daily interest income for premium obligations is calculated using the daily yield to maturity rate applied to market value plus accrued interest of the obligations. For discount bonds, other than original issue discounts, the coupon rate is used instead of the yield to maturity rate and the par value of the obligation plus accrued interest is used instead of market value.

At June 30, 2000, the yield for the Tennessee Tax-Free Short-to-Medium Series was 3.72% and was calculated as follows:

                  YIELD:

                                            2[ ((a-b divided by cd)  +1) to the 6th power - 1 ]


                  Where:            a =     Interest  earned during the period. Interest earned during the 30-day period ended was $23,002.55

                                    b =     Expenses accrued for the period: $3,173.76

                                    c =     The average daily number of shares outstanding during the period that were entitled to receive dividends:  632,846.879

                                    d =     The  maximum offering price per share on the last day of the period,
                                            June 30, 2000: $10.18.

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.

At June 30, 2000, the yield for the Tennessee Tax-Free Short-to-Medium Series was 4.21% and was calculated as follows:

                   YIELD:

                                            2[ ((a-b divided by cd)  +1) to the 6th power - 1 ]


                  Where:            a =     Interest earned during the period. Interest earned during the 30-day period ended was $22,198.88

                                    b =     Expenses accrued for the period: $3,173.76

                                    c =     The average daily number of shares outstanding during the period that were entitled to receive dividends: 632,846.879

                                    d =     The maximum offering price per share on the last day of the period,
                                            June 30, 2000: $10.18.

                                   EXHIBIT 16


The average annual total return for the Tennessee Tax-Free Short-to-Medium Series for the one year period ended June 30, 2000, was 2.53% and was calculated as follows:


                          P(1 + T) to the power of n = ERV



                  Where:            P =     a hypothetical initial payment of $1,000

                                    T =     average annual total return

                                    n =     number of years - 1

                                    ERV =   The redeemable value of the initial hypothetical $1,000 payment made at the beginning of the one-year period: $1025.30

The average annualized total return for the Tennessee Tax-Free Short-to-Medium Series for the period June 30, 1995 to June 30, 2000 was 3.98% and for the period November 1, 1994 to June 30, 2000, was 4.40%. The average annual total return for each of these periods was calculated in a manner similar to that described.

The ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period was calculated as follows:

Step 1 - Initial investment ($1,000) divided by beginning Net Asset Value per share ($10.33) equals initial number of shares (96.805 shares).

Step  2 -         Convert initial shares to ending shares assuming timely
                  reinvested distributions. Initial shares of 96.805 plus incremental number of shares of 3.912 equals 100.717 ending shares.

Step  3 -         Determine value of ending shares. Number of ending shares
                  times ending Net Asset Value per share equals ending value.
                  (100.717 shares x $10.18 = $1,025.30)

The above calculation assumes that all distributions are reinvested on the payment date at the then current net asset value per share. The resulting calculation of reinvested shares for the one year period ending June 30, 2000 was as follows:

Payable            Total                                                       Cumulative
Reinvestment       Quarterly                Reinvestment                       Incremental
Date               Dividend                 Price                              Shares
----               --------                 -----                              ------

06/30/99                                     10.33
07/31/99           .03415126                 10.31                               .320662
08/31/99           .03246340                 10.28                               .627378
09/30/99           .03188332                 10.27                               .929860
10/31/99           .03354398                 10.24                              1.250019
11/30/99           .03237948                 10.23                              1.560379
12/31/99           .03280380                 10.23                              1.875801
01/31/00           .03492831                 10.20                              2.213720
02/28/00           .03299203                 10.22                              2.533372
03/31/00           .03525895                 10.29                              2.873759
04/30/00           .03520396                 10.23                              3.216780
05/31/00           .03538887                 10.13                              3.566204
06/30/00           .03507851                 10.18                              3.912067

COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.

At June 30, 2000, the tax equivalent yield for the Tennessee Tax-Free Short-to-Medium Series was 5.50% (based on a tax rate of 28%) and was calculated as follows:


Tax Equivalent Yield =

                                    [A  divided by  (1 - B)  ] + C



                  Where:            A =     The part of the series yield that is tax-exempt: 3.72%

                                    B =     Stated tax rate:  28%

                                    C =     That part of the series yield that is not tax-exempt:  0.

COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.

At June 30, 2000, the tax equivalent yield for the Tennessee Tax-Free Short-to-Medium Series was 6.22% (based on a tax rate of 28%) and was calculated as follows:


Tax Equivalent Yield =

                                    [A  divided by  (1 - B)  ] + C



                  Where:            A =     The part of the series yield that is tax-exempt: 4.21%

                                    B =     Stated tax rate:  28%

                                    C =     That part of the series yield that is not tax-exempt:  0.

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.

Interest earned is determined by computing yield to maturity on each obligation held by the fund during the period and is based on the market value of the obligation plus accrued interest at the close of business on each day during the thirty-day period. Daily interest income for premium obligations is calculated using the daily yield to maturity rate applied to market value plus accrued interest of the obligations. For discount bonds, other than original issue discounts, the coupon rate is used instead of the yield to maturity rate and the par value of the obligation plus accrued interest is used instead of market value.

At June 30, 2000, the yield for the Intermediate Government Bond Series was 6.86% and was calculated as follows:

                  YIELD =

                                            2[ ((a-b divided by cd)  +1) to the 6th power  - 1 ]


                  Where:            a =     Interest  earned during the period. Interest earned during the 30-day period ended was $60,957.14

                                    b =     Expenses accrued for the period: $3,129.64

                                    c =     The average daily number of shares outstanding during the period that were entitled to receive dividends: 1,088,405.505

                                    d =     The maximum offering price per share on the last day of the period,
                                            June 30, 2000: $9.43

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.

At June 30, 2000, the yield for the Intermediate Government Bond Series was 7.00% and was calculated as follows:

                  YIELD =

                                            2[ ((a-b divided by cd)  +1) to the 6th power - 1 ]


                  Where:            a =     Interest  earned during the period. Interest earned during the 30-day period ended was $58,688.80

                                    b =     Expenses accrued for the period: $3,129.64

                                    c =     The average daily number of shares outstanding during the period that were entitled to receive dividends:1,088,405.505

                                    d =     The maximum offering price per share on the last day of the period,
                                            June 30, 2000:  $9.43

                                   EXHIBIT 16


The average annual total return for the Intermediate Government Bond Series for the one-year period ended June 30, 2000, was 3.76% and was calculated as follows:


                          P(1 + T) to the power of n = ERV



                  Where:            P =     a hypothetical initial payment of $1,000

                                    T =     average annual total return

                                    n =     number of years - 1

                                    ERV =   The redeemable value of the initial hypothetical $1,000 payment made at the beginning of the one-year period: $1,037.62.

The average annual total return for the Intermediate Government Bond Series for the period July 1, 1995 to June 30, 2000 was 5.48% and for the period July 14, 1992 to June 30, 2000 was 6.09%. The average annual total return for each of these periods were calculated in a manner similar to described.

The ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-year period was calculated as follows:

Step 1 - Initial investment ($1,000) divided by beginning Net Asset Value per share ($9.73) equals initial number of shares (102.775 shares).

Step 2 - Convert initial shares to ending shares assuming timely reinvested distributions. Initial shares of 102.775 plus incremental number of shares of 7.259 equals 110.034 ending shares.

Step 3 - Determine value of ending shares. Number of ending shares times ending Net Asset Value per share equals ending value. (110.034 shares x $9.43 = $1,037.62)

The above calculation assumes that all distributions are reinvested on the payment date at the then current net asset value per share. The resulting calculation of reinvested shares of the one-year period ending June 30, 2000 was as follows:


Payable            Total                                                Cumulative
Reinvestment       Quarterly                 Reinvestment               Incremental
Date               Dividend                  Price                      Shares
----               --------                  -----                      ------

06/30/99                                      9.73
07/31/99           .05360506                  9.63                       .572093
08/31/99           .05240162                  9.58                      1.133906
09/30/99           .05045248                  9.65                      1.680669
10/31/99           .05514018                  9.60                      2.280638
11/30/99           .05396233                  9.55                      2.874255
12/31/99           .05466531                  9.42                      3.487349
01/31/00           .05443165                  9.34                      4.106624
02/28/00           .05288545                  9.36                      4.710521
03/31/00           .05703720                  9.41                      5.362027
04/30/00           .05346057                  9.34                      5.980984
05/31/00           .05555126                  9.26                      56.63342
06/30/00           .05392583                  9.43                      7.259073

COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.

At June 30, 2000, the tax equivalent yield for the Intermediate Government Bond Series was 6.86% (based on a tax rate of 28%) and was calculated as follows:

Tax Equivalent Yield =

                                    [A  divided by  (1 - B)  ] + C



                  Where:            A =     The part of the series yield that is tax-exempt:  0%

                                    B =     Stated tax rate:  28%

                                    C =     That part of the series yield that is not tax-exempt: 6.86%.

COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.

At June 30, 2000, the tax equivalent yield for the Intermediate Government Bond Series was 7.00% (based on a tax rate of 28%) and was calculated as follows:

Tax Equivalent Yield =

                                    [A  divided by  (1 - B)  ] + C



                  Where:            A =      The part of the series yield that is tax-exempt:  0%

                                    B =     Stated tax rate:  28%

                                    C =     That part of the series yield that is not tax-exempt: 7.00%.

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.

Interest earned is determined by computing yield to maturity on each obligation held by the fund during the period and is based on the market value of the obligation plus accrued interest at the close of business on each day during the thirty-day period. Daily interest income for premium obligations is calculated using the daily yield to maturity rate applied to market value plus accrued interest of the obligations. For discount bonds, other than original issue discounts, the coupon rate is used instead of the yield to maturity rate and the par value of the obligation plus accrued interest is used instead of market value.

At June 30, 2000, the yield for the North Carolina Tax-Free Income Series was 4.89% and was calculated as follows:

                  YIELD:

                                            2[ ((a-b divided by cd)  +1) to the 6th power - 1 ]


                  Where:            a =     Interest earned during the period. Interest earned during the 30-day period ended was $97,454.33

                                    b =     Expenses accrued for the period: $9,753.42

                                    c =     The average daily number of shares outstanding during the period that were entitled to receive dividends: 2,127,667.691

                                    d =     The maximum offering price per share on the last day of the period,
                                            June 30, 2000: $10.21.

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.

At June 30, 2000, the yield for the North Carolina Tax-Free Income Series was 4.95% and was calculated as follows:

                  YIELD:

                                            2[ ((a-b divided by cd)  +1) to the 6th power - 1 ]


                  Where:            a =     Interest earned during the period. Interest earned during the 30-day period ended was $87,785.87

                                    b =     Expenses accrued for the period:  $9,753.42

                                    c =     The average daily number of shares outstanding during the period that were entitled to receive dividends: 2,127,667.691

                                    d =     The maximum offering price per share on the last day of the period,
                                            June 30, 2000: $10.21.

                                   EXHIBIT 16

The average annual total return for the North Carolina Tax-Free Income Series for the one-year period ended June 30, 2000, was 1.07% and was calculated as follows:


                          P(1 + T) to the power of n = ERV



                  Where:            P =     a hypothetical initial payment of $1,000

                                    T =     average annual total return

                                    n =     number of years - 1

                                    ERV =   The redeemable value of the initial hypothetical
                                            $1,000 payment made at the beginning of the one-year period: $1,010.33


The average annual total return for the North Carolina Tax-Free Income Series for the period November 16, 1995 to June 30, 2000 was 5.54%. The average annual total return for this period was calculated in a manner similar to described.

The ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period was calculated as follows:

Step 1 - Initial investment ($1,000) divided by beginning Net Asset Value per share ($10.61) equals initial number of shares (94.251 shares).

Step 2 - Convert initial shares to ending shares assuming timely reinvested distributions. Initial shares of 94.251 plus incremental number of shares of 4.704 equals 98.955 ending shares.

Step 3 - Determine value of ending shares. Number of ending shares times ending Net Asset Value per share equals ending value. (98.955 shares x $10.21 = $1,010.33)

The above calculation assumes that all distributions are reinvested on the payment date at the then current net asset value per share. The resulting calculation of reinvested shares of the one-year period ending June 30, 2000 was as follows:


Payable            Total                                       Cumulative
Reinvestment       Quarterly        Reinvestment               Incremental
Date               Dividend         Price                      Shares
----               --------         -----                      ------


06/30/99                            10.61
09/30/99           .124698          10.35                      1.135546
12/31/99           .128782          10.21                      2.393932
03/31/00           .124673          10.25                      3.569992
06/30/00           .124258          10.21                      4.760490

COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.

At June 30, 2000, the tax equivalent yield for the North Carolina Tax-Free Income Series was 7.30% (based on a tax rate of 28%) and was calculated as follows:


Tax Equivalent Yield =

                                    [A  divided by  (1 - B)  ] + C



                  Where:            A =     The part of the series yield that is tax-exempt: 4.89%

                                    B =     Stated tax rate:  28%

                                    C =     That part of the series yield that is not tax-exempt:  0.

COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.

At June 30, 2000, the tax equivalent yield for the North Carolina Tax-Free Income Series was 7.39% (based on a tax rate of 28%) and was calculated as follows:


 Tax Equivalent Yield =

                                    [A  divided by  (1 - B)  ] + C



                  Where:            A =     The part of the series yield that is tax-exempt:  4.95%

                                    B =     Stated tax rate:  28%

                                    C =     That part of the series yield that is not tax-exempt:  0.

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.

Interest earned is determined by computing yield to maturity on each obligation held by the fund during the period and is based on the market value of the obligation plus accrued interest at the close of business on each day during the thirty-day period. Daily interest income for premium obligations is calculated using the daily yield to maturity rate applied to market value plus accrued interest of the obligations. For discount bonds, other than original issue discounts, the coupon rate is used instead of the yield to maturity rate and the par value of the obligation plus accrued interest is used instead of market value.

At June 30, 2000, the yield for the North Carolina Tax-Free Short-to-Medium Series was 3.47% and was calculated as follows:

                  YIELD:

                                            2[ ((a-b divided by cd)  +1) to the 6th power - 1 ]


                  Where:            a =     Interest earned during the period. Interest
                                            earned during the 30-day period ended was $13,837.55

                                    b =     Expenses accrued for the period:  $1,670.84

                                    c =     The average daily number of shares outstanding during
                                            the period that were entitled to receive dividends: 426,265..345

                                    d =     The maximum offering price per share on the last
                                            day of the  period, June 30, 2000: $ 9.94.

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.

At June 30, 2000, the yield for the North Carolina Tax-Free Short-to-Medium Series was 3.84% and was calculated as follows:

                  YIELD:

                                            2[ ((a-b divided by cd)  +1) to the 6th power - 1 ]


                  Where:            a =     Interest earned during the period. Interest earned
                                            during the 30-day period ended was $13,381.66

                                    b =     Expenses accrued for the period: $1,670.84

                                    c =     The average daily number of shares outstanding
                                            during the period that were entitled to receive dividends: 426,265.345

                                    d =     The maximum offering price per share on
                                            the last day of the period, June 30, 2000: $9.94.

                                   EXHIBIT 16

The average annual total return for the North Carolina Short-to-Medium Series for the one-year period ended June 30, 2000, was 2.47% and was calculated as follows:




                          P(1 + T) to the power of n = ERV



                  Where:            P =     a hypothetical initial payment of $1,000

                                    T =     average annual total return

                                    n =     number of years - 1

                                    ERV =   The redeemable  value of the initial hypothetical
                                            $1,000 payment made at the beginning of the one-year period:  $1,024.74

The average annual total return for the North Carolina Short-to-Medium Series for the period November 16, 1995 to June 30, 2000 was 3.86%. The average annual total return for this period was calculated in a manner similar to described.

The ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period was calculated as follows:

Step 1 - Initial investment ($1,000) divided by beginning Net Asset Value per share ($10.09) equals initial number of shares (99.108 shares).

Step 2 - Convert initial shares to ending shares assuming timely reinvested distributions. Initial shares of 99.108 plus incremental number of shares of 3.985 equals 103.093 ending shares.

Step 3 - Determine value of ending shares. Number of ending shares times ending Net Asset Value per share equals ending value. (103.093 shares x $9.94 = $1,024.74)

The above calculation assumes that all distributions are reinvested on the payment date at the then current net asset value per share. The resulting calculation of reinvested shares of the one-year period ending June 30, 2000 was as follows:


Payable            Total                                      Cumulative
Reinvestment       Quarterly        Reinvestment              Incremental
Date               Dividend         Price                     Shares
----               --------         -----                     ------

06/30/99                            10.09
07/31/99           .031438          10.08                      .301993
08/31/99           .030715          10.04                      .623108
09/30/99           .032431          10.02                      .950956
10/31/99           .032939           9.98                     1.290830
11/30/99           .032532           9.98                     1.618103
12/31/99           .032409          10.00                     1.944545
01/31/00           .034699           9.95                     2.296952
02/28/00           .032519           9.98                     2.627369
03/31/00           .032863          10.05                     2.960045
04/30/00           .034356          10.00                     3.310706
05/31/00           .033991           9.96                     3.660242
06/30/00           .031397           9.94                     3.984845

COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.

At June 30, 2000, the tax equivalent yield for the North Carolina Tax-Free Short-to-Medium Series was 5.18% (based on a tax rate of 28%) and was calculated as follows:


Tax Equivalent Yield =

                                    [A  divided by  (1 - B)  ] + C



                  Where:            A =     The part of the series yield that is tax-exempt: 3.47%

                                    B =     Stated tax rate:  28%

                                    C =     That part of the series yield that is not tax-exempt:  0.

                                       6

COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.

At June 30, 2000, the tax equivalent yield for the North Carolina Tax-Free Short-to-Medium Series was 5.73% (based on a tax rate of 28%) and was calculated as follows:


Tax Equivalent Yield =

                                    [A  divided by  (1 - B)  ] + C



                  Where:            A =     The part of the series yield that is tax-exempt: 3.84%

                                    B =     Stated tax rate:  28%

                                    C =     That part of the series yield that is not tax-exempt:  0.

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.

Interest earned is determined by computing yield to maturity on each obligation held by the fund during the period and is based on the market value of the obligation plus accrued interest at the close of business on each day during the thirty-day period. Daily interest income for premium obligations is calculated using the daily yield to maturity rate applied to market value plus accrued interest of the obligations. For discount bonds, other than original issue discounts, the coupon rate is used instead of the yield to maturity rate and the par value of the obligation plus accrued interest is used instead of market value.

At June 30, 2000, the yield for the Alabama Tax-Free Income Series was 5.03% and was calculated as follows:

                  YIELD=

                                            2[ ((a-b divided by cd)  +1) to the 6th power - 1 ]


                  Where:            a =     Interest earned during the period. Interest earned during the 30-day period ended was $1,023.19.

                                    b =     Expenses accrued for the period: $91.70

                                    c =     The average daily number of shares outstanding during the period that were entitled to receive dividends: 21,792.828

                                    d =     The maximum offering price per share on the last day of the period,
                                            June 30, 2000: $10.31

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.

At June 30, 2000, the yield for the Alabama Tax-Free Income Series was 5.15% and was calculated as follows:

                  YIELD=

                                            2[ ((a-b divided by cd)  +1) to the 6th power - 1 ]


                  Where:            a =     Interest earned during the period. Interest earned during the 30-day period ended was $946.30

                                    b =     Expenses accrued for the period: $91.70

                                    c =     The average daily number of shares outstanding during the period that were entitled to receive dividends: 21,792.828

                                    d =     The  maximum  offering  price per share on the last day of the  period,
                                            June 30, 2000: $10.31

                                   EXHIBIT 16

The average annual total return for the Alabama Tax-Free Income Series for the six-month period ended June 30, 2000, was 5.79% and was calculated as follows:


                          P(1 + T) to the power of n = ERV



                  Where:            P =     a hypothetical initial payment of $1,000

                                    T =     average annual total return

                                    n =     number of years - 1

                                    ERV =   The redeemable value of the initial hypothetical $1,000 payment made at the beginning of the six-month period: $1,057.88

The average annual total return for the Alabama Tax-Free Income Series for the period January 1, 2000 to June 30, 2000, was 5.79%. The average annual total return for this period was calculated in a manner similar to that described.

The ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-year period was calculated as follows:

Step 1 - Initial investment ($1,000) divided by beginning Net Asset Value per share ($10.00) equals initial number of shares (100 shares).

Step 2 - Convert initial shares to ending shares assuming timely reinvested distributions. Initial shares of 100 plus incremental number of shares of 2.607 equals 102.607 ending shares.

Step 3 - Determine value of ending shares. Number of ending shares times ending Net Asset Value per share equals ending value. (102.607 shares x $10.31 = $1,057.88)

The above calculation assumes that all distributions are reinvested on the payment date at the then current net asset value per share. The resulting calculation of reinvested shares for the six-month period ending June 30, 2000 was as follows:

Payable             Total                                                      Cumulative
Reinvestment        Quarterly               Reinvestment                       Incremental
Date                Dividend                Price                              Shares
------------       ----------               ------------                       ------------

01/01/00                                    10.00
03/31/00           .12902671                10.18                               1.293403
06/30/00           .13155931                10.31                               2.606922

COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.

June 30, 2000, the tax equivalent yield for the Alabama Tax-Free Income Series was 7.51% (based on a tax rate of 28%) and was calculated as follows:



Tax Equivalent Yield =

                                    [A  divided by  (1 - B)  ] + C


                  Where:            A =     The part of the series yield that is tax-exempt: 5.03%

                                    B =     Stated tax rate:  28%

                                    C =     That part of the series yield that is not tax-exempt:  0.

COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.

June 30, 2000, the tax equivalent yield for the Alabama Tax-Free Income Series was 7.69% (based on a tax rate of 28%) and was calculated as follows:



Tax Equivalent Yield =

                                    [A  divided by  (1 - B)  ] + C


                  Where:            A =     The part of the series yield that is tax-exempt: 5.15%

                                    B =     Stated tax rate:  28%

                                    C =     That part of the series yield that is not tax-exempt:  0.

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.

Interest earned is determined by computing yield to maturity on each obligation held by the fund during the period and is based on the market value of the obligation plus accrued interest at the close of business on each day during the thirty-day period. Daily interest income for premium obligations is calculated using the daily yield to maturity rate applied to market value plus accrued interest of the obligations. For discount bonds, other than original issue discounts, the coupon rate is used instead of the yield to maturity rate and the par value of the obligation plus accrued interest is used instead of market value.

At June 30, 2000, the yield for the Mississippi Tax-Free Income Series was 4.98% and was calculated as follows:


                  YIELD =

                                            2[ ((a-b divided by cd)  +1) to the 6th power - 1 ]



                  Where:            a =     Interest earned during the period. Interest earned during the
                                            30-day period ended was $967.48.

                                    b =     Expenses accrued for the period: $87.64

                                    c =     The average daily number of shares outstanding during the period that were entitled to receive dividends: 20,697.523

                                    d =     The maximum offering price per share on the last day of the period, June 30, 2000: $10.35

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.

At June 30, 2000, the yield for the Mississippi Tax-Free Income Series was 5.18% and was calculated as follows:


                  YIELD =

                                            2[ ((a-b divided by cd)  +1) to the 6th power - 1 ]



                  Where:            a =     Interest earned during the period. Interest earned during the
                                            30-day period ended was $914.00

                                    b =     Expenses accrued for the period: $87.64

                                    c =     The average daily number of shares outstanding during the period that were entitled to receive dividends: 20,697.523

                                    d =     The maximum offering price per share on the last day of the period, June 30, 2000: $10.35

                                   EXHIBIT 16

The average annual total return for the Mississippi Tax-Free Income Series for the one-year period ended June 30, 2000, was 6.24 was calculated as follows:



                                            P(1 + T) to the power of n = ERV


                  Where:            P =     a hypothetical initial payment of $1,000

                                    T =     average annual total return

                                    n =     number of years - 1

                                    ERV =   The redeemable value of the initial hypothetical $1,000 payment made at the beginning of the six-month period: $1,062.44

The average annual total return for the Mississippi Tax-Free Income Series for the period January 1, 2000 to June 30, 2000, was 6.24%. The average annual total return for this period was calculated in a manner similar to that described.

The ending redeemable value of a hypothetical $1,000 payment made at the beginning of the six-month period was calculated as follows:

Step 1 - Initial investment ($1,000) divided by beginning Net Asset Value per share ($10.00) equals initial number of shares (100 shares).

Step 2 - Convert initial shares to ending shares assuming timely reinvested distributions. Initial shares of 100 plus incremental number of shares of 2.652 equals 102.652 ending shares.

Step 3 - Determine value of ending shares. Number of ending shares times ending Net Asset Value per share equals ending value. (102.652 shares x $10.35 = $1,062.44)

The above calculation assumes that all distributions are reinvested on the payment date at the then current net asset value per share. The resulting calculation of reinvested shares of the six-month period ending June 30, 2000 was as follows:


Payable            Total                                               Cumulative
Reinvestment       Quarterly                Reinvestment               Incremental
Date               Dividend                 Price                      Shares
----               --------                 -----                      ------

01/01/00                                    10.00
03/31/00          .13181654                 10.17                      1.3224195
06/30/00          .13320037                 10.35                      2.6515036

COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.

At June 30, 2000, the tax equivalent yield for the Mississippi Tax-Free Income Series was 7.44% (based on a tax rate of 28%) and was calculated as follows:



Tax Equivalent Yield =

                                    [A  divided by  (1 - B)  ] + C


                  Where:            A =     The part of the series yield that is tax-exempt:  4.98%

                                    B =     Stated tax rate:  28%

                                    C =     That part of the series yield that is not tax-exempt:  0.

COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.

At June 30, 2000, the tax equivalent yield for the Mississippi Tax-Free Income Series was 7.74% (based on a tax rate of 28%) and was calculated as follows:



Tax Equivalent Yield =

                                    [A  divided by  (1 - B)  ] + C


                  Where:            A =     The part of the series yield that is tax-exempt:  5.18%

                                    B =     Stated tax rate:  28%

                                    C =     That part of the series yield that is not tax-exempt:  0.

                                 CODE OF ETHICS
                               DUPREE MUTUAL FUNDS

I.       PURPOSE

         This Code of Ethics is adopted this 7th day of March 2000, pursuant to the requirements of the Securities and Exchange Commission Regulation 270.17j-1. It is intended to implement the requirement of Section 17j of the Investment Advisors Act of 1940. 15 USC 80a-17j.

         The purpose of the Act and this Code is to prevent and prohibit any act to defraud the Dupree Mutual Funds, (hereinafter called the "Trust") which currently consists of seven series:

                  Alabama Tax-Free Income Series
                  Alabama Tax-Free Short-to-Medium Series
                  Kentucky Tax-Free Income Series
                  Kentucky Tax-Free Short-to-Medium Series
                  Mississippi Tax-Free Income Series
                  Mississippi Tax-Free Short-to-Medium Series
                  North Carolina Tax-Free Income Series
                  North Carolina Tax-Free Short-to-Medium Series Tennessee Tax-Free Income Series
                  Tennessee Tax-Free Short-to-Medium Series

                  Intermediate Government Bond Series


but also will include any series which may be added in the future, and to guard against potential conflict of interest by access persons and investment advisors of the Trust.

II.      APPLICATION

         This Code shall apply to access persons of the Trust as defined below. The Trust will require that its investment advisor adopt a code of ethics which complies with SEC Regulation Section 270-17j.

III.     DEFINITIONS

         A.       An access person means:

                  Any trustee, officer, general partner, or advisory person of the Trust.

         B.       An advisory person means:

                  a) Any employee of the Trust or its investment advisor who in connection with his or her regular duties makes, participates in, or obtains information regarding the purchase or sale of a security by the Trust, or whose functions relate to the making of any recommendations with respect to such purchases or sales; and

                  b) Any natural person in a control relationship to the Trust who obtains information concerning recommendations made to the Trust with regard to the purchase or sale of a security.

         C. Control means the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company. The definitions and presumptions contained in 15 USC 80-2a shall apply in determinations of "control".

         D. Purchase or sale includes the writing of options to buy or sell a security.

         E. Security does not include securities issued by the Government of the United States, bankers acceptances, bank certificates of deposit, commercial paper and shares of a registered open-end investment company.

         F. Security held or to be acquired means any security as defined in this rule which , within the most recent 15 days, (i) is or has been held by the Trust, or (ii) is being or has been considered by the Trust or its investment advisor for purchase by the Trust.

IV.      CONDUCT PROHIBITED:

         A. It shall be a violation of this Code of Ethics of the Trust for any access person in connection with the purchase or sales, directly or indirectly, by such person of a security held or to be acquired by the Trust:

                  1) to employ any device, scheme or artifice to defraud the Trust.

                  2) to make to the Trust any untrue statement of a material fact or to omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading.

                  3) to engage in any act, practice or course of business which operates or would operate as a fraud or deceit upon the Trust; or

                  4) to engage in any manipulative practice with respect to the Trust.

         B. Prior approval of any transaction by the Board of Trustees shall be an indication that the transaction was undertaken in good faith and without any intent to defraud the Trust or its shareholders.

V.       PROCEDURES FOR ENFORCEMENT

         A. Any person holding securities in the Trust who believes a violation of this Code of Ethics has been or is about to be committed shall be provided an opportunity to present such facts in his or her possession to the Board of Trustees.

         B. The complaint shall be sworn and such documents shall be submitted to the Board of Trustees.

         C. One or more members of the Board of Trustees, except those who are themselves access persons or advisory persons, shall be designated as a board of inquiry to a) determine the facts of the complaint; b) investigate the merits of the complaint; and
                  c) issue findings of fact regarding the occurrence or non-occurrence of any violation.

         D. In the event of a finding by the board of inquiry of a violation of this Code of Ethics, the full Board of Trustees except those access persons or advisory persons who are found to be in violation, shall have the power to

                  1) immediately terminate any investment advisory contract by any investment advisor in violation of this code;

                  2)       require immediate filing of the required reports(s);

                  3) require immediate divestiture of any security acquired as a result of insider information and the transfer to the Trust of any profits acquired thereby; or any loss incurred to be held as a liability by the person responsible for the violation;

                  4) require the return to the Trust of any profits acquired as a result of any sale made to it in violation of this Code of Ethics;

                  5) require the termination of employment for cause of any access person found to be in violation of this Code;

                  6) Initiate any legal proceedings necessary to redress the violation discovered.

VI.      REPORTS REQUIRED:

         A. Every access person (except as provided in VI D below) must report to the Trust with regard to transactions in any indirect obligations of the United States Government and any tax-exempt security of Alabama, Kentucky, Mississippi, North Carolina, Tennessee, but also will include any additional states in which series may be added in the future, or their political subdivisions in which that person has or acquires direct or indirect beneficial interest in the security. Such report may contain a statement that the report shall not be construed as an admission that he or she has any direct or indirect beneficial ownership in the security to which the report relates.

         B. This report shall be filed with the Board of Trustees of the Trust no later than 10 days after the end of the calendar quarter in which the transaction to which the reports relates occurs. The report shall contain:

                  1)       The name of the access person

                  2)       The date of the transaction

                  3)       The title and number of shares

                  4)       The principal amount of each security involved

                  5) The nature of the transaction, i.e. purchase or sale or any other type of acquisition or disposition

                  6)       The price at which the transaction was effected

                  7) The name of the broker, dealer, or bank through which such transaction was affected.

         D.       The report shall not be required if:

                  1) The person does not have any direct or indirect influence over the account; or

                  2) The person is not an "interested person" of a registered investment company within the meaning of 15 USC 80a 2(a) (19) and would be required to make the report solely by reason of being a trustee of the Trust. If, however, such trustee knew or in the ordinary course of fulfilling the responsibilities of a trustee, should have known that during the 15 day period immediately before or after the date of the transaction by the trustee the security is or was purchased or sold by the Trust or was considered for purchase or sale by the Trust or its investment advisor this exception shall not apply, and a report shall be filed.

                  3) The principal underwriter as to which such person is an access person (i) is not an affiliated person to the Trust or any investment advisor of the Trust and
                           (ii) has no officers, trustee or general partners of the Trust or its investment advisor; or

                  4) A report made to an investment advisor would duplicate other information recorded pursuant to Rules 204-2 (a) or 204 (2) (a) (13) of the Investment Advisors Act of 1940.

VII.     LISTING OF ACCESS PERSON; NOTICE REQUIRED

         The Trust shall identify and require its investment advisor to identify to it all access persons who are required to make the reports required in Section VI. Such persons shall be informed by letter of their duty to make such reports, the date and place of such filing, and shall be provided with appropriate forms for the report.

VIII.    RECORDS MAINTAINED

         A.       The Trust will maintain the following records at its offices:

                  1)       A copy of this Code of Ethics or any succeeding code.

                  2) A record of any violation of this Code and any action taken as a result of such violation.

                  3) A copy of each report made pursuant to Section III above.

                  4) A list of all persons who are, or within the past five years have been, required to make such reports.

         B.       These records shall be maintained for a period of five years.

         C. These records shall be kept in an easily accessible place and shall be available to the Securities and Exchange Commission or its representative at reasonable times for inspection and examination.

IX. Each member of the Board of Trustees shall acknowledge this Code of Ethics and his or her duties hereunder. This acknowledgment shall be made in writing at the time of adoption and thereafter upon election or re-election to the Board of Trustees of the Trust.

                         WRITTEN SUPERVISORY PROCEDURES

                                       OF

                             DUPREE & COMPANY, INC.


                             June 15, 2000 Revision



National Association of Securities Dealers, Inc.
Rules of Fair Practice
Article III Sections 15, 21 and 27


         The office of supervisory jurisdiction (OSJ) of Dupree & Company, Inc. is located at 125 South Mill Street, Lexington, Kentucky 40507, its only office. Our Chairman, Thomas P. Dupree, Sr., serves as financial and operations principal as well as general securities principal, both capacities being registered with the NASD. Mr. Dupree reviews our supervisory practices and procedures to assure compliance with applicable rules and regulations of the NASD. All employees of Dupree & Company, Inc. are under the direct supervision of Mr. Dupree.

         Frederic L. Dupree, Jr., registered general securities principal, has been designated to carry out supervisory obligations in our municipal securities, financial advisory and investment advisory businesses.

         William T. Griggs II, our President, is a registered general securities principal as well as a financial and operations principal and serves as our compliance and financial officer.

         After an annual review of our businesses to detect and prevent any possible violations of applicable laws, regulations and rules, an annual meeting with each employee will be conducted to ensure understanding and compliance with our procedures.

PRINCIPAL DESIGNATION

         Thomas P. Dupree, Sr. is the municipal principal responsible for the preparation and maintenance of the firm's books and records.


ACCEPTANCE OF NEW ACCOUNTS

         The acceptance of all new customer accounts must be evidenced by the signatures of Thomas P. Dupree, Sr. or William T. Griggs II, principals, and that of the registered representative on the permanent customer account record. The customer record must include complete name and address, telephone number, occupation, employer's name and address, social security number and if the customer is a United States citizen and of the age of majority. Suitability information is to be listed on the reverse of the customer record.


TRANSACTION REVIEW

         All transactions of registered representatives must be reviewed by either Thomas P. Dupree, Sr. or William T. Griggs II. Review and endorsement is evidenced by a principal's initials on the daily blotter and trade tickets.


CORRESPONDENCE REVIEW

         All correspondence between our employees and the public must be approved by either Thomas P. Dupree, Sr. or William T. Griggs II before distribution is made. Approval is evidenced by the principal's initials on the file copy of the letter or the read file containing the copy. All correspondence is to be reviewed by the principals monthly.


CUSTOMER ACCOUNT REVIEW

         Customer accounts are to be reviewed by either Thomas P. Dupree, Sr. or William T. Griggs II before statements are mailed to the customer. This is intended to detect irregularities and/or abuses and to correct obvious bookkeeping errors which may have occurred in the preceding period.

POLICY AND PROCEDURE FOR ADVERTISING

         It is the policy of Dupree & Company, Inc. to have each item of advertising and sales literature approved either by Thomas P. Dupree, Sr. or William T. Griggs II either by signature or initial prior to its use. A file of all advertisements and sales literature is to be kept for a period of three years.


COLD-CALLING PROCEDURE

         No cold calls may be made before 8 a.m. or after 9 p.m. and the use of automatic telephone dialing systems, pre-recorded or artificial voice messages and the use of facsimile (fax) machines is prohibited. The person making a cold call must provide the called party with his name, the name of Dupree & Company, Inc., our telephone number and address. If a called party requests that no further cold calls be made to them their name must be added to the Do Not Call List. The Do Not Call List must be perused before any calls are made.


COMPLAINTS

         A permanent file of all written and electronic customer complaints is to be maintained by the firm. The file shall contain a record of all written and electronic complaints of customers, and persons acting on behalf of customers, and what action, if any, has been taken in connection with such complaint. The firm shall deliver a copy of the investor brochure to a customer promptly on receipt of a complaint by the customer. No employee is permitted to access the firms E-mail from any location other than the OSJ. When a complaint is received electronically it is to be printed in triplicate. A copy is to be filed in the read file, a copy given to either Thomas P. Dupree, Sr. or William T. Griggs II and a copy filed in the firm's permanent customer compliant file. The customer's complaint will be filed on NASD's Customer Complaint System Software on a quarterly basis.


INVESTIGATION OF EMPLOYEES

         Prior to employment by the firm, each prospective employee will be investigated to determine his good character, business repute, qualifications and experience. This investigation may be accomplished by discreet inquiry, commercial agency reports or similar means. Prospective employees must complete form U-4 and, if employed, be fingerprinted. The form U-4 must



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

contain a record of the persons contacted while conducting a background check on the prospective employee.


CONTINUING EDUCATION

         The firm has adopted a Firm Element Training Plan and has done a needs analysis. Registered representatives are required to participate in the continuing education program. A Supervisory Guideline is included in the Firm Element Training Plan and is incorporated by reference in its entirety the same as if written herein.

POLICY FOR INDIVIDUAL BROKERAGE ACCOUNTS

         It is the policy of Dupree & Company, Inc. to require its officers, directors and employees to notify it, in writing, when opening an account or placing an initial order with another broker/dealer and to notify the executing broker/dealer, in writing, of the fact he is employed by a member of the NASD. Every transaction in a security must be reported by the employee or by duplicate confirmation to the firm's compliance officer within 10 days of the execution of the trade. Dupree also requires a file of the duplicate confirmations be maintained. Employees' trading activities are to be reviewed monthly by an officer of the firm as evidenced by the officer's initials on the confirmations. Any questionable trades are to be reported to the President who will discuss them with the employee. All municipal bond trading must be pre-cleared by the President.


PROCEDURES FOR POSSESSION AND CONTROL OF SECURITIES

         Dupree & Company, Inc. operates pursuant to the exemptive provision of paragraph (k)(2)(i) of SEC rule 15c3-3, the Customer Protection Rule. All customer funds and transactions are to be processed through the "Special Reserve Bank Account for the Exclusive Benefits of Customers of Dupree & Company, Inc."

         Dupree will hold customer funds or securities only overnight, if necessary, to process them and will promptly forward all customer funds and securities on so as not to hold or safekeep them.


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

PROCEDURES FOR SECURITIES BOUGHT AND SOLD

         Securities received: Log receipt of securities in the Receipt and Deliver Blotter. Certificate numbers are written on the confirmation copies and filed.

         Securities delivered: Log distribution of securities in the Receipt and Deliver Blotter. Certificate numbers are written on the confirmation copies and filed. The delivery ticket copy is stapled to the security and the receipt copy is attached to a postage paid return envelope. Securities are shipped certified mail, return receipt requested.

         All securities processed by a clearing service company are to be accounted for by that company in compliance with the rules for possession and control and so certified to our satisfaction.

         The Receipt and Deliver Blotter must be sufficiently itemized and, if necessary, footnoted to enable any person not directly involved in processing receipt and delivery of the security to be able to trace the movement of the securities and to determine their location at any point in time. All entries are to be made the same day as the actual occurrence or no later than 10:00 a.m. of the following day.

         Any clearing corporation or bank where we have a brokers clearance account must maintain two loan accounts, one for our inventory and one to segregate customers unpaid securities. It is the responsibility of the person maintaining records concerning possession and control of securities to keep a log of verbal instructions to the lending institution to segregate customers' unpaid securities into the loan account and that person is to verify that the lending institution has done so. In most cases customers' securities will be received into the segregated account initially. Care must be taken to move securities from the inventory account to the segregated account immediately after inventory positions are sold to customers. In the case of a bank which has a separate note for each transaction, such bank is to be instructed (in writing if required by the bank) that a particular note is segregated. Under no circumstances can inventory securities and securities sold to a customer be commingled under one note or in one loan account. Clearing corporation printouts are to be checked daily to verify that securities are properly segregated and that their records match ours.

         Customers' fully paid securities are to be in our possession or control, or be reduced to our possession or control within one day after the customer has paid for same. Possession is limited to Lexington, Kentucky. Control includes any clearing corporation, at transfer, fails to receive less that 30 days, or in the ordinary course of shipment between Lexington, the customer and the above. If any customers' securities are not in possession or control, a principal of the firm must be notified immediately on receipt of the customers' payment.

         Customers' securities which are collateral for a loan are to be released from the loan immediately upon receipt of the customer's payment, i.e., the loan must be paid off. It is contrary to firm policy to allow any fully paid customers' securities to remain as collateral for a loan. If the securities are collateral for a loan at an institution not in Lexington, funds to pay off the loan are to be promptly wired to that institution. If the customers' payment is treated by the bank as uncollected funds, payment of the loan may be delayed until the customers' checks have been collected, i.e., until Dupree & Company, Inc. has use of the funds. None of the above applies to securities drafted against payment.


PROCEDURES FOR BOOKKEEPING COMPLIANCE

         Inspect tickets to insure the capacity checked agrees with the other information on the ticket, particularly that "as agent" capacity is for a transaction where:

          buy and sell occur on the same day at the same price, we are agent on both sides, and our compensation (if any) is a commission not a concession.

         If the ticket fails to agree with any one of these three criteria, it is probably not "as agent" or if it is supposed to be "as agent" it is incorrect. Return questionable tickets to the registered representative.

         Tickets must be entered into the computer no later 5:30 p.m. Eastern Time. Trades completed after 5 p.m. Eastern Time will have the next day's date as their "trade date".

         Tickets must show date and time and tickets to or from inventory must be so marked as contra party.

         The computer generated full position report is to be printed every Friday after the days work has been posted. An individual position report is run each day there is a change in that position.

         The securities blotter is run every day there are transactions settling. Individual days can be discarded and a whole month printed at the end of each



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month. A principal of the firm must review and sign each day's trades.

         Customer/dealer ledgers are printed as needed. A total print is made annually for our permanent records.

         A print of the transfer blotter is made monthly.

         The securities received and delivered blotter is posted on the day of occurrence. See procedures for possession and control.

         Maintain and post to a moneys borrowed blotter, posting as needed.

         Transaction/movement date posting for each invoice is to be done daily as the movements occur. These dates are; date paid, received/delivered, to/from transfer, drafted out and customer safekeeping. All computer prints rely on the timely and correct posting of dates.

         The reserve computation is to be made monthly unless a month-end financial statement shows A.I. greater than 8 times net capital. If this occurs the calculation is made weekly. Deposits and withdrawals must coincide with the calculation date. No withdrawal shall be made without a concurrent calculation. Required deposits must be made no later than the morning after the calculation.

         Every effort should be made to close the general ledger three days after the end of the month.


PROCEDURES FOR LOST AND STOLEN SECURITIES PROGRAM


         The purpose of Section 17(f)(1) of the Securities Exchange Act of 1934, as amended, is to reduce the trafficking in illicit securities by making available information that identifies lost, stolen and counterfeit securities.

         All institutions who have any contact with securities certificates must participate by reporting the discovery of the theft or loss of any certificates using form X-17-f-1-A and by inquiring with respect to every certificate which comes into their possession unless:

         the certificate is received directly from the issuer at the bond closing;

         the certificate is received from another reporting institution or from a Federal Reserve Bank;

         the certificate is received from your customer (defined as any person with whom you have at least one prior securities related transaction) and the certificate is registered in his name or nominee or the certificate was previously sold to him as is verified by internal records;

         the aggregate value of the transaction involving the certificate is $10,000 or less (face value for bonds, market value for stocks), or the certificate is received directly from a drop which is affiliated with a reporting institution for the purposes of receiving or delivering certificates on behalf of a reporting institution.

         Reports of lost or stolen securities are to made on SEC Form X-17-f-1A and mailed to Securities Information Center, P. O. Box 421, Wellesley Hills, MA 02181 and to the transfer agent. Copies of the report are to be kept on file for 3 years.

         Inquiries are made by calling the Securities Information Center at
(617) 235-4570. You will be asked to provide our FINS number and ACCESS CODE, which are 000828/25Y. Next you will be asked the CUSIP number and certificate numbers for each of the certificates you wish to inquire about. You can inquire as many times as you want, in one call or many.

         Once a month, we will receive written confirmations of our inquiries, which must be kept on file for 3 years.

         If the securities inquired about have been reported lost or stolen, we will be told at the time of inquiry, and told what steps to follow.

PROCEDURE FOR CURRENCY & FOREIGN TRANSACTIONS

         It is the policy of Dupree & Company, Inc. not to accept cash. However should a cash transaction be authorized by Thomas P. Dupree, Sr. or William T. Griggs II a report of each deposit, withdrawal, exchange or any other transaction involving currency in excess of $10,000.00 shall be made on the date of such transaction to the Commissioner of Internal Revenue. Currency transactions, regardless of amount, will be recorded in a two part receipt book. The original copy will be given to the customer while the duplicate will be retained by Dupree & Company as a part of its bookkeeping records.

         A report of each transaction with foreign: persons, financial agencies, checks, drafts, currency and/or securities shall be made on the date of such transaction to the Commissioner of Internal Revenue.

         Copies of the above mentioned reports shall be kept for at least five years.

POLICY AND PROCEDURE FOR GIFTS AND GRATUITIES

         Dupree & Company, Inc., or any wholly owned subsidiary, forbids any officer, director or employee from accepting any cash compensation, concession, fee or commission from anyone other than Dupree. Annual non-cash gifts with market values of $100 or less, per person, such as Christmas candy are permissible.

POLICY AND PROCEDURE FOR DATA CONFIDENTIALITY AND SECURITY

         Dupree & Company, Inc.'s proprietary data and operational programs are maintained on the computer network system. All data files are copied nightly on a tape backup system with copies rotated and maintained off-site.

         All employees agree and understand that all company related files must be maintained on network directories in order to be backed-up nightly for security purposes. No personal files should be kept by employees on network drives in order to utilize the most efficient use of the network system drive space and tape backup.

         Personal files, extremely sensitive company files, if any, must be stored on the "C" drive of the individual employee's CPU or on a floppy diskette. Any files kept on an individual CPU are subject to the failure of that CPU and thus should also be copied for backup purposes on a regular basis to a floppy diskette. Any company sensitive files or data files from secondary software which reside on individual CPU's are the responsibility of those employees who maintain such CPU's. Relevant employees must secure a backup of vulnerable files and safely house the backup files for security purposes.

         Employees understand and accept responsibility for maintaining confidentiality and security of company data files.

         Dupree & Company, Inc. maintains login ID's for each employee workstation with network passwords. Propriety software also requires login ID's and password access.

         All employees agree and understand that computer system access is protected by multi-level login ID's and password safeguards.

         Network login ID's will require the following settings: unique passwords, five character minimum password length, 45 day password change interval and one maximum connection. Intruder detection settings are set as: three incorrect login attempts, one day bad login count retention and 14 day period of account lockout.

         Employees agree and understand all workstations will be logged out at the end of each business day to prevent system access after business hours. During the course of the business day terminals must be set to a screen saver deactivation which activates after a maximum of 30 minutes of inactivity. This screen saver also must utilize the password feature to reactivate access to the terminal desktop. This password should be randomly changed by the employee periodically to protect unauthorized access.

         Login ID's and passwords are required on the company's bond accounting and transfer agent (shareholder services) software that similarly mirrors, as closely as possible, the criteria of network access as noted above.

         All operational data files maintained by other that proprietary software can also be assigned passwords if the files are unusually sensitive in nature. Spreadsheet, word processing, database, ect., software all have individual file password protection features. Employees understand these features are available and can be used as and when security warrants. Employees assume responsibility not to lose or forget passwords used on such files, if lost or forgotten such files cannot be recovered and will not be able to be opened.

         Employees understand and accept responsibility to maintain all login ID's, system, program and file passwords in such a manner that inhibits unauthorized access. If employees maintain login ID's and passwords in a written list, such list must be kept in such a manner that inhibits its identification and use in order to prevent unauthorized access.

         Employees agree and understand that data and password security and confidentiality must be maintained by, but not limited to, the measures as outlined above. Employees are required by any and all additional means to minimize any potential risk which could result in unauthorized access to data and programs which could lead to the accidental or intentional destruction or disclosure of company data and information.



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

POLICY AND PROCEDURE FOR INSIDER TRADING

         Dupree & Company, Inc., or any wholly owned subsidiary, forbids any officer, director or employee from trading, either personally or on behalf of others, including mutual funds and private accounts managed by Dupree, on material nonpublic information or communicating material nonpublic information to others in violation of the law. This conduct is frequently referred to as "insider trading". Dupree's policy applies to every officer, director and employee and extends to activities within and outside their duties at Dupree. Every officer, director and employee must read and retain this policy statement. Any questions regarding Dupree's policy and procedures should be referred to Dupree's president.

         The term "insider trading" is not defined in the federal securities laws, but generally is used to refer to the use of material nonpublic information to trade in securities (whether or not one is an "insider") or to communications of material nonpublic to others.

         While the law concerning insider trading is not static, it is generally understood that the law prohibits:

         trading by any insider, while in possession of material nonpublic information, or trading by a non-insider, while in possession of material nonpublic information, where the information either was disclosed to the non-insider in violation of an insider's duty to keep it confidential or was misappropriated, or communicating material nonpublic information to others.

         The elements of insider trading and the penalties for such unlawful conduct are discussed below. If, after reviewing this policy statement, you have any questions you should contact Dupree's president.

         Who is an insider? The concept of "insider" is broad. It includes officers, directors and employees of a company or of a state or political subdivision (government entity). In addition, a person can be a "temporary insider" if he or she enters into a special confidential relationship in the conduct of a company's or a government entity's affairs and as a result is given access to information solely for the company's or government entity's purposes. A temporary insider can include, among others, a company's or a government entity's: attorneys, accountants, consultants, bank lending officers, and the employees of such organizations. In addition, Dupree may become a temporary insider of a company it advises or for which it performs other services. According to the Supreme Court, the company or government entity must expect the outsider to keep the disclosed nonpublic information confidential and the relationship must at least imply such a duty before the outsider will be considered an insider.

         What is material information? Trading on inside information is not a basis for liability unless the information is material. "Material information" generally is defined as information for which there is a substantial likelihood that a reasonable investor would consider it important in making his or her investment decisions, or information that is reasonably certain to have a substantial effect on the price of a company's or a government entity's securities. Information that officers, directors and employees should consider material includes, but is not limited to: dividend changes, earnings estimates, changes in previously released earnings estimates, significant merger or acquisition proposals or agreements, major litigation, liquidation problems, extraordinary management developments, possibilities of refunding or defeasement and plans to issue significant amounts of parity bonds or bond anticipation notes.

         Material information does not have to relate to a company's business. For example, in CARPENTER V. U. S., 108 U.S. 316 (1987), the Supreme Court considered as material certain information about the contents of a forthcoming newspaper column that was expected to affect the market price of a security. In that case, a WALL STREET JOURNAL reporter was found criminally liable for disclosing to others the dates that reports on various companies would appear in the Journal and whether those reports would be favorable or not.

         What is nonpublic information? Information is nonpublic until it has been effectively communicated to the market place. One must be able to point to some fact to show that the information is generally public. For example, information found in a report filed with the SEC, or published by Dow Jones, REUTERS ECONOMIC SERVICES, THE WALL STREET JOURNAL or other publications of general circulation would be considered public, or in the case of local municipal bond issues, information appearing in any local publication, or otherwise generally known to the public of that governmental entity.

         The following procedures have been established to aid the officers, directors and employees of Dupree in avoiding insider trading, and to aid Dupree in preventing, detecting and imposing sanctions against insider trading. Every officer, director and employee of Dupree must follow these procedures or risk serious sanctions, including dismissal, substantial personal liability and criminal penalties. If you have any questions about these procedures you should consult the president of the firm.

         Before trading for yourself or others, including investment companies or private accounts managed by Dupree, in the securities of a company about which you may have potential inside information, ask yourself the following questions:

         Is the information material? Is this information that an investor would consider important in making his or her investment decisions? Is this information that would substantially affect the market price of the securities if generally disclosed?

         Is the information nonpublic? To whom has this information been provided? Has the information been effectively communicated to the marketplace by being published in REUTERS, THE WALL STREET JOURNAL or other publications of general circulation?

         If, after consideration of the above, you believe that the information is material and nonpublic, or if you have questions as to whether the information is material and nonpublic, you should take the following steps.

         Report the matter immediately to the president.

         Do not purchase or sell the securities on behalf of yourself or others, including investment companies or private accounts managed by Dupree.

         Do not communicate the information inside or outside Dupree, other than to the president.

         After the president has reviewed the issue, you will be instructed to continue the prohibitions against trading and communication, or you will be allowed to trade and communicate the information.

         All officers, directors and employees of Dupree shall submit to the President of this firm a report of every securities transaction in which they, their families (including the spouse, minor children and adults living in the same household as the officer, director or employee), and trusts of which they are trustee or in which they have a beneficial interest have participated within ten days after such transaction. The report shall include the name of the security, date of the transaction, quantity, price and broker-dealer through which the transaction was effected. This requirement may be satisfied by sending duplicate confirmations of such trades to the president of Dupree.

         Information in your possession that you identify as material and nonpublic may not be communicated to anyone, including persons within Dupree, except as provided in the above paragraph. In addition, care should be taken so that such information is secure. For example, files containing material nonpublic information should be sealed; access to computer files containing material nonpublic information should be restricted.

         If, after consideration of the items set forth above doubt remains as to whether information is material or nonpublic, or if there is any unresolved question as to the applicability or interpretation of the foregoing procedures, or as to the propriety of any action, it must be discussed with the president of Dupree before trading or communicating the information to anyone.

POLICY AND PROCEDURE RELATING TO PRIVATE SECURITIES TRANSACTIONS

         No officer or employee of the firm can engage in transactions in private securities in any capacity without the prior written approval of the President. Officers and employees are required to seek said approval if they desire to participate in private securities transactions and to refrain from such activities if approval is denied, as will likely be the case. If approval is obtained, full and continuing disclosure to the firm of all aspects of the transactions is required. Concealment of such activities is a serious offense and can result in dismissal.

POLICY AND PROCEDURE RELATING TO INITIAL PUBLIC OFFERINGS

         Officers or employees of the firm may not directly or indirectly acquire securities in a "hot issue" of an initial public offering or in a limited offering. Officers or employees wishing to acquire shares of a "stalled" initial public offering are prohibited from obtaining such shares without the prior written approval of the President. Such approval would be granted only after extensive research. If approval is obtained, detailed records including reasons for such approval, shall be maintained for five years.

OUTSIDE BUSINESS ACTIVITIES

         Outside business activities, such as "moonlighting" or ownership in a non-securities business or firm, are to be reported to the President. The President can decide that an outside activity is detrimental to the representative's performance or to the firm and direct the representative to cease.

POLICY AND PROCEDURE FOR POLITICAL CONTRIBUTIONS

         It is the policy of Dupree & Company, Inc. not to make contributions to any political campaign, political action committee, person or entity seeking election to a public office, neither directly, through its officers and employees nor a political action committee.

         Officers and employees are permitted to make a political contribution of as much as $250 per election to candidates that the officer or employee can vote for. All other, or larger, political contributions are prohibited.

         Officers and employees are required, quarterly, to list, in writing on a form satisfactory to the firm, any and all political contributions they have made during the quarter to candidates for state or local office, or to candidates for Federal office who are elected officials of state or local government at the time. Failure to correctly report such contributions on a timely basis is a serious breach of duty. Any discovery, after the fact, of a political contribution that was not reported can be grounds for dismissal. Such reporting forms shall be maintained on file and reviewed quarterly by the compliance officer, as evidenced by his or her signature and date on the form.


PROCEDURES REGARDING M.S.R.B. RULES G-37 AND G-38

         Each quarter the firm shall report to the M.S.R.B. on form G-37/G-38 by registered or certified mail; (1) all financial advisory agreements arrived at by a method other than competitive bid, (2) all reportable political contributions and, (3) the names of any persons used by the firm to obtain or retain municipal securities business (a "consultant"). Information needed for this report is to be obtained from the political contribution forms signed by individuals. The municipal securities principal responsible for compliance with MSRB Rule G-37 will maintain and preserve a schedule showing, by client name, the dates on which negotiated financial advisory contracts are mailed to clients and executed by the clients. In addition, a calendar will be maintained showing the dates on which bond issues are sold and the corresponding settlement dates of the bond issues. These two records will be used to prepare the quarterly reports. Copies of the schedule and the calendar will be reviewed quarterly by a compliance officer and compared to the Rule G-37 report. Said schedules and calendars will be initialed by the compliance officer.



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


REPORTING REQUIREMENTS UNDER N.A.S.D. RULE 3070

         The firm will comply with the reporting requirements of Rule 3070, incorporated into these Supervisory Procedures by reference in its entirety as if written here in full.

         In general, paragraph (a) of Rule 3070 requires that the firm promptly report to the N.A.S.D. whenever an associated person has violated or been accused of violating securities law and regulations, has been sued or has settled a suit alleging such violations, is the subject of disciplinary action by the firm or any securities regulatory agency resulting in suspension or termination, and other similar occurrences.

         Every person associated with the firm is required to report to the President any occurrence described in Rule 3070 (a) and the firm shall report such occurrences to the N.A.S.D. within 10 days of when the firm knew or should have known of the occurrence.

         The firm shall report customer complaints to the N.A.S.D. within 15 days after the end of any quarter in which complaints were received. (See "Complaint File" above).


ACKNOWLEDGMENT

         I have read and understand the foregoing procedures and will comply in all respects with such procedures.

         /s/Thomas P. Dupree, Sr                     Date
         -----------------------------------             -----------------------

         /s/William T. Griggs II                     Date
         -----------------------------------             -----------------------

         /s/Fred L Dupree, Jr.                       Date
         -----------------------------------             -----------------------

         /s/Michelle M Dragoo                        Date
         -----------------------------------             -----------------------

         /s/Dorine D. Kelly                          Date
         -----------------------------------             -----------------------

         /s/Alison L. Arnold                         Date
         -----------------------------------             -----------------------

         /s/Peggy Brooks                             Date
         -----------------------------------             -----------------------

         /s/Vincent Harrison                         Date
         -----------------------------------             -----------------------

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

         /s/Joyce Davis                              Date
         -----------------------------------             -----------------------

         /s/Danielle Ellison                         Date
         -----------------------------------             -----------------------

         /s/Logan Foster                             Date
         -----------------------------------             -----------------------

         /s/Terry Schlernitzauer                     Date
         -----------------------------------             -----------------------

         /s/Gina Blackater                           Date
         -----------------------------------             -----------------------

         /s/Lamar Grimes                             Date
         -----------------------------------             -----------------------



                                       17